As filed with the Securities and Exchange Commission on April 28, 2005.

Registration No. 33-23126

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Post-Effective Amendment No. 17

to

Form S-6

FOR REGISTRATION UNDER THE SECURITIES

ACT OF 1933 OF SECURITIES OF

UNIT INVESTMENT TRUSTS REGISTERED

ON FORM N-8B-2

A.	Exact name of Trust:	Massachusetts Mutual Variable Life Separate Account I

B.	Name of Depositor:	Massachusetts Mutual Life Insurance Company

C.	Complete address of Depositor’s principal executive offices:	1295 State Street Springfield, MA 01111

D.	Name and address of Agent for Service of Process:	Robert Liguori Senior Vice President & Co-General Counsel 1295 State Street Springfield, MA 01111

_______	immediately upon filing pursuant to paragraph (b) of Rule 485.

X	on May 1, 2005 pursuant to paragraph (b) of Rule 485.

_______	60 days after filing pursuant to paragraph (a)(1) of Rule 485

_______	on _______ pursuant to paragraph (a)(1) of Rule 485.

_______	this post effective amendment designates a new effective date for a previously filed post effective amendment. Such effective date shall be _______________.

E.	Title of Securities being registered:	Flexible Premium Variable Whole Life Insurance Policies

F.	Approximate date of proposed date public offering:	As soon as practicable after the effective of this Registration Statement.

CROSS REFERENCE TO ITEMS REQUIRED

BY FORM N-8B-2

Item No. of
Form N-8B-2	Caption
1	Cover Page; The Separate Account.
2	Cover Page.
3	Cover Page.
4	Sales and Other Agreements.
5	The Separate Account.
6	Not Applicable.
7	Not Applicable.
8	Financial Statement.
9	Legal Proceedings.
10	Detailed Description of Policy Features; Investment Options; Other Policy Information.
11	Investment Options.
12	Investment Options; Sales and Other Agreements.
13	Introduction; Detailed Description of Policy Features.
14	Detailed description of Policy Features.
15	Premiums; Exhibit 99(11).
16	Introduction; The Separate Account.
17	Detailed description of Policy Features; Exhibit 99(11).
18	The Separate Account.
19	Other Information.
20	Not Applicable.
21	Policy Loan Privilege.
22	Not Applicable.
23	Bonding Arrangement.
24	Detailed Description of Policy Features; Other Information; Investment Options.
25	Other Information.
26	Other Information; The Investment Options.
27	Other Information.
28	Directors and Executive Officers.
29	Other Information.
30	Other Information.
31	Not Applicable.
32	Not Applicable.
33	Not Applicable.
34	Not Applicable.
35	Sales and Other Agreements.
36	Not Applicable.
37	Not Applicable.
38	Sales and Other Agreements.
39	Sales and Other Agreements.
40	Sales and Other Agreements.
41	Sales and Other Agreements.
42	Not Applicable.
43	Sales and Other Agreements.
44	The Separate Account.
45	Not Applicable.
46	Account Value and Net Surrender Value; The Separate Account.
47	The Separate Account.
48	Not Applicable.
49	Not Applicable.
50	Not Applicable.
51	Detailed Description of Policy Features; Other Policy Information.
52	Investment Options.
53	Federal Income Tax Considerations.
54	Not Applicable.
55	Not Applicable.
56	Not Applicable.
57	Not Applicable.
58	Not Applicable.
59	Financial Statement.

Variable Life Plus (“VLP”),

a Flexible Premium Variable Whole Life Insurance Policy*

Issued by Massachusetts Mutual Life Insurance Company

This prospectus describes a life insurance policy (the “policy”) offered by Massachusetts Mutual Life Insurance Company (“MassMutual”). While the policy is in force, it provides lifetime insurance protection on the Insured named in the policy. It pays a death benefit at the death of the Insured.

In this prospectus, “you” and “your” refer to the Owner of the policy. “We,” “us,” and “our” refer to MassMutual. “MassMutual” refers to Massachusetts Mutual Life Insurance Company.

The policy provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the death benefit. This flexibility allows you to meet changing insurance needs under a single insurance policy.

You may allocate net premiums and account value among the investment funds (divisions of the Separate Account) offered under this policy and a Guaranteed Principal Account (the “GPA”). Currently, the funds listed at the right are available under this policy.

The policy:

•	Is not a bank or credit union deposit or obligation.
•	Is not FDIC or NCUA insured.
•	Is not insured by any federal government agency.
•	Is not guaranteed by any bank or credit union.
•	May go down in value.

We service the policy at our Principal Administrative Office located at P.O. Box 1865, MassMutual Customer Service Center, Springfield, Massachusetts 01102-1865. Our telephone number is 1-800-272-2216. Our FAX number is 1-866-329-4527. Our Home Office is located in Springfield, Massachusetts. Our Web site is www.massmutual.com.

*Title may vary in some jurisdictions.

This policy provides insurance protection. It is not a way to invest in mutual funds. Replacing an existing life insurance policy with this policy may not be to your advantage.

Please read this prospectus and keep it for further reference.

MML Series Investment Fund and MML Series Investment Fund II (Series II denoted by an asterisk)

•	MML Blend Fund*
•	MML Equity Fund*
•	MML Equity Index Fund (Class II)
•	MML Managed Bond Fund*
•	MML Money Market Fund*

Oppenheimer Variable Account Funds

•	Oppenheimer Global Securities Fund/VA

T. Rowe Price Equity Series, Inc.

•	T. Rowe Price Mid-Cap Growth Portfolio

You bear the investment risk of any account value allocated to the investment funds. The death benefit may vary, and the cash surrender value will vary, depending on the investment performance of the funds.

Neither the United States Securities and Exchange Commission nor any state securities commission has approved this prospectus or determined that it is accurate or complete. Any representation to the contrary is a criminal offense. This prospectus is valid only when accompanied by the prospectuses for the investment funds. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that is filed with the Commission.

This prospectus is not an offer to sell the policy in any jurisdiction where it is illegal to offer the policy or to anyone to whom it is illegal to offer the policy.

Variable Life Plus

EFFECTIVE MAY 1, 2005

I. Introduction

Please refer to Appendix A, Glossary for definitions of the terms contained in this prospectus.

This prospectus describes the policy. Since it is not intended to address all situations, the actual provisions of your policy will control. You should consult your policy for more information about its terms and conditions, and for any state-specific variances that may apply to your policy. These variations will depend on the “contract state” of your policy; it is usually the state or other jurisdiction in which you live.

The policy is a life insurance contract providing a death benefit, an account value, surrender rights, policy loan privileges, and other features traditionally associated with life insurance.

There is no fixed schedule of premium payments. You may establish a schedule of premium payments (“planned premium payments”), but if a planned premium payment is not made the policy will not necessarily terminate. If planned premium payments are made they do not guarantee a policy will remain in force. The policy allows you to match premium payments to your income flows or other financial decisions.

You may increase or decrease the death benefit under the policy. Further, the death benefit may vary, and the cash surrender value will vary, with the investment experience of the investment options in which you have account value. Policy values in the GPA will earn interest at a guaranteed rate of 4%. We may credit interest periodically at rates that exceed this guaranteed rate.

The policy is participating; that is, we may pay annual dividends. However, we currently do not expect that dividends will be paid on the policy.

Introduction

The following diagram provides an overview of how premium payments flow through your policy and where deductions for fees and expenses are taken.

Introduction

All expense charges and deductions are described in Charges and Deductions in Part II.

A summary of the product and separate account charges follows.

	CURRENT RATE	MAXIMUM RATE

Premium Expense Charge	5.0% of premium (3.0% Sales Charge plus 2.0% Premium Tax Charge)	7.5% of premium (5.5% Sales Charge plus 2.0% Premium Tax Charge)
Administrative Charge	Tax-Qualified Policies: $5.25 per month per policy Policies issued under our Simplified Underwriting procedures: $5.25 per month per policy All other Policies: $4.00 per month per policy	All Policies: $5 per month per policy, increased by the ratio of (i) the Consumer Price Index for the September preceding the date of the charge to (ii) the Index for September 1985; but not higher than $8 per month.
Mortality Charges	A per thousand rate multiplied by the amount at risk each month. The rate varies by the gender, Attained Age, and risk classification of the Insured.	For standard risks, the guaranteed cost of insurance rates are based on 1980 Commissioners Standard Ordinary (CSO) Mortality Tables.
Mortality and Expense Risk Charge	0.40% on an annual basis of daily net asset value of the Separate Account	0.40% on an annual basis of daily net asset value of the Separate Account
Investment Management Fees and Other Expenses	(See separate table on next page.)
Loan Interest Rate Expense Charge	0.9% of loaned amount	2.0% of loaned amount
Withdrawal Fee	$25 (or 2% of amount withdrawn, if less)	$25 (or 2% of amount withdrawn, if less)
Surrender Charges* (Applies upon policy surrender.)	Coverage Years 1-15: Administrative Surrender Charge (ASC) plus Sales Load Surrender Charge (SLSC). ASC during Year 1 equals $5 per $1,000 of Selected Face Amount; it then grades to zero during Years 2-10, and is zero thereafter. During the first 10 Years of Coverage, SLSC equals 24.5% of premium paid for the coverage up to the Surrender Charge Band, 4.5% of premium paid for the coverage in excess of the Band up to twice the Band, and 3.5% of premium paid for the coverage in excess of twice the Band up to three times the Band. During the next 5 Years of Coverage, these percentages are reduced, by factors set forth in the policy, to zero by the end of the 15th Year.	Coverage Years 1-15: Administrative Surrender Charge (ASC) plus Sales Load Surrender Charge (SLSC). ASC during Year 1 equals $5 per $1,000 of Selected Face Amount; it then grades to zero during Years 2-10, and is zero thereafter. During the first 10 Years of Coverage, SLSC equals 24.5% of premium paid for the coverage up to the Surrender Charge Band, 4.5% of premium paid for the coverage in excess of the Band up to twice the Band, and 3.5% of premium paid for the coverage in excess of twice the Band up to three times the Band. During the next 5 Years of Coverage, these percentages are reduced, by factors set forth in the policy, to zero by the end of the 15th Year.
	Coverage Years 16+: $0	Coverage Years 16+: $0
*	Under certain circumstances, the surrender charge may not apply when exchanging an existing variable life insurance policy offered by MassMutual or one of its subsidiaries for a qualifying non-variable life insurance policy offered by MassMutual or one of its subsidiaries. Please see the “Surrender Charges” section for more information.

Introduction

Annual Fund Operating Expenses

While you own the contract, if your assets are invested in any of the divisions, you will be subject to the fees and expenses charged by the fund in which that division invests. The first table shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2005. More detail concerning each fund’s fees and expenses that you may periodically be charged during the time that you own the contract, is contained in the second table below and each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from Fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.33%	0.85%

Investment Management Fees and Other Expenses

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2005.

Fund Name	Management Fees	Other Expenses	12b-1 Fees	Total Operating Expenses
MML Blend Fund	0.39%	0.03%	—	0.42%[1]
MML Equity Fund	0.38%	0.03%	—	0.41%[1]
MML Equity Index Fund (Class II)	0.10%	0.23%	—	0.33%[2]
MML Managed Bond Fund	0.45%	0.01%	—	0.46%[1]
MML Money Market Fund	0.49%	0.04%	—	0.53%[1]
Oppenheimer Global Securities Fund/VA	0.63%	0.03%	—	0.66%
T. Rowe Price Mid-Cap Growth Portfolio	0.85%	0.00%	—	0.85%

1	MassMutual has agreed to bear expenses of the MML Blend Fund, MML Equity Fund, MML Managed Bond Fund, and MML Money Market Fund, (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the funds through April 30, 2006. We did not reimburse any expenses for these funds in 2004.
2	MassMutual has agreed to bear the expenses (other than the management and administrative fees, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.05% of the average daily net asset values through April 30, 2006. Such agreement cannot be terminated unilaterally by MassMutual. Currently, these expenses are less than this amount. In addition, MassMutual has agreed to waive certain administrative and shareholder service fees payable by the fund on account of Class II shares. If this table had reflected this waiver, the Total Net Operating Expenses would have been 0.28%.

(See the fund prospectuses for more information.)

Introduction

II. Detailed Description of Policy Features

Purchasing the Policy

The policy is no longer offered for sale to the public. Owners may continue, however, to make premium payments under existing policies.

To purchase a policy, you had to send a completed application to our Principal Administrative Office. The policy could be issued for an Insured between the ages of 0 and 82 inclusive. Before issuing a policy, we required evidence of insurability.

The minimum Selected Face Amount of a policy depends on the market in which it was sold, the underwriting process used, and the Issue Age of the Insured:

•	Tax-qualified Market (used in a retirement plan qualifying for tax benefits under the Internal Revenue Code), Any Underwriting Process: $15,000 for Ages 0-55; $14,000 for Age 56; $13,000 for Age 57; $12,000 for Age 58, $11,000 for Age 59; and $10,000 for ages 60 and higher.
•	Non-qualified Markets, Simplified Underwriting: Same as tax-qualified market.
•	Non-qualified Markets, Any Other Underwriting Process: $50,000 for Ages 0-35; $40,000 for Ages 36-40; $30,000 for Ages 41-45; $20,000 for ages 46-50; and $15,000 for Ages 51 and higher.

Coverage under the policy became effective on the Issue Date of the policy or, if later, the date the first premium was paid. See Premiums for more about the first premium. For the first premium to be paid, we must receive it in good order.

Unisex Policy. Policies generally were issued with values that vary based on the gender of the Insured. Policies issued as part of an employee benefit plan may be “unisex”; that is, the policy values do not vary by gender. References in the prospectus to sex- distinct policy values are not applicable to unisex policies.

Right to Return the Policy. If you are not satisfied with your policy, you may cancel it within 10 days after you receive it, or 10 days after you receive a written notice of withdrawal right, or 45 days after signing Part 1 of your Application, whichever is latest. You may also cancel increases in Selected Face Amount under the same time limitations. (This period of time may vary by state.)

To cancel the policy, return it to us at our Principal Administrative Office, to the agent who sold the policy, or to one of our agency offices. If you cancel your policy, we will give you a refund.

In most states, this refund is the sum of:

(i)	any premium paid for the policy; plus

(ii)	any interest credited to the policy under the GPA; plus or minus

(iii)	an amount reflecting the investment experience of the divisions of the Separate Account under this policy to the date we receive the policy.

In other states, this refund is equal to any premium paid for the policy.

Consult your policy to determine which refund applies under your policy.

Death Benefit

If the Insured dies while the policy is in force, we will pay the death benefit to the named Beneficiary. We will pay the death benefit within seven days after we determine that the claim for the death benefit is in good order. All or part of the death benefit can be paid in a lump sum or under one or more of the payment options described in the policy.

The death benefit is the greater of:

(a)	the Selected Face Amount on the date of death; or

(b)	the Minimum Face Amount on the date of death.

This benefit is increased by the part of any monthly charge for a period beyond the date of death that was deducted from the account value. It is reduced by any outstanding policy debt and any unpaid monthly charges to the date of death.

Minimum Face Amount. In order to qualify as life insurance under Internal Revenue Code (“IRC”) Section 7702, the policy has a Minimum Face Amount. The Minimum Face Amount is equal to a multiple of the account value. The multiple depends on the gender (male, female, unisex), risk classification, and Attained Age of the Insured.

Detailed Description of Policy Features

See Appendix B for examples of how changes in account value may affect the death benefit of a policy.

Right to Change the Selected Face Amount

You may request an increase or decrease in the Selected Face Amount by submitting a written request for a change of Selected Face Amount to us at our Principal Administrative Office. The Selected Face Amount change will be effective on the Monthly Calculation Date on or next following our acceptance of the request.

Increases in Selected Face Amount. You must provide us with a written application and evidence the Insured still is insurable to increase your Selected Face Amount. An increase may not be less than $15,000 ($5,000 if the policy was sold in the tax-qualified market or if simplified underwriting was used). We reserve the right to establish a lower minimum. You cannot increase the Selected Face Amount of the policy less than six months after the Policy Date or another increase, or after the Insured reaches Attained Age 82.

If you increase the Selected Face Amount, the Mortality Charges will increase. If the Account Value is insufficient to continue the policy in force for three months at the new monthly charges and interest, we may require a premium payment sufficient to increase the account value to such an amount. Also, the policy may become a “modified endowment contract” under federal tax law. Please consult your tax adviser. (See also Modified Endowment Contracts in Part V.)

A separate surrender charge schedule will apply to the amount of the increase. Generally, these surrender charges will apply during the first 15 years of the segment’s coverage.

Increases in the Selected Face Amount will be effective on the monthly charge date that is on, or next follows, the date we approve the application for the increase.

Decreases in Selected Face Amount. You may decrease the Selected Face Amount in certain circumstances, although we believe that decreases generally are not in the best interest of an Owner. You must send a written request to us. You cannot decrease the Selected Face Amount if the decrease would result in a Selected Face Amount of less than the minimum Selected Face Amount.

A decrease will reduce the Selected Face Amount in the following order:

(a)	the Selected Face Amount of the most recent increase;

(b)	the Selected Face Amounts of the next most recent increases successively;

(c)	the initial Selected Face Amount.

If you decrease the Selected Face Amount, the monthly charges deducted from the account value will change.

Decreases in the Selected Face Amount will be effective on the monthly charge date that is on, or next follows, the date we receive the request.

Decreases in the Selected Face Amount may have adverse tax consequences.

If you decrease the Selected Face Amount, the policy may become a “modified endowment contract” (“MEC”) under federal tax law. Please consult your tax adviser. (See also Modified Endowment Contracts in Part V.)

We reserve the right to terminate the option to decrease the Selected Face Amount.

Premiums

The first premium must be paid before the policy can become effective. Thereafter, within limits you may make premium payments at any time and in any amount. You may allocate net premiums among the divisions of the Separate Account and to the GPA.

First Premium. Generally, you determine the first premium you want to pay for the policy; but it must be at least equal to the minimum initial premium. The minimum initial premium depends on your chosen premium frequency and initial Selected Face Amount, and on the Issue Age, gender, and risk classification of the Insured.

Planned Premiums. When applying for the policy, you select the planned premium and payment frequency (annual, semiannual, quarterly, or monthly check service). The amount of the planned premium and payment frequency you select are shown in the policy. We will send

Detailed Description of Policy Features

you premium notices based on your selections. To change the amount and frequency of planned premiums, send a request to us at our Principal Administrative Office. If you change the frequency of your planned premiums, your policy may be at risk of lapsing because we do not bill for fractional payment periods.

Example:

Your policy anniversary is on January 1 and you make planned quarterly premium payments. We have been sending you a bill each quarter for the applicable premium. In August you notify us that you want to change your planned premium from quarterly payments to annual payments. In this situation, we would have sent you bills for the first and second quarterly payments of that year. After receiving your notification, however, we would not send you a bill for the last two quarterly payments of that year. We will send your next bill out on the following policy anniversary date (January 1). If you choose not to make a premium payment between August and January 1, your policy may lapse before you receive your next bill. For more information on what happens if your policy lapses, please read the section titled Policy Termination and Reinstatement.

The minimum planned premium is based on the selected face amount, the insured’s age, and the first premium paid.

If a planned premium payment is not made, the policy will not necessarily terminate. Conversely, making planned premium payments does not guarantee the policy will remain in force. To keep the policy in force, it must have a sufficient account value. See Grace Period and Termination.

Premium Payments and Flexibility. After you have paid the first premium, within limits you may pay any amount at any time while the Insured is living. Although you must maintain sufficient account value to keep the policy in force, there is no required schedule for premium payments. Premium payments for VLP policies issued in New York should be sent to the following lockbox address:

Regular Mail:

MassMutual VL Plus

PO Box 75233

Chicago, IL 60675-5223

Overnight Mail:

MassMutual VL Plus

350 North Orleans Street

Receipt & Dispatch 8th Floor

Lockbox 75233

Chicago, IL 60654

If your premium payment is not received at the correct lockbox, we will reroute it. We will consider the payment in good order, and the payment will be applied, on the valuation date that we determine what policy the premium should be allocated to.

You may also make premium payments by wire transfer. For instructions on how to make a premium payment by wire transfer, please call our Administrative Office at 1-800-272-2216.

You may elect to pay premiums by pre-authorized check. Under this procedure, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments. If you have elected to pay premiums by pre-authorized check and we are unable to obtain the premium payment from your account, we may automatically switch you to a quarterly bill.

If, on the monthly calculation date following the date we apply a subsequent premium payment, we determine that your policy has become a “modified endowment contract” (“MEC”), we will refund that portion of your premium payment that causes the policy to become a MEC. No interest or investment performance will be earned on the portion of the payment that is refunded to you.

When we mail you the refund, we will give you the option to accept your policy as a MEC. If, you want to accept the policy as a MEC you must complete and sign a MEC Acknowledgment Notice and return it, along with the refunded premium payment, to our Administrative Office. The payment will be applied on the valuation date that is on or next follows the date we receive it, in good order, at our Administrative Office.

It is possible that a policy that was going to become a MEC will not become a MEC, if you return the refunded premium payment and we

Detailed Description of Policy Features

receive it, in good order, after the next policy anniversary has occurred or after a material change to the policy has taken place. In those cases you will not be notified of this change in the policy’s status. You can, however, call our Administrative Office to request the MEC status of your policy.

For more information on MEC policies, material changes, 7-pay limit, and 7-pay test, you should consult your tax adviser. These terms are also discussed under Modified Endowment Contracts in the Federal Income Tax Considerations section of this prospectus.

If your policy terminated and it was reinstated, the above procedures will not apply. If you would like information on how reinstated policies are tested for their MEC status, please contact our Administrative Office.

Premium Limitations. The minimum premium payment we will accept is $10.

The maximum premium each Policy Year is the greater of:

(a)	an amount equal to $100 plus double the minimum annual premium for the policy; or

(b)	the highest premium payment amount that would not increase the amount at risk.

We may refund any amount of premium payment that exceeds this limit.

Allocating Net Premiums. A net premium is a premium payment we receive in good order, minus the premium expense charge. Premiums that cause the policy to be a MEC may not be considered to be in good order, depending on when they are received.

Net premiums credited to the policy on or after the Register Date will be allocated among the divisions and the GPA according to your net premium allocation. Also, any net premiums in the policy held before the Register Date will be allocated on that Date among the divisions and the GPA according to your net premium allocation on that Date.

Register Date and Valuation Date. The Register Date must be a Valuation Date. A Valuation Date is any date on which the New York Stock Exchange is open for trading.

The Register Date is the Valuation Date that is on, or next follows, the latest of:

(a)	the Policy Date;

(b)	the day we received your completed Part 1 of the Application for the policy; or

(c)	the day we received the first premium payment in good order.

Net Premium Allocation. When applying for the policy, you indicate how you want net premiums allocated among the divisions and the GPA. You may change your net premium allocation at any time by telephone, facsimile transmission, or by sending notice to us at our Principal Administrative Office. We will take reasonable steps to confirm that instructions given to us by telephone are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions if we fail to take such steps. We may tape record all telephone instructions.

The request to change your net premium allocation will become effective no later than five business days after we receive it, in good order, at our Administrative Office. Generally, however, the change will become effective on the valuation date we receive your request, in good order, at our Administrative Office. If we receive your request in good order on a non-valuation date or after the close of a valuation date, the change will become effective on the next valuation date.

You must set your net premium allocation in terms of whole-number percentages that add to 100%.

Transfers

You may generally transfer all or part of the account value invested in a division of the Separate Account to any other division or to the GPA. You can submit transfer requests by telephone, facsimile transmission, or by sending notice to us at our Principal Administrative Office. We will take reasonable steps to confirm that instructions given to us by telephone are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions if we fail to take such steps. We may tape record all telephone instructions.

We may limit transfers to four a Policy Year. This limit does not apply to a transfer of all values in the Separate Account divisions to the GPA.

Detailed Description of Policy Features

We limit transfers from the GPA to the Separate Account divisions to one each Policy Year. You may not transfer more than 25% of the fixed account value (less any policy debt) at the time of the transfer. There is one exception to this rule. If:

•	you have transferred 25% of the fixed account value each Year for three consecutive Policy Years; and
•	you have not added any net premiums or transfer amounts to the GPA during these three Years; then you may transfer the remainder of the fixed account value (less any policy debt) out of the GPA in the succeeding Policy Year. In this situation, you must transfer the full amount out of the GPA in one transaction.

Any transfer is effective on the Valuation Date at the price next determined after we receive the request in good order at our Principal Administrative Office. We do not charge for transfers.

Limits on Frequent Trading and Market Timing Activity

This policy and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a fund in the following ways:

•	by requiring the fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and
•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all policy owners and beneficiaries under the policy, including long-term policy owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity, and will not accommodate frequent transfers of account value among the funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this policy.

We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of funds among the divisions of the separate account, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy, and curtail their trading in every instance.

In addition, some of the funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the funds may reflect lower performance and higher expenses across all policies as a result of undetected abusive trading practices.

If we, or the investment adviser to any of the funds available with this policy, determine that a policy owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will not allow the policy owner to submit transfer requests by overnight mail, facsimile transmissions, the telephone, our website, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the fund. Orders for the purchase of fund shares may be subject to acceptance by the fund. Therefore, we reserve the right to reject, without prior notice, any fund transfer request if the investment in the fund is not accepted for any reason. You should read the fund prospectuses for a description of their frequent trading and/or market timing policies.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, the account value will remain in the investment choice from which the transfer was attempted. We will then allow you to resubmit the rejected transfer by regular mail only.

Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

Detailed Description of Policy Features

•	not accept transfer instructions from a policy owner or other person authorized to conduct a transfer;
•	limit the number of transfer requests that can be made during a policy year; and
•	require the value transferred into a fund to remain in that fund for a particular period of time before it can be transferred out of the fund.

We will apply any restrictive action we take uniformly to all policy owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.

We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all policy owners.

Policy Termination and Reinstatement

The policy will not terminate simply because you do not make planned premium payments. Conversely, making planned premium payments does not guarantee that the policy will remain in force.

The policy may terminate if its value cannot cover the monthly charges.

If the policy does terminate, you may be permitted to reinstate it.

Grace Period and Termination. The policy may terminate without value if the account value less any policy debt on a Monthly Calculation Date cannot cover the monthly charges due.

However, we allow a grace period for payment of the premium amount (not less than $10) needed to avoid termination. We will mail you a notice stating this amount.

The policy will terminate without value if we do not receive the required payment by the end of the grace period.

The policy also may terminate if the policy debt limit is reached. (See Policy Loan Privilege.)

Policy termination could have adverse tax consequences for you. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy in force. (See Tax, Payment, and Termination Risks Relating to Policy Loans in “Policy Loan Privilege” later in this Part; and also see Federal Income Tax Considerations in Part V.)

Grace Period. The grace period begins on the date the monthly charges are due. It ends 61 days after that date or, if later, 30 days after the date we mail the notice stating the amount needed.

During the grace period, the policy will stay in force. If the Insured dies during the grace period, the death benefit will be payable. In this case, any unpaid monthly charges to the date of death will be deducted from the death benefit.

Reinstating Your Policy. If your policy terminates, you may reinstate it—that is, put it back in force. But you may not reinstate your policy if:

•	you surrendered it (unless required by law); or
•	five years have passed since it terminated.

Requirements to Reinstate Your Policy. To reinstate your policy, we will need:

1.	a written application to reinstate;

2.	evidence, satisfactory to us, that the Insured still is insurable; and

3.	a premium payment sufficient to produce an account value equal to triple the monthly charges due on the Monthly Calculation Date on, or next following, the reinstatement date. The minimum amount of this premium payment will be quoted on request.

Policy after You Reinstate. If you reinstate your policy, the Selected Face Amount will be the same as it was when it terminated. We will not apply the required premium for reinstatement to any investment division until we have approved your reinstatement application. Your account value at reinstatement will be:

•	the premium paid to reinstate your policy,
minus

Detailed Description of Policy Features

•	the premium expense charge, minus
•	applicable monthly charges due.

Additionally, if the policy lapsed during a period when a surrender charge applied, surrender charges equal to the amount and period applicable when the policy lapsed will apply to the reinstated policy.

We do not reinstate policy debt.

The reinstatement will be effective on the date we approve the application for reinstatement.

If you reinstate your policy, it may become a “modified endowment contract” under current federal tax law. Please consult your tax adviser. (See also Modified Endowment Contracts in Part V.)

Reinstatement will not reverse any adverse tax consequences caused by policy termination unless it occurs within 90 days of the end of the grace period. In no situation, however, can adverse tax consequences that are a result of policy debt be reversed.

Charges and Deductions

We will deduct charges from the policy to compensate us for:

(a)	providing the insurance benefits under the policy (including any riders);

(b)	administering the policy;

(c)	assuming certain risks in connection with the policy (including any riders); and

(d)	selling and distributing the policy.

Deductions from Premiums

We deduct a premium expense charge from each premium payment you make. The premium expense charge currently is 5.0%. It is equal to a Sales Charge of 3.0% plus a Premium Tax Charge of 2.0%. The Sales Charge reimburses us for selling and distributing the policy. The Premium Tax Charge reimburses us for the average cost of state and local premium taxes we pay for the policy.

Monthly Charges Against the Account Value

We deduct charges from the account value on each Monthly Calculation Date. The monthly charges are:

(a)	an Administrative Charge;

(b)	a Mortality Charge; and

(c)	a Rider Charge for any additional benefits provided by rider.

We deduct the monthly charges from the division(s) and the GPA in proportion to the non-loaned values of the policy in the division(s) and the GPA.

Administrative Charge. The monthly Administrative Charge reimburses us for issuing and administering the policy, and for such activities as processing claims, maintaining records and communicating with you.

Mortality Charges. The monthly Mortality Charge for a policy is equal to the “amount at risk” under the policy, multiplied by the monthly Mortality Charge rate for that policy month. We determine the amount at risk on the first day of each policy month. It is the amount by which the death benefit (discounted at the monthly equivalent of 4% per year) exceeds the account value.

Mortality Charge rates are based on the gender, Issue Age, and risk class of the Insured, and the Year of Coverage. We currently place Insureds into the following two standard rate classes: Nonsmoker and Smoker. We also have substandard rate classes for greater mortality risks. In otherwise identical policies, the monthly Mortality Charge rate is higher for Smokers than for Nonsmokers.

Rider Charge. You can obtain additional benefits by requesting riders on your policy. The monthly rider charges include charges for any benefits you add by rider.

Daily Charges Against the Separate Account

Mortality and Expense Risk Charge. Each day we deduct a charge from your account value in the Separate Account for mortality and expense risks. We do not deduct this charge from the assets in the GPA.

The mortality risk is a risk that the group of lives we insure may, on average, live for shorter periods of time than we estimated. The expense risk is a risk that our costs of issuing and administering policies may be more than we estimated.

Detailed Description of Policy Features

If the mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss. If the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the contract.

Fund Expenses. The Separate Account purchases shares of the funds at net asset value. The net asset value of each fund reflects investment management fees and other expenses already deducted from the assets of the fund. In addition, one or more of the funds available as an investment choice may pay us a distribution fee out of the fund’s assets called a “12b-1” fee. Any investment in one of the funds with a 12b-1 fee will increase the cost of your investment in this contract. Please refer to the fund prospectuses for more information regarding these expenses.

Surrender Charges

The surrender charge has two parts: an Administrative Surrender Charge and a Sales Load Surrender Charge. The Administrative Surrender Charge generally applies during the first 10 Policy Years for the initial Selected Face Amount, and during the first 10 Years of Coverage following an increase in the Selected Face Amount, or if you surrender the policy. The Sales Load Surrender Charge generally applies for the first 15 Policy Years, and during the first 15 Years of Coverage following an increase in the Selected Face Amount, if you surrender the policy.

Subject to product and state availability, an endorsement to your variable life insurance policy may be available. The endorsement allows the Company to waive surrender charges, under certain circumstances, if a policy owner wishes to exchange their existing variable life insurance policy offered by MassMutual or one of its subsidiaries for a qualifying non-variable insurance policy offered by MassMutual or one of its subsidiaries. We have the right to modify, suspend, or terminate any replacement program at any time without prior notification.

For more information, please contact your registered representative or call our Administrative Office.

Administrative Surrender Charge. This charge initially is $5 for each $1,000 of Selected Face Amount; it then grades down to zero over ten years. This charge reimburses us for expenses incurred in issuing the policy, such as processing the applications (including underwriting) and setting up computer records.

Sales Load Surrender Charge. During the first 10 Years of Coverage for the initial Selected Face Amount and for each increase in Selected Face Amount, this charge is equal to 24.5% of the premiums paid for the coverage up to the Surrender Charge Band, plus 4.5% of premiums paid for the coverage in excess of the Surrender Charge Band up to twice the Surrender Charge Band, plus 3.5% of premiums paid for the coverage in excess of twice the Surrender Charge Band up to three times the Surrender Charge Band. During the next 5 Years of Coverage, these percentages are reduced, by factors set forth in the policy, to zero by the end of the 15th Year.

The Surrender Charge Band is set forth in the policy and is an amount based on the Selected Face Amount and varies by the age, gender, and smoker classification of the Insured at the time of purchase.

Other Charges

Withdrawal Fee. If you make a partial withdrawal from your policy, we deduct $25 (or 2% of the amount withdrawn, if less) from the amount you withdraw. This fee reimburses us for administering withdrawals.

Loan Interest Rate Expense Charge. This charge reimburses us for the expenses of administering loans.

Rider Processing Fee. We may charge a one-time processing fee for some riders.

Special Circumstances

We may vary the charges and other terms of policies where special circumstances result in sales or administrative expenses or insurance risks that are different than those normally associated with these policies. We will make these variations only in accordance with uniform rules we establish.

Detailed Description of Policy Features

Account Value, Cash Surrender Value, Surrender, and Withdrawals

The account value of the policy has two components: the variable account value and the fixed account value.

Variable Account Value. The variable account value is the sum of your values in each of the divisions of the Separate Account. It reflects:

•	net premiums allocated to the Separate Account;
•	transfers to the Separate Account from the Guaranteed Principal Account;
•	transfers and withdrawals from the Separate Account;
•	monthly charges and surrender charges deducted from the Separate Account; and
•	the net investment experience of the Separate Account.

These transactions are all reflected in the variable account value through the purchase and sale of accumulation units.

Net Investment Experience. The net investment experience of the variable account value is reflected in the value of the accumulation units.

Every valuation date we determine the value of an accumulation unit for each of the separate account divisions. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for the mortality and expense risk charge, and fund expenses.

The value of an accumulation unit may go up or down from valuation date to valuation date.

When you make a premium payment, we credit your policy with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the net premium payment allocated to a division by the unit value for that Separate Account division. When you make a withdrawal, we deduct accumulation units representing the withdrawal amount from your policy. We deduct accumulation units for insurance and other policy charges.

We calculate the value of an accumulation unit for each division at the close of each valuation date. Any change in the accumulation unit value will be reflected in your policy’s account value.

Fixed Account Value. The fixed account value is the accumulation at interest of:

•	net premiums allocated to the Guaranteed Principal Account; plus
•	amounts transferred into the GPA from the Separate Account; minus
•	amounts transferred or withdrawn from the GPA; and minus
•	monthly charges and surrender charges deducted from the GPA.

Interest on the Fixed Account Value. The fixed account value earns interest at an effective annual rate, credited daily.

For the part of the fixed account value equal to any policy loan, the daily rate we use is the daily equivalent of:

•	the annual loan interest rate minus the current loan interest rate expense charge; or
•	4% if greater.

For the part of the fixed account value in excess of any policy loan, the daily rate we use is the daily equivalent of:

•	the current interest rate we declare; or
•	4% if greater.

The current interest rate we declare will not be less than the rate determined by an index defined in the policy, reduced by any tax charge reflecting the policy’s share of our federal income tax liability.

Cash Surrender Value. The cash surrender value of the policy is equal to:

•	the account value; minus
•	any surrender charges that apply; and minus
•	any policy debt.

Surrender. You may surrender your policy by sending a written request, using our surrender form and any other forms we require, to us at our Principal Administrative Office. The surrender will be effective on the Valuation Date we receive all required forms in good order. We will process it within seven days.

The policy terminates as of the effective date of the surrender and cannot be reinstated, unless required by law. Surrendering the policy may result in adverse tax consequences.

Withdrawals. On any Monthly Calculation Date at least six months after the Policy Date, you may

Detailed Description of Policy Features

withdraw an amount, not less than $100, up to the cash surrender value.

We deduct a fee from the amount withdrawn. We do not charge a surrender charge for a withdrawal. We will not allow a withdrawal if it would reduce the account value to an amount less than the sum of the minimum Planned Annual Premiums to date.

You must state in the withdrawal request from which divisions or the GPA you want the withdrawal made. The withdrawal amount you wish taken from each division of the Separate Account and from the GPA may not exceed the non-loaned account value in each of these. We may reduce the Selected Face Amount by the amount of the withdrawal. The withdrawal will be effective on the Valuation Date we receive the written request in good order. We will process it within seven days.

Taking a withdrawal may have adverse tax consequences under federal tax law, possibly including a 10% penalty. Please consult your tax adviser. (See also Federal Income Tax Considerations in Part V.)

Policy Loan Privilege

General. After the first Policy Year, you may take a loan from the policy once the account value exceeds the total of any surrender charges. You must assign the policy to us as collateral for the loan. The maximum amount you can borrow at any time is 90% of the policy’s account value less any surrender charge. If there is any outstanding policy debt, including any accrued interest, it reduces the maximum amount available.

Source of Loan. We take the policy loan amount from the divisions and the GPA in proportion to the amount of account value in each division and the GPA (excluding any outstanding loans) on the date of the loan. We reduce the amount of units in the divisions of the Separate Account from which the loan is taken.

We transfer the resulting dollar amounts to the loaned portion of the GPA.

We may delay granting any loan you want taken from the GPA for up to six months. We may delay granting any loan from the divisions during any period that:

(i)	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

(ii)	trading is restricted;

(iii)	the SEC determines a state of emergency exists; or

(iv)	the SEC permits us to delay payment for the protection of our Owners.

Loan Interest Charged. At the time of Application, you selected either a fixed loan interest rate of 6% or an adjustable loan rate. Each year we will set the adjustable rate that will apply for the next Policy Year. The maximum loan rate is based on the Monthly Average Corporate yield on seasoned corporate bonds as published by Moody’s Investors Service, Inc. If this Average is no longer published, we will use a similar average as approved by the insurance department of your “contract state.” The maximum rate is the greater of:

(i)	the published monthly average for the calendar month ending two months before the Policy Year begins; or

(ii)	5%.

If the maximum rate is less than  1/2% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum rate is at least  1/2% lower than the rate in effect for the previous year, we will decrease the rate.

Interest on policy loans accrues daily and becomes part of the policy debt as it accrues. It is due on each Policy Anniversary. If you do not pay it when it is due, the interest is added to the loan. As part of the loan, it will bear interest at the loan rate. We will treat capitalized interest the same as a new loan. We will take an amount equal to the interest due from the divisions and the GPA in proportion to the non-loaned account value in each. If the policy’s account value cannot cover the loan interest due, the policy may lapse according to the Policy Termination section of this prospectus.

Repayment. You may repay all or part of any policy debt at any time while the Insured is living and while the policy is in force. You must clearly identify the payment as a loan repayment or we will consider the payments premium payments. We do not offer an automatic loan repayment plan.

We will allocate all loan repayments to the GPA.

We will deduct any outstanding policy debt from:

•	the proceeds payable on the death of the insured,

Detailed Description of Policy Features

•	the proceeds payable when you surrender the policy, or
•	the account value if the policy lapses.

In these situations, we will then consider the policy debt paid.

Interest on Loaned Value. We deposit an amount equal to the loaned amount in the GPA. This amount earns interest at a rate equal to the greater of 4% and the policy loan rate less a loan interest rate expense charge. We guarantee this charge will not exceed 2%. Currently, the charge is 0.9%.

Effects of Policy Loans. A policy loan negatively affects the policy since we reduce the death benefit and cash surrender value by the amount of the loan and any accrued loan interest. If you repay the loan, we increase the death benefit and cash surrender value under the policy by the amount of the repayment.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. This amount does not participate in the Separate Account investment performance. Additionally, since loan repayments are allocated to the guaranteed principal account, a loan will impact your ability to transfer funds because we limit transfers from the guaranteed principal account to one each Policy Year and, generally, you cannot transfer more than 25% of the policy’s fixed account value, excluding debt, at the time of the transfer.

Whenever total policy debt (which includes accrued interest) exceeds the account value we will send a notice to you. This notice will state the amount needed to bring the policy debt back within the limit. If we do not receive this amount within 31 days after the date we mailed the notice, and if policy debt exceeds the account value at the end of those 31 days, the policy terminates without value.

The policy also may terminate due to insufficient value. (See Grace Period and Termination.)

Tax, Payment, and Termination Risks Relating to Policy Loans. Taking a policy loan could have adverse tax consequences for you. For example, if your policy is a “modified endowment contract” under current federal tax law, all or a portion of the loan may be treated as taxable income in the year you receive it; any loan amount that is taxable may be subject to an additional 10% penalty. (See Federal Income Tax Considerations in Part V, and especially the Modified Endowment Contracts section.)

If your policy is not a “modified endowment contract,” you may incur a significant income tax liability if the policy terminates before the death of the Insured. In this case, if your account value, reduced by any surrender charges, exceeds your cost basis for the policy, the excess will be taxable as income. Payments you receive upon termination of the policy, if any, may not be sufficient to cover the resulting tax liability. (Also see the Policy Proceeds and Loans section in Federal Income Tax Considerations.) To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

Factors that may contribute to these potential situations include: (1) amount of outstanding policy debt at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charge rates due to increasing attained age of the Insured; (4) high or increasing amount at risk, depending on changing account value; and (5) increasing policy loan rates if the adjustable policy loan rate is in effect.

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000, your account value is $15,000, you have no surrender charges, and you have received no other distributions (withdrawals) under the policy.

In this case, if you surrender your policy without an outstanding loan, your cash surrender value is equal to your account value of $15,000; you receive a payment equal to the $15,000 cash surrender value, and your taxable income is $5,000 ($15,000 account value minus $10,000 cost basis).

However, if in this example you have an outstanding policy debt of $14,000, you would receive a payment equal to the cash surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

Detailed Description of Policy Features

This potential situation of taxable income from policy termination exceeding the payment received at termination also may occur if the policy terminates without value because the policy debt limit is reached. If in this latter example the account value were to decrease to $14,000, due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax adviser at least annually, and take appropriate preventive action. The risks that result from taking a policy loan may be reduced if you repay the policy debt.

Detailed Description of Policy Features

III. Investment Options

The Guaranteed Principal Account

You may allocate some or all of the net premiums to the Guaranteed Principal Account (“GPA”). You also may transfer some or all of the account value in the divisions of the Separate Account to the GPA. Neither our general investment account nor the GPA is registered under federal or state securities laws.

Amounts allocated to the GPA become part of our general investment account. Our general account consists of assets owned by us. The assets in the VLP separate account or our other separate accounts are not part of our general investment account. Subject to applicable law, we have sole discretion over the investment of the assets of our general investment account.

We guarantee amounts allocated to the GPA in excess of any policy debt (which includes accrued interest) will accrue interest daily at an effective annual rate at least equal to 4%. For amounts in the GPA equal to any policy debt, the guaranteed minimum interest rate is an effective annual rate of 4% or, if greater, the policy loan rate less the maximum loan interest rate expense charge. This charge will not be greater than 2% per year. This rate will be paid regardless of the actual investment experience of the GPA. In addition to the guaranteed minimum interest rate, we will declare a calendar year guaranteed minimum rate each December for the upcoming calendar year. The rate we credit in any calendar year will not be lower than this calendar year guaranteed minimum rate. Although we are not obligated to credit interest at a rate higher than the guaranteed minimum, we may declare a higher rate.

The Separate Account

Our Board of Directors established the Separate Account on July 13, 1988, as a separate investment account of MassMutual. The Board established the Separate Account based on the laws of the Commonwealth of Massachusetts. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the provisions of the Investment Company Act of 1940. We have established a segment within the Separate Account to receive and invest premium payments for the policies. We have since divided this segment into seven divisions, subject to state availability. Each division invests in shares of a designated investment fund.

We may establish additional divisions within the segment in the future.

We own the assets in the Separate Account. We are required to maintain sufficient assets in the Separate Account to meet anticipated obligations of the policies funded by the Separate Account. We credit or charge the income, gains, or losses, realized or unrealized, of the Separate Account against the assets held in the Separate Account. We do not take any regard of the other income, gains, or losses of MassMutual. Assets in the Separate Account attributable to the reserves and other liabilities under the policies cannot be charged with liabilities from any other business conducted by MassMutual. We may transfer to our general investment account any assets that exceed anticipated obligations of the Separate Account.

Policy owners do not invest directly into the underlying funds. Instead, they invest in the Separate Account divisions which then purchase shares of the corresponding underlying fund. The Separate Account owns the fund shares, the Company owns the Separate Account.

Investment Options

The Funds

The investment funds available through the policy are offered by three investment companies. They each provide an investment vehicle for the separate investment accounts of variable life policies and variable annuity contracts offered by companies such as MassMutual. Shares of these organizations are not offered to the general public.

The assets of certain variable annuity separate accounts offered by MassMutual, and by other affiliated and non-affiliated life insurers are invested in shares of these funds. Because these separate accounts are invested in the same underlying funds, it is possible that conflicts could arise between policy owners and owners of the variable annuity contracts.

The boards of trustees or boards of directors of the funds will follow procedures developed to determine whether conflicts have arisen. If a conflict exists, the boards will notify the insurers and they will take appropriate action to eliminate the conflicts.

We purchase the shares of each fund for the division at net asset value. All dividends and capital gain distributions received from a fund are automatically reinvested in that fund at net asset value, unless MassMutual, on behalf of the Separate Account, elects otherwise. We redeem shares of the funds at their net asset values as needed to make payments under the policies.

Some of the funds offered are similar to, or are “clones” of, mutual funds offered in the retail marketplace. These “clone” funds have the same investment objectives, policies, and portfolio managers as the retail funds and usually were formed after the retail funds. While the clone funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from the retail funds. In fact, the performance of the clone funds may be dramatically different from the performance of the retail funds due to differences in the funds’ sizes, dates shares of stock are purchased and sold, cash flows and expenses. Thus, while the performance of the retail funds may be informative, you should remember that such performance is not the performance of the funds that support the policy. It is not an indication of future performance of the policy funds.

Compensation We Receive From Advisers

We and certain of our insurance affiliates receive compensation from the advisers to some of the funds. We receive this compensation for making those funds available as investment choices within both this policy and other variable annuity and variable life insurance products issued by us and our affiliates (“MassMutual’s variable policies”), and in some cases, for providing administrative services (such as preparing shareholder communications and recordkeeping) to those funds or the fund’s adviser. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that fund that are attributable to MassMutual’s variable policies. These percentage rates differ, but currently do not exceed 0.30%. Some advisers pay us more than others; some advisers do not pay us any such compensation.

This compensation is not reflected in the expenses that are disclosed in the Table of Fees and Expenses — Annual Fund Operating Expenses for the funds because this compensation is not paid out of the funds’ assets. Please visit massmutual.com/compensation or call (800) 272-2216 for a list of the funds whose advisers currently pay such compensation.

In addition, we may receive fixed dollar payments from the advisers to certain funds so that the adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers with opportunities to discuss and promote their funds.

The compensation that we receive may be significant. We benefit from this compensation, and may use it for any corporate purpose, including paying expenses that we incur in promoting, issuing, distributing and administering the policy. Additionally, we consider the amount of compensation that we receive from the funds, their advisers, or their distributors along with the funds’ name recognition, asset class, the manager’s reputation, and performance when selecting the funds that will be available with MassMutual’s variable policies.

Investment Options

Investment Funds in which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective
MML Series Investment Fund and MML Series Investment Fund II (Series II denoted by an asterisk)
MML Blend Fund*	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital.
MML Equity Fund*	Adviser: MassMutual Sub-Advisers: Babson Capital Management LLC and Alliance Capital Management L.P.	Seeks as its primary objective to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate.
MML Equity Index Fund (Class II)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, N.A.	Seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500® Index[1].
MML Managed Bond Fund*	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital.
MML Money Market Fund*	Adviser: MassMutual Sub-Adviser: Babson Capital Management LLC	Seeks to achieve high current income, the preservation of capital, and liquidity. These objectives are of equal importance.
Oppenheimer Variable Account Funds
Oppenheimer Global Securities Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks long-term capital appreciation. The Fund invests a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations considered to have appreciation possibilities.
T. Rowe Price Equity Series, Inc.
T. Rowe Price Mid-Cap Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A	Seeks long-term capital appreciation through investment in stocks of mid-cap companies with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P Mid-Cap 400® Index or the Russell Midcap® Growth Index.[2]

1	The S&P 500® Index is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. The S&P 500 Index is a registered trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by the Fund. The fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s or The McGraw-Hill Companies, Inc.
2	Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell indexes.

Investment Options

Rates of Returns

From time to time, we may report different types of historical performance for the divisions of the Separate Account available under this policy. These returns will reflect deductions for management fees and all other operating expenses of the underlying investment funds and an annual deduction for the Mortality and Expense Risk Charge. The returns do not reflect any deductions from premiums; monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges, which, if deducted, would reduce the returns.

From time to time, we may also report different types of actual historical performance of the investment funds underlying each division of the Separate Account. The returns we report for these funds will reflect the fund operating expenses; they will not reflect the Mortality and Expense Risk Charge, any deductions from premiums, monthly charges assessed against the account value of the policies, policy surrender charges, or other policy charges. If these expenses and charges were deducted, the rates of return would be significantly lower.

The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the policy. Nor are they indicative of future performance, as past performance is no indication of future results. Actual rates may be higher or lower than those reported. You may, however, consider the rates of returns we report in assessing the competence and performance of the funds’ investment advisers.

We currently post monthly investment performance reports for VLP on our Web site at massmutual.com. You can also request a copy of the most recent report from your personal financial representative or by calling our MassMutual Customer Service Center at 1-800-272-2216, Monday—Friday, 8 AM to 8 PM eastern time. Questions about the information in these reports should be directed to your personal financial representative.

On request, we will provide an illustration of account values and net surrender values for hypothetical Insureds of given ages, genders, risk classifications, premium levels and Initial Face Amounts. We will base the illustration either on actual historic fund performance or on a hypothetical investment return. The hypothetical return will be between 0% and 12%. The illustration will show how the death benefit and net surrender value could vary over an extended period of time assuming the funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized). The net surrender value figures will assume all fund charges, the mortality and expense risk charge, and all other policy charges are deducted. The account value figures will assume all charges except the surrender charges are deducted.

We may also distribute sales literature comparing the divisions of the Separate Account to established market indices, such as the Standard & Poor’s 500® Stock Index and the Dow Jones Industrial Average. These comparisons may show the percentage change in the net asset values of the funds or in the accumulation unit values. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the divisions of the Separate Account being compared.

Investment Options

IV. Other Policy Information

When We Pay Proceeds

If the policy is in force, we normally pay surrender, withdrawal, or loan proceeds, or the death benefit, within seven days after we receive all required documents in good order at our Principal Administrative Office.

In addition, a death claim is not in good order until we have determined that it is valid.

Certain situations may delay payment of a death claim. Some of the situations that can cause a delay in payment include, but are not limited to, the following: We investigate all death claims occurring within any two-year contestable period. We may investigate death claims occurring beyond the two-year contestable period. When we receive the information from a completed investigation, we generally determine within five days whether the claim is valid. Since it may take some time to receive the information, however, payment could be delayed during this period.

We pay interest on the death benefit from the date of death to the date of lump sum payment, or the effective date of a payment option.

We can delay payment of the cash surrender value or any withdrawal or loan from the Separate Account during any period when:

(i)	it is not reasonably practical to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings); or

(ii)	trading is restricted by the SEC; or

(iii)	the SEC declares an emergency exists; or

(iv)	the SEC, by order, permits us to delay payment in order to protect our Owners.

Also, we can delay payment of the death benefit during such a period if:

•	the period begins on or before the date of the Insured’s death; and
•	the amount of the death benefit is based on the variable account value of the policy as of the date of the Insured’s death.

We may delay paying any cash surrender value, any withdrawal, or any loan proceeds based on the GPA for up to six months from the date the request is received at our Principal Administrative Office.

If we delay payment of a surrender or withdrawal for 30 days or more, we add interest to the date of payment at the same rate it is paid under the interest payment option.

Payment Options

We will pay the policy proceeds (the death benefit or the cash surrender value) in cash. Or if you wish, we will pay all or part of these under one or more of the following payment options. The minimum amount that can be applied under a payment option is $2,000. If the periodic payment under any option is less than $20, we reserve the right to make payments at less-frequent intervals. None of these payment options depends on the performance of the Separate Account or the GPA. For additional information concerning these options, see the policy. The following payment options are currently available.

Installments for a Specified Period	Equal monthly payments for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the monthly income rates we are using when the first payment is due.
Life Income	Equal monthly payments based on the life of a named person. Payments will continue for the lifetime of that person. You can elect income with or without a minimum payment period.
Interest	We will hold any amount applied under this option. We will pay interest on the amount at an effective annual rate determined by us. This rate will not be less than 3%.

Other Policy Information

Installments of Specified Amount	Each monthly payment is for an agreed specified amount not less than $10 for each $1,000 applied under the option. Interest of at least 3% per year is credited each month on the unpaid balance and added to it. Payments continue until the amount we hold runs out.
Life Income with Payments Guaranteed for Amount Applied	Equal monthly payments based on the life of a named person. We will make payments until the total amount paid equals the amount applied, whether the named person lives until all payments have been made or not. If the named person lives beyond the payment of the total amount applied, we will continue to make monthly payments as long as the named person lives.
Joint Lifetime Income	Equal monthly payments based on the lives of two named persons. The same payment is made each month until both named persons have died. You can elect income with or without a minimum payment period.
Joint Lifetime Income with Reduced Payments to Survivor	Monthly payments based on the lives of two named persons. We will make payments at the initial level while both are living. When one dies, we will reduce the payments by one-third. Payments will continue at that level for the lifetime of the other. Payments stop when both named persons have died.

Withdrawal Rights Under Payment Options.

If provided in the payment option election, you may withdraw or apply under any other option all or part of the unpaid balance under the Fixed Amount or Interest Payment Option. You may not withdraw any part of the payments under the Specified Period Payment Option or payments that are based on a named person’s life.

Beneficiary

A Beneficiary is any person named on our records to receive insurance proceeds upon the Insured’s death. The applicant names the Beneficiary in the application for the policy. You may name different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

Unless you have named an irrevocable beneficiary or an assignment is in effect, you may change the Beneficiary during the Insured’s lifetime by writing to our Principal Administrative Office. The owner must have the consent of the irrevocable beneficiary or assignee to change the beneficiaries. Generally, the change will take effect as of the date of the request. If no Beneficiary is living at the Insured’s death, unless provided otherwise, the death benefit is paid to you or, if deceased, to your estate.

Assignment

Generally, you may assign the policy as collateral for a loan or other obligation. For any assignment to be binding on us, however, we must receive a signed copy of it at our Principal Administrative Office. We are not responsible for the validity of any assignment.

Limits on Our Right to Challenge the Policy

Except for any policy change requiring evidence of insurability, we cannot, in the absence of fraud, contest the validity of your policy after it has been in force during the Insured’s lifetime for two years after the Issue Date.

For any policy change requiring evidence of insurability, we cannot, in the absence of fraud, contest the validity of the change after it has been in effect for two years during the lifetime of the Insured.

Error of Age or Gender

If the Insured’s age or gender is misstated in the policy application, we will adjust the death benefit we pay under the policy based on what the policy would provide based on the most recent monthly charge for the correct date of birth and correct gender.

Other Policy Information

Suicide

If the Insured dies by suicide, while sane or insane, the policy benefit may be limited.

•	If the death occurs within two years after the Issue Date, the death benefit will be limited to the sum of all premiums paid, less any withdrawals and any policy debt.
•	If death occurs within two years after the effective date of an increase in Selected Face Amount (but at least two years after the Issue Date), the death benefit attributed to the increase is limited to the sum of the monthly charges made for the increase. However, if the limited Death Benefit as described in the preceding paragraph is payable, there will be no death benefit payable for the increase.

Additional Benefits You Can Get by Rider

You can obtain additional benefits if you request them and qualify for them. We provide additional benefits by riders. Additional benefits are subject to the terms of both the rider and the policy. The cost of any rider is generally deducted as part of the monthly charges. Some riders do not result in monthly charges, however, we may charge a one-time fee when you exercise the rider. If you choose to add a rider for which we charge you may cancel it at any time upon written request.

The terms and conditions of these riders may vary from state to state. Subject to state availability, the following riders are available.

Waiver of Monthly Charges Rider. This rider provides that, in the event of the Insured’s total disability that begins before Attained Age 65 and continues for at least six months, we will waive the monthly charges on each Monthly Calculation Date while the Insured remains totally disabled (but not after Attained Age 70 if the disability occurred after Attained Age 60).

Accidental Death Benefit Rider. This rider provides for an addition to the death benefit in the event the Insured’s death was caused by accidental bodily injury occurring within six months before the Insured’s death. This rider provides no benefit if the Insured dies after Attained Age 69.

Insurability Protection Rider. This rider allows the policy owner to increase the Selected Face Amount of the policy for a specified amount on specified dates, without evidence of insurability. The rider will terminate when the insured reaches attained age 43.

Accelerated Death Benefit Rider. This rider advances the policy owner a portion of the death benefit when we receive proof, satisfactory to us, the Insured is terminally ill and is not expected to live more than 12 months. In return for the advanced payment, a lien is established against the policy, equal to the amount of the death benefit accelerated under the policy. Interest is not charged on the lien.

Distribution

MML Distributors, LLC (“MML Distributors”), 1414 Main Street, Springfield, Massachusetts 0144-1013, a limited liability corporation, is the principal underwriter of the policy. MML Distributors is a broker-dealer registered with the Securities and Exchange Commission and is a member of the NASD. MML Distributors is a subsidiary of MassMutual. Pursuant to an Underwriting and Servicing Agreement, MML Distributors receives compensation for its activities as underwriter for the policy. MML Investors Services, Inc. (MMLISI), located at the same address, is the co-underwriter of the policy. Both MML Distributors and MMLISI are registered with the SEC as broker-dealers and are members of the NASD.

The policy is no longer for sale to the public. While the policy was offered for sale, registered representatives of MML Investors Services, Inc. (“MMLISI”), a subsidiary of MassMutual sold the policy. Such registered representatives were also licensed insurance agents. Owners may continue to make premium payments under their existing policies.

Commissions and Allowances Paid to MMLISI

Commissions are paid to MMLISI. MassMutual pays commissions for policies sold by MMLISI registered representatives through MMLISI to those registered representatives. Commissions are based on certain commission schedules and rules. Commissions are a percentage of the premium paid in each year of coverage and differ for

Other Policy Information

premiums paid up to the Target Premium and for premiums paid in excess of the Target Premium. The Target Premium is based on the issue age, gender and risk classification of the insured.

The maximum commission percentages we pay to MMLISI registered representatives are:

First Year Commission	Commission in Years 2-10	Commission in Years 11+
50% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium	6% of premium paid up to the Target Premium and 2% of premium paid in excess of the Target Premium	2% of all premiums paid.

We also pay other allowances in connection with the sales of the policies.

Additional Compensation Paid to MMLISI

Most MMLISI registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips. Sales of this policy may have helped these registered representatives and their supervisors qualify for such benefits. MMLISI registered representatives who are also General Agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the policy by their registered representatives.

The compensation arrangements described in the paragraphs above may provided a registered representative with an incentive to sell this policy over other available policies whose issuers did not provide such compensation or which provided lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this policy.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus, including the contingent deferred sales charge. We may also use some of the 12b-1 distribution fee payments and other payments that we receive from certain funds to help us make these cash and non-cash payments.

You may contact MMLISI to find out more information about the compensation they may receive in connection with your purchase of a policy.

Other Policy Information

V. Other Information

MassMutual

Massachusetts Mutual Life Insurance Company (“MassMutual” or “the Company”) is a diversified financial services company providing life insurance, long-term care insurance, annuities, disability income insurance, structured settlements, retirement and other products to individual and institutional customers. The Company is organized as a mutual life insurance company.

MassMutual’s Tax Status. MassMutual is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the “Code”). The segment and the Separate Account are part of MassMutual.

Due to MassMutual’s current tax status, we do not charge the segment for MassMutual’s federal income taxes that may be a result of activity of the segment. Periodically, MassMutual reviews the question of a charge to the segment for MassMutual’s federal income taxes. In the future, we may impose a charge for any federal income taxes paid by MassMutual resulting from activity of the segment. Depending on the method of calculating interest on policy values allocated to the Guaranteed Principal Account, we may charge for the policy’s share of MassMutual’s federal income taxes that are a result of activity of the GPA.

Under current laws, MassMutual may have to pay state or local taxes (in addition to premium taxes). At present, these taxes are not significant. MassMutual reserves the right to charge the Separate Account for such taxes, if any, resulting from activity of the Separate Account.

Annual Reports

MassMutual maintains the records and accounts relating to the Separate Account, the segment and the divisions. Each year within the 30 days following the Policy Anniversary Date, we will mail you a report showing:

(i)	the account value at the beginning of the previous Policy Year,

(ii)	all premiums paid since that time,

(iii)	all additions to and deductions from the account value during the year, and

(iv)	the account value, death benefit, cash surrender value and policy debt as of the last Policy Anniversary Date.

This report may contain additional information if required by any applicable law or regulation.

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the policy. It also is not intended as tax advice. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any policy. We reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes.

For complete information on any tax issue, we urge you to consult a qualified tax adviser. No attempt is made in this prospectus to consider any applicable state or other tax laws.

Policy Proceeds and Loans. We believe the policy meets the Internal Revenue Code (“IRC”) definition of life insurance. Therefore, the death benefit under the policy generally is excludible from the beneficiary’s gross income under federal tax law, and the gain accumulated in the contract is not taxed until withdrawn or otherwise accessed. Gain withdrawn from a policy is taxed as ordinary income.

The following information applies only to a policy that is not a modified endowment contract (“MEC”) under federal tax law. See Modified Endowment Contracts later in this section for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis in the policy. Cost basis equals the sum of the premiums and other consideration paid for the policy less any prior withdrawals under the policy that were not subject to income taxation. For example, if your cost basis in the policy is

Other Information

$10,000, amounts received under the policy will not be taxable as income until they exceed $10,000 in the aggregate; then, only the excess over $10,000 is taxable.

However, special rules apply to certain withdrawals associated with a decrease in the policy death benefit. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a policy is issued, and
•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the policy for its net surrender value, all or a portion of the distribution may be taxable as ordinary income. The distribution represents income to the extent the value received exceeds your cost basis in the policy. For this calculation, the value received is equal to the account value, reduced by any surrender charges, but not reduced by any outstanding policy debt. Therefore, if there is a loan on the policy when the policy is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your taxable income as a result of the surrender.

To illustrate how policy termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your premiums paid (that is, your cost basis) in the policy is $10,000, your account value is $15,000, you have no surrender charges, and you have received no other distributions and taken no withdrawals under the policy. If, in this example, you have an outstanding policy debt of $14,000, you would receive a payment equal to the net surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 account value minus $10,000 cost basis).

The potential that policy debt will cause taxable income to exceed the payment received at termination also may occur if the policy terminates without value. Factors that may contribute to these potential situations include: (1) amount of outstanding policy debt at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value; (3) increasing monthly policy charge rates due to increasing attained age of the insured; (4) high or increasing amount of insurance risk, depending on death benefit option and changing account value; and (5) increasing policy loan rates if the adjustable policy loan rate is in effect.

One example occurs when the policy debt limit is reached. If, using the previous example, the account value were to decrease to $14,000 due to unfavorable investment results, and the policy were to terminate because the policy debt limit is reached, the policy would terminate without any cash paid to you; but your taxable income from the policy at that time would be $4,000 ($14,000 account value minus $10,000 cost basis). The policy also may terminate without value if unpaid policy loan interest increases the outstanding policy debt to reach the policy debt limit.

To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force. You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax adviser at least annually, and take appropriate preventative action.

A change of the owner or the insured, or an exchange or assignment of the policy, may cause the owner to recognize taxable income.

We believe that, under current tax law, any loan taken under the policy will be treated as policy debt of the owner. If your policy is not a MEC, the loan will not be considered income to you when received.

Interest on policy loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade for business” or “investment” purposes, provided that you meet certain narrow criteria. If the owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned policy. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain insureds. The alternative

Other Information

minimum tax (“AMT”) may apply to the gain accumulated in a policy held by a corporation. The corporate AMT may apply to a portion of the amount by which death benefits received exceed the policy’s net surrender value on the date of death.

The impact of federal income taxes on values under the policy and on the benefit to you or your beneficiary depends on the Company’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each owner or beneficiary.

Investor Control. There are a number of tax benefits associated with variable life insurance policies. Gains on the net investment experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers among divisions of the Separate Account also are deferred. For these benefits to continue, the policy must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the policy owner, has control of the investments underlying the various divisions for the policy to qualify as life insurance.

You may make transfers among divisions of the Separate Account, but you may not direct the investments each division makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance and you would be taxed on the gain in the policy as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment divisions in which to invest account values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to policies already in force.

Consequently, we reserve the right to further limit net premium allocations and transfers under the policy, so that it will not lose its qualification as life insurance due to investor control.

Modified Endowment Contracts. If a policy is a modified endowment contract (“MEC”) under federal tax law, loans, withdrawals, and other amounts distributed under the policy are taxable to the extent of any income accumulated in the policy. The policy income is the excess of the account value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the policy is $10,000 and the account value is $15,000, then all distributions up to $5,000 (the accumulated policy income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual owners. The penalty tax will not apply to distributions:

(i)	made on or after the date the taxpayer attains age 59½; or
(ii)	made because the taxpayer became disabled; or
(iii)	made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s beneficiary. These payments must be made at least annually.

A policy is a MEC if it satisfies the IRC definition of life insurance but fails the “7-pay test.” A policy fails this test if:

•	the accumulated amount paid under the contract at any time during the first seven contract years exceeds

•	the total premiums that would have been payable at that time for a policy providing the same benefits guaranteed after the payment of seven level annual premiums.

Other Information

A life insurance policy may pass the 7-pay test and still be taxed as a MEC if it is received in a tax-deferred exchange for a MEC.

If certain changes are made to a policy, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit during a 7-pay testing period, we will retest the policy using the lower benefit amount. If the reduction in death benefit causes the policy to become a MEC, this change is effective retroactively to the policy year in which the actual premiums paid exceed the new, lower 7-pay limit.

Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 days after the reduction in such benefits.

We will retest whenever there is a “material change” to the policy while it is in force. If there is a material change, a new 7-pay test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the policy provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new seven-year test period or cause the policy to become a MEC.

Once a policy fails the 7-pay test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC to the extent of gain in the policy. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the policy’s failing the 7-pay test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the policy’s becoming a MEC, shall be treated as received in anticipation of failing the 7-pay test. However, such written authority has not yet been issued.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of income accumulated in that particular policy. For purposes of determining the amount of income received from a MEC, the law considers the total of all income in all the MECs issued within the same calendar year to the same owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total income.

Qualified Plans. The policy may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a policy with such plans are complex, you should not use the policy in this way until you have consulted a competent tax adviser. You may not use the policy as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or Section 403(b) custodial account.

While the policy is owned by the qualified plan, we will only pay amounts under the policy while the insured is still living (e.g., withdrawals, surrenders, and loans) to the qualified plan trustee or plan administrator. We will not make such payments directly to any other party, including the insured participant. The only exception is for a Keogh plan, where the insured participant is also the policy owner.

Payments to Nonresident Aliens. Generally, a taxable distribution from a policy paid to a nonresident alien is subject to federal income tax at a rate of 30% of the amount of taxable income that is distributed. We are required to withhold this 30% tax and send it to the Internal Revenue Service.

A “nonresident alien” is a person who is not a U.S. citizen and who is not a U.S. resident (based on either the “green card” or “substantial presence” test). A payment is treated as paid to a nonresident alien even if it is deposited into a U.S. bank account owned by a nonresident alien.

Some distributions to nonresident aliens may be subject to a lower tax rate (or to no tax) if a U.S. income tax treaty with the payee’s country of residence provides for lower rate of U.S. tax or for no tax. To obtain the benefit of any reduced tax allowed by a treaty, the nonresident alien must claim the treaty benefit by providing us with a Form W8-BEN containing:

(1)	proof of residency (in accordance with Internal Revenue Service (“IRS”) requirements); and

(2)	an IRS individual taxpayer identification number (“ITIN”).

Other Information

If the nonresident alien does not satisfy all of these conditions, we will withhold 30% of the taxable portion of the distribution.

Your Voting Rights

You have the right to instruct us how to vote on questions submitted to the shareholders of the funds supporting the policy to the extent you have invested in these divisions.

Your right to instruct us is based on the number of shares of the funds attributable to your policy. The policy’s number of shares of the funds is determined by dividing the policy’s account value held in each division of the Separate Account by $100. Fractional votes are counted.

You receive proxy material and a form to complete giving us voting instructions. Shares of the funds held by the Separate Account for which we do not receive instructions are voted for or against any proposition in the same proportion as the shares for which we do receive instructions.

Replacements

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited assigned to the replacing insurer, otherwise terminated, or used in a financial purchase. A “financial purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender, or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

You should also note that once you have replaced your variable life insurance policy or annuity contract, you generally cannot reinstate it even if you choose not to accept your new variable life insurance policy or annuity contract during your “free look” period. The only exception to this rule would be if you live in a state that requires the insurer to reinstate the previously surrendered policy or contract if the owner chooses to reject their new variable life insurance policy or annuity contract during the “free look” period.

Reservation of Rights

We reserve the right to take certain actions. Specifically, we reserve the rights to:

•	Create new divisions of the Separate Account;
•	Create new Separate Accounts and new segments;
•	Combine any two or more Separate Accounts, segments or divisions;
•	Make available additional or alternative divisions of the Separate Account investing in additional investment companies;
•	Invest the assets of the Separate Account in securities other than shares of the funds. These securities can be substitutes for fund shares already purchased or they can apply only to future purchases;
•	Operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;
•	De-register the Separate Account under the 1940 Act in the event such registration is no longer required;
•	Substitute one or more funds for other funds with similar investment objectives;
•	Delete funds or close funds to future investments; and
•	Change the name of the Separate Account.

We have reserved all rights to the name Massachusetts Mutual Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we also may withdraw this right.

As a result of changes in applicable laws, regulations or variable investment divisions offered under the policy, we may exercise one or more rights listed above. If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Bonding Arrangement

An insurance company blanket bond is maintained providing $100 million coverage for directors, officers, employees, general agents and agents of MassMutual (subject to a $1,000,000 deductible).

Other Information

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including class action and purported class action suits, which seek both compensatory and punitive damages. While we are not aware of any actions or allegations that should reasonably give rise to any material adverse impact, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially impact our financial position or liquidity. The outcome of a particular proceeding may be material to our operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of our income for the period.

Experts

The financial statements of Massachusetts Mutual Variable Life Separate Account I as of December 31, 2004 and for the year then ended, and the statutory financial statements of Massachusetts Mutual Life Insurance Company as of December 31, 2004, and for the year then ended, included in this Prospectus, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The KPMG LLP audit report dated February 23, 2005 refers to other auditors whose report on the financial statements of Massachusetts Mutual Variable Life Separate Account I, for the period ended December 31, 2003 and financial highlights for each year in the four-year period then ended, dated February 23, 2005, expressed an unqualified opinion on those statements. The KPMG LLP audit report dated March 14, 2005 includes explanatory language that states that the Company prepared the statutory financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States of America. Accordingly, the KPMG LLP audit report states that the statutory financial statements are not presented fairly in conformity with accounting principles generally accepted in the United States of America and further states that those statements are presented fairly, in all material respects, in conformity with statutory accounting practices. In addition, the KPMG LLP audit report refers to other auditors whose report on the statutory financial statements of Massachusetts Mutual Life Insurance Company, as of December 31, 2003, and for the years ended December 31, 2003 and 2002, dated March 5, 2004 (except with respect to the matter discussed in Note 17, as to which the date is March 14, 2005), expressed an unqualified opinion on those statements and included explanatory language that described the use of statutory accounting practices, which practices differ from accounting principles generally accepted in the United States of America, and the adoption, effective January 1, 2003, of Statement of Statutory Accounting Principles No. 86, “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions”. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

The financial statements included in this Prospectus for the Massachusetts Mutual Variable Life Separate Account I and the audited statutory statements of financial position of Massachusetts Mutual Life Insurance Company as of December 31, 2003, and the related statutory statements of income, changes in policyholders’ contingency reserves, and cash flows for the years ended December 31, 2003 and 2002 included elsewhere in this Prospectus have been audited by Deloitte & Touche LLP, Independent Registered Public Accounting Firm, as stated in their reports appearing herein and elsewhere in the registration statement (which report on Massachusetts Mutual Life Insurance Company expresses an unqualified opinion and includes explanatory paragraphs referring to the use of statutory accounting practices and the adoption, effective January 1, 2003, of Statement of Statutory Accounting Principles No. 86, “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions,” both of which practices differ from accounting principles generally accepted in the United States of America and the effect of the presentation change regarding the statutory statements of cash flows for the years ended December 31, 2003 and 2002 to the direct method from the indirect method) and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.

Other Information

Appendix A

Definition of Terms

Account Value: The sum of the variable account value and the fixed account value of the policy.

Attained Age: The Issue Age of the Insured plus the number of completed Policy Years.

Beneficiary(ies): The person or persons specified by you to receive some or all of the death benefit at the Insured’s death.

Cash Surrender Value: The amount payable to an Owner upon surrender of the policy. It is equal to the account value less any surrender charges that apply and less any policy debt.

Death Benefit: The amount paid following receipt of due proof of the Insured’s death. The death benefit is described in Part II of this prospectus.

Fixed Account Value: The current account value that is allocated to the Guaranteed Principal Account.

Good Order: Generally, “in good order” means that we have received everything we need to process the transaction. For example, we may need certain forms completed and signed before we can process a transaction. Likewise, we cannot process certain financial transactions until we have received funds with proper instructions and authorizations.

Guaranteed Principal Account (“GPA”): Part of our general investment account, the GPA is a fixed account to and from which you may make allocations and transfers.

Insured: The person whose life this policy insures.

Issue Age: The age of the Insured at his or her birthday nearest the Policy Date.

Issue Date: The date on which the policy is actually issued; it is also the date the suicide and contestability periods begin.

Minimum Face Amount: The death benefit needed for the policy to qualify as life insurance under federal tax law.

Monthly Calculation Date: The monthly date on which the monthly charges for the policy are due. The first Monthly Calculation Date is the Policy Date, and subsequent Monthly Calculation Dates are on the same day of each succeeding calendar month.

Monthly Charges: The charges assessed against the policy account value each month.

Net Premium: The premium payment we receive in good order, minus the premium expense charge.

Notice: A notification, in a form satisfactory to us, that we receive at our Principal Administrative Office. A notice usually must be written, but we may accept notices by other means.

If we accept a notice by telephone, facsimile, or electronic mail, we will take reasonable steps to confirm that the notification is in a form satisfactory to us. For example, we may record all notices accepted by telephone. If you incur a loss due to unauthorized or fraudulent notification, we may be liable for the loss if caused by our failure to take these steps.

Owner: The person or entity that owns the policy.

Policy: The flexible premium variable whole life insurance policy offered by MassMutual and described in this prospectus.

Policy Anniversary Date: An anniversary of the Policy Date.

Policy Date: The date shown on the policy that is the starting point for determining Policy Anniversary Dates, Policy Years, and Monthly Calculation Dates.

Policy Debt: All outstanding policy loans plus accrued loan interest.

Policy Year: A twelve-month period commencing with the Policy Date or a Policy Anniversary Date.

Principal Administrative Office: Our Principal Administrative Office is located at P.O. Box 1865, MassMutual Customer Service Center, Springfield, Massachusetts 01102-1865.

Appendix A

Request: A notice asking for a change or an additional benefit. We may require that this notice be in good order.

Separate Account: The policy’s designated segment of the “Massachusetts Mutual Variable Life Separate Account I” established by MassMutual under the laws of Massachusetts and registered as a unit investment trust with the Securities and Exchange Commission under the 1940 Act. The Separate Account is used to receive and invest net premiums for this policy.

Target Premium: The level of premium payments used to determine commission payments. The Target Premium is equal to the minimum Planned Annual Premium. It is based on the Selected Face Amount, the first premium paid, and the Issue Age, gender, and risk classification of the Insured.

Valuation Date: A date on which the net asset value of the units of each division of the Separate Account is determined. Generally, this will be any date on which the New York Stock Exchange (or its successor) is open for trading.

Variable Account Value: The total of the values of the accumulation units credited to the policy in each division of the Separate Account multiplied by your number of units in that division.

We, us, our: Refer to MassMutual.

Year of Coverage: For the initial Selected Face Amount, each Policy Year is a Year of Coverage. For any increase in the Selected Face Amount, each Year of Coverage is measured from the effective date of the increase.

You, your: Refer to the Owner of the policy.

Appendix A

Appendix B

Example of the Impact of the Account Value and Premiums on the Policy Death Benefit

Assume the following:

•	Selected Face Amount is $1,000,000
•	Account value is $50,000
•	Minimum face amount is $219,000
•	No policy debt

Based on these assumptions,

•	the death benefit is $1,000,000.

If the account value increases to $80,000 and the minimum face amount increases to $350,400,

•	the death benefit remains at $1,000,000.

If the account value decreases to $30,000 and the minimum face amount decreases to $131,400,

•	the death benefit still remains at $1,000,000.

Appendix B

Directors of Massachusetts Mutual Life Insurance Company

Name, Position, Business Address	Principal Occupation(s) During Past Five Years
Roger G. Ackerman, Director P.O. Box 45 Phoenix, NY 13135	Corning, Inc. Chairman (2001) Chairman and Chief Executive Officer (1996-2000)

James R. Birle, Director 2 Pine Lane East Village of Golf, FL 33436	Resolute Partners, LLC Chairman (since 1997)

Gene Chao, Director 733 SW Vista Avenue Portland, OR 97205	Computer Projections, Inc. Chairman, President and CEO (1991-2000)

James H. DeGraffenreidt, Jr., Director 101 Constitution Avenue, NW Washington, DC 20001	WGL Holdings, Inc. Chairman and Chief Executive Officer (since 2001) Chairman, President, and Chief Executive Officer (2000-2001) Chairman and Chief Executive Officer (1998-2000)

Patricia Diaz Dennis, Director 175 East Houston, Room 11-A-50 San Antonio, TX 78205

SBC Telecommunications, Inc.

Senior Vice President and Assistant General Counsel (since 2004)

SBC West.

Senior Vice President, General Counsel & Secretary (2002-2004)

SBC Communications Inc.

Senior Vice President – Regulatory and Public Affairs (1998-2002)

James L. Dunlap, Director 1659 North Boulevard Houston, TX 77006	Ocean Energy, Inc. Vice Chairman (1998-1999)

William B. Ellis, Director 31 Pound Foolish Lane Glastonbury, CT 06033	Yale University School of Forestry and Environmental Studies Senior Visiting Fellow (since 1995)

Robert A. Essner, Director 5 Giralda Farms Madison, NJ 07940

Wyeth (formerly American Home Products)

Chairman, President and Chief Executive Officer (since 2002)

President and Chief Executive Officer (2001)

President and Chief Operating Officer (2000-2001)

Executive Vice President (1997-2000)

Wyeth-Ayerst Pharmaceuticals

President (1997-2000)

Robert M. Furek, Director 70 Waterside Lane West Hartford, CT 06107	Resolute Partners LLC Partner (since 1997) State Board of Trustees for the Hartford School System Chairman (1997-2000)

Carol A. Leary, Director 588 Longmeadow Street Longmeadow, MA 01106	Bay Path College President (since 1994)

William B. Marx, Jr., Director 5 Peacock Lane Village of Golf, FL 33436-5299	Lucent Technologies Senior Executive Vice President (1996-1996)

John F. Maypole, Director 55 Sandy Hook Road – North Sarasota, FL 34242	Peach State Real Estate Holding Company Managing Partner (since 1984)

Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Chairman (since 2000), Director, President and Chief Executive Officer (since 1999)

Marc Racicot, Director 2000 K Street, N.W., Suite 500 Washington, DC 20006-1872	Bracewell & Patterson, LLP Partner (since 2001) State of Montana Governor (1993-2000)

Executive Vice Presidents:

Name, Position, Business Address	Principal Occupation(s) During Past Five Years
Susan A. Alfano 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1996-2001)

Frederick Castellani 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1996-2001)

Howard Gunton 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President & CFO (since 2001) Senior Vice President & CFO (1999-2001)

James E. Miller 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 1997 and 1987-1996)

John V. Murphy 1295 State Street Springfield, MA 01111

OppenheimerFunds, Inc.

Chairman, President, and Chief Executive Officer (since 2001)

President & Chief Operating Officer (2000-2001)

Massachusetts Mutual Life Insurance Company

Executive Vice President (since 1997)

Andrew Oleksiw 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2003) Senior Vice President (1999-2003)

Stuart H. Reese 1295 State Street Springfield, MA 01111

Babson Capital Management LLC

Chairman and Chief Executive Officer (since 2001)

President and Chief Executive Officer (1999-2001)

Massachusetts Mutual Life Insurance Company

Executive Vice President and Chief Investment Officer (since 1999)

Toby Slodden 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2003) Senior Vice President (1999-2003)

Matthew Winter 1295 State Street Springfield, MA 01111	Massachusetts Mutual Life Insurance Company Executive Vice President (since 2001) Senior Vice President (1998-2001)

Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual Life Insurance Company and Policyowners of Massachusetts Mutual Variable Life Separate Account I:

We have audited the accompanying statement of assets and liabilities of Massachusetts Mutual Variable Life Separate Account I (comprised of the divisions listed in Note 2) (collectively, “the Account”) as of December 31, 2004, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying statements of operations and changes in net assets of Massachusetts Mutual Variable Life Separate Account I for the period ended December 31, 2003, and financial highlights for each year in the four-year period ended December 31, 2003, were audited by other auditors whose report thereon dated February 23, 2005, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Variable Life Separate Account I as of December 31, 2004, and the results of its operations, changes in its net assets, and financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/    KPMG LLP

Hartford, CT

February 23, 2005

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

	American Century® VP Income & Growth Division	American Century® VP International Division	American Century® VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Fidelity® VIP Contrafund® (Initial) Division	Fidelity® VIP Contrafund® (Service) Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs Capital Growth Division	Goldman Sachs CORESM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs International Equity Division

ASSETS
Investments
Number of shares	2,361,543	15,312	369,731	220,078	157,611	869,212	128,425	4,368	85,210	402,170	62,440	34,239	276,949

Identified cost	$14,194,133	$91,294	$2,633,978	$3,235,399	$5,344,915	$18,273,084	$2,768,668	$123,443	$1,142,012	$3,579,393	$655,912	$373,451	$2,248,740

Value	$17,286,498	$112,542	$3,235,143	$3,393,606	$5,774,854	$23,138,413	$3,407,127	$139,248	$1,333,534	$4,178,551	$775,504	$400,937	$2,943,971
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	13,048	-	7,673	1,715	5,655	14,790	30,110	-	1,427	-	-	-	-

Total assets	17,299,546	112,542	3,242,816	3,395,321	5,780,509	23,153,203	3,437,237	139,248	1,334,961	4,178,551	775,504	400,937	2,943,971

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	7	-	-	-	-	-	8	-	66	26	15	48

NET ASSETS (For variable life insurance policies)	$17,299,546	$112,535	$3,242,816	$3,395,321	$5,780,509	$23,153,203	$3,437,237	$139,240	$1,334,961	$4,178,485	$775,478	$400,922	$2,943,923

Outstanding Units
Policyowners	16,298,991	165,085	2,325,864	2,718,439	4,228,401	18,290,136	2,846,876	225,961	827,903	4,822,200	699,245	336,590	2,766,224

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Variable Life Select	1.03	-	-	-	-	1.21	-	-	-	-	-	-	-
Survivorship Variable Universal Life	1.21	-	1.43	1.26	1.39	1.50	-	-	1.64	0.92	-	-	-
Survivorship Variable Universal Life II	0.96	-	1.43	1.26	1.39	1.09	-	-	1.64	0.79	-	-	-
Variable Universal Life	1.10	-	1.42	1.26	1.38	1.29	-	-	1.64	0.78	-	-	-
Variable Universal Life II (Note 1)
Tier 1	1.06	-	1.42	1.25	1.38	1.25	-	-	1.63	0.88	-	-	-
VUL GuardSM (Note 1)
Tier 1	1.40	-	1.42	1.26	1.38	1.44	-	-	1.64	1.27	-	-	-
Tier 2	1.20	-	1.22	1.13	1.17	1.20	-	-	1.32	1.14	-	-	-
Tier 3	1.20	-	1.22	1.13	1.16	1.20	-	-	1.32	1.13	-	-	-
Tier 4	1.20	-	1.22	1.13	1.16	1.20	-	-	1.32	1.13	-	-	-
Survivorship VUL GuardSM (Note 1)
Tier 1	1.11	-	1.10	1.07	1.10	1.14	-	-	1.18	1.10	-	-	-
Tier 2	1.11	-	1.10	1.07	1.10	1.14	-	-	1.18	1.10	-	-	-
Tier 3	1.11	-	1.10	1.07	1.10	1.14	-	-	1.18	1.10	-	-	-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-	-	-	-	-	-
Strategic Variable Life®	0.94	-	1.64	-	-	-	-	-	-	1.08	1.19	1.20	-
Strategic Variable Life® Plus	0.92	0.68	1.62	-	-	-	1.24	0.62	-	0.94	1.04	1.14	1.06
Strategic Group Variable Universal Life®	1.06	-	1.36	-	-	-	1.20	-	-	-	-	-	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2004

	Goldman Sachs Mid Cap Value Division	*INVESCO Financial Services Division	**INVESCO Health Sciences Division	***INVESCO Technology Division	Janus Aspen Balanced (Institutional) Division	Janus Aspen Balanced (Service) Division	Janus Aspen Capital Appreciation (Institutional) Division	Janus Aspen Capital Appreciation (Service) Division	Janus Aspen Worldwide Growth (Institutional) Division	Janus Aspen Worldwide Growth (Service) Division	MFS® Emerging Growth Division	MFS® Investors Trust Division

ASSETS
Investments
Number of shares	91,642	16,950	28,225	89,171	27,216	13,215	338,554	1,099	210,947	1,821	93,269	4,433

Identified cost	$1,229,222	$233,899	$504,774	$931,236	$598,205	$320,427	$6,519,037	$23,619	$5,214,715	$44,340	$1,552,191	$73,274

Value	$1,400,283	$247,639	$533,448	$1,107,508	$663,808	$333,549	$8,321,646	$26,810	$5,649,153	$48,469	$1,634,068	$80,153
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	216	740	767	-	7,075	927	-	1,320	-	-	46

Total assets	1,400,283	247,855	534,188	1,108,275	663,808	340,624	8,322,573	26,810	5,650,473	48,469	1,634,068	80,199

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	34	-	-	-	11	-	-	26	-	20	1,597	-

NET ASSETS (For variable life insurance policies)	$1,400,249	$247,855	$534,188	$1,108,275	$663,797	$340,624	$8,322,573	$26,784	$5,650,473	$48,449	$1,632,471	$80,199

Outstanding Units
Policyowners	619,822	187,809	420,967	1,955,588	652,633	289,140	9,421,047	20,532	8,002,873	39,870	1,877,080	62,017

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Variable Life Select	-	-	-	-	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life	-	1.33	1.28	0.64	-	1.19	-	-	-	-	-	1.31
Survivorship Variable Universal Life II	-	1.33	1.28	0.64	-	1.19	0.74	-	0.60	-	-	1.31
Variable Universal Life	-	1.33	1.27	0.64	-	1.18	0.73	-	0.59	-	-	1.30
Variable Universal Life II (Note 1)
Tier 1	-	1.32	1.27	0.56	-	1.18	0.98	-	0.80	-	-	1.30
VUL GuardSM (Note 1)
Tier 1	-	1.33	1.28	1.38	-	1.18	-	1.38	-	1.30	-	1.30
Tier 2	-	1.13	1.17	1.04	-	1.11	-	1.25	-	1.10	-	1.17
Tier 3	-	1.13	1.17	1.04	-	1.11	-	1.25	-	1.10	-	1.17
Tier 4	-	1.13	1.17	1.04	-	1.11	-	1.25	-	1.10	-	1.17
Survivorship VUL GuardSM (Note 1)
Tier 1	-	1.08	1.10	1.20	-	1.08	-	1.17	-	1.12	-	1.13
Tier 2	-	1.08	1.10	1.20	-	1.08	-	1.17	-	1.12	-	1.13
Tier 3	-	1.08	1.10	1.20	-	1.08	-	1.17	-	1.12	-	1.13
Large Case Variable Life Plus	-	-	-	-	-	-	-	-	-	-	-	-
Strategic Variable Life®	2.29	-	-	-	-	-	0.73	-	0.59	-	0.98	-
Strategic Variable Life® Plus	2.22	-	-	-	1.02	-	0.72	-	0.58	-	0.85	-
Strategic Group Variable Universal Life®	-	-	-	-	-	-	-	-	-	-	0.83	-

*	This division invests in AIM V.I. Financial Services Fund (Series I) (prior to October 15, 2004 known as INVESCO VIF-Financial Services Fund).
**	This division invests in AIM V.I. Health Sciences Fund (Series I) (prior to October 15, 2004, known as INVESCO VIF-Health Sciences Fund).
***	This division invests in AIM V.I. Technology Fund (Series I) (prior to October 15, 2004, known as INVESCO VIF-Technology Fund).

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2004

	MFS® New Discovery Division	MFS® Research Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division

ASSETS
Investments
Number of shares	115,033	106,632	1,860,040	182,399	11,743	3,992,575	8,246,794	315,062	149,208	502,350	3,909,794	23,490,452

Identified cost	$1,567,957	$1,478,053	$29,560,871	$855,182	$109,098	$99,048,603	$106,684,843	$2,000,165	$1,606,696	$4,333,176	$48,614,283	$23,465,561

Value	$1,710,545	$1,631,465	$28,853,823	$1,078,920	$115,478	$94,482,325	$122,794,761	$2,215,814	$1,627,862	$5,216,850	$48,734,071	$23,465,669
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	30,685
Receivable from Massachusetts Mutual Life Insurance Company	1,319	414	11,101	-	-	17,455	10,123	7,868	-	9,087	1,191	78,746

Total assets	1,711,864	1,631,879	28,864,924	1,078,920	115,478	94,499,780	122,804,884	2,223,682	1,627,862	5,225,937	48,735,262	23,575,100

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	-	-	8	13	-	-	-	199	-	-	-

NET ASSETS (For variable life insurance policies)	$1,711,864	$1,631,879	$28,864,924	$1,078,912	$115,465	$94,499,780	$122,804,884	$2,223,682	$1,627,663	$5,225,937	$48,735,262	$23,575,100

Outstanding Units
Policyowners	1,181,292	1,610,689	17,779,888	1,262,834	90,372	51,769,338	93,376,410	3,049,364	1,422,409	4,754,624	27,506,791	21,109,347

UNIT VALUE
Variable Life Plus	$-	$-	$3.68	$-	$-	$4.38	$0.85	$-	$-	$-	$3.25	$1.94
Variable Life Select	-	-	1.72	-	-	1.91	0.93	-	-	-	1.77	1.34
Survivorship Variable Universal Life	1.37	-	1.11	0.88	1.34	1.05	1.13	0.83	1.16	1.15	1.44	1.19
Survivorship Variable Universal Life II	1.37	-	1.06	0.88	1.34	1.05	0.87	0.62	1.16	1.15	1.39	1.10
Variable Universal Life	1.36	-	1.05	0.87	1.34	1.01	1.01	0.61	1.15	1.13	1.37	1.14
Variable Universal Life II (Note 1)
Tier 1	1.36	-	1.08	0.88	1.33	1.01	0.98	0.78	1.14	1.10	1.22	1.02
VUL GuardSM (Note 1)
Tier 1	1.36	-	1.23	1.59	1.34	1.42	1.34	1.21	1.10	1.40	1.06	1.00
Tier 2	1.05	-	1.13	1.13	1.17	1.22	1.17	1.07	1.07	1.18	1.06	1.00
Tier 3	1.05	-	1.12	1.12	1.16	1.22	1.16	1.07	1.07	1.18	1.05	1.00
Tier 4	1.05	-	1.12	1.12	1.16	1.22	1.16	1.07	1.07	1.18	1.06	1.00
Survivorship VUL GuardSM (Note 1)
Tier 1	1.21	-	1.08	1.25	1.11	1.13	1.11	1.08	1.02	1.10	1.02	1.00
Tier 2	1.22	-	1.08	1.25	1.11	1.13	1.11	1.08	1.03	1.10	1.02	1.00
Tier 3	1.22	-	1.08	1.25	1.11	1.13	1.11	1.08	1.03	1.10	1.02	1.00
Large Case Variable Life Plus	-	-	3.05	-	-	3.56	2.01	-	-	-	2.85	1.70
Strategic Variable Life®	1.69	1.06	1.77	0.56	-	1.97	1.62	0.57	-	-	1.79	1.37
Strategic Variable Life® Plus	1.53	0.96	1.04	0.56	-	0.99	0.97	0.56	-	1.01	1.38	-
Strategic Group Variable Universal Life®	1.42	0.93	-	-	-	0.89	1.30	0.78	-	-	1.36	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2004

	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Aggressive Growth Division	*Oppenheimer Balanced Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division

ASSETS
Investments
Number of shares	225,282	811,885	310,138	45,980	841,850	154,562	770,189	1,365,797	1,774,165	1,246,433	3,994,063	757,132

Identified cost	$738,807	$7,938,762	$3,062,898	$652,342	$35,719,098	$2,337,302	$8,534,244	$46,832,602	$40,677,124	$10,064,417	$4,251,846	$13,681,496

Value	$930,452	$10,321,893	$4,096,012	$698,394	$37,016,140	$2,681,645	$8,857,179	$50,520,832	$52,355,620	$10,968,612	$5,192,283	$15,778,635
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	229	3,579	513	511	19,408	1,577	7,988	46,892	37,002	4,415	-	-

Total assets	930,681	10,325,472	4,096,525	698,905	37,035,548	2,683,222	8,865,167	50,567,724	52,392,622	10,973,027	5,192,283	15,778,635

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	-	-	263	455

NET ASSETS (For variable life insurance policies)	$930,681	$10,325,472	$4,096,525	$698,905	$37,035,548	$2,683,222	$8,865,167	$50,567,724	$52,392,622	$10,973,027	$5,192,020	$15,778,180

Outstanding Units
Policyowners	1,130,679	7,235,130	3,831,352	438,129	27,147,269	1,747,554	6,791,936	39,081,354	28,410,871	7,975,065	4,567,593	14,935,472

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$1.09	$-	$-	$-
Variable Life Select	-	1.52	-	-	2.00	-	-	2.62	2.97	-	-	-
Survivorship Variable Universal Life	0.87	1.34	1.15	1.63	1.15	-	1.24	1.32	1.94	1.31	1.06	1.06
Survivorship Variable Universal Life II	0.87	1.48	0.92	1.63	0.58	-	1.39	0.80	1.11	1.30	1.06	0.91
Variable Universal Life	0.86	1.62	0.91	1.62	1.15	-	1.37	1.18	1.86	1.28	1.05	0.89
Variable Universal Life II (Note 1)
Tier 1	0.81	1.34	1.13	1.61	0.94	-	1.24	0.87	1.21	1.26	0.98	1.01
VUL GuardSM (Note 1)
Tier 1	1.44	1.45	1.54	1.62	1.44	-	1.08	1.32	1.69	1.21	1.79	1.33
Tier 2	1.14	1.18	1.16	1.25	1.18	-	1.07	1.12	1.28	1.12	1.25	1.15
Tier 3	1.13	1.18	1.15	1.24	1.18	-	1.07	1.12	1.28	1.11	1.24	1.14
Tier 4	1.13	1.18	1.15	1.24	1.18	-	1.07	1.12	1.28	1.11	1.24	1.15
Survivorship VUL GuardSM (Note 1)
Tier 1	1.18	1.18	1.20	1.20	1.17	-	1.02	1.10	1.22	1.05	1.22	1.10
Tier 2	1.18	1.18	1.20	1.20	1.17	-	1.02	1.10	1.22	1.05	1.22	1.10
Tier 3	1.18	1.18	1.20	1.20	1.17	-	1.02	1.10	1.22	1.05	1.22	1.10
Large Case Variable Life Plus	-	-	-	-	2.19	-	-	-	2.92	1.95	-	-
Strategic Variable Life®	0.39	-	0.85	-	2.10	2.25	1.74	2.74	3.13	1.84	1.34	2.51
Strategic Variable Life® Plus	0.38	1.71	0.84	-	1.06	1.42	1.34	1.14	1.81	1.26	1.26	1.05
Strategic Group Variable Universal Life®	-	1.58	-	-	1.19	1.50	1.43	1.45	2.04	1.30	1.41	1.14

*	Prior to May 1, 2004, this division was called Oppenheimer Multiple Strategies Division.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2004

	Oppenheimer Main Street® Small Cap Division	Oppenheimer Money Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division	Scudder VIT Small Cap Index Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division

ASSETS
Investments
Number of shares	187,114	24,773,782	1,686,836	636,766	847,911	301,211	114,233	90,179	60,637	1,417,462	47,288	299,878

Identified cost	$2,375,016	$24,773,782	$7,884,729	$1,214,346	$1,097,959	$3,118,469	$958,821	$1,859,783	$306,175	$24,938,555	$901,815	$3,465,399

Value	$3,003,180	$24,773,782	$8,788,414	$1,197,120	$1,136,201	$4,322,375	$1,038,377	$2,014,607	$301,973	$33,381,236	$919,755	$4,303,245
Dividends receivable	-	14,329	-	-	-	-	-	-	836	-	-	-
Receivable from Massachusetts Mutual Life Insurance Company	-	153,782	3,583	-	8,410	1,156	667	202	-	13,391	1,096	104

Total assets	3,003,180	24,941,893	8,791,997	1,197,120	1,144,611	4,323,531	1,039,044	2,014,809	302,809	33,394,627	920,851	4,303,349

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	38	-	-	8,226	-	-	-	-	4	-	-	-

NET ASSETS (For variable life insurance policies)	$3,003,142	$24,941,893	$8,791,997	$1,188,894	$1,144,611	$4,323,531	$1,039,044	$2,014,809	$302,805	$33,394,627	$920,851	$4,303,349

Outstanding Units
Policyowners	1,635,315	21,261,523	5,791,920	1,394,609	1,075,988	3,249,324	806,923	1,449,917	236,250	23,243,032	1,034,953	3,916,257

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$-	$1.19	$-	$-
Variable Life Select	-	-	1.94	-	-	-	-	-	-	1.52	-	-
Survivorship Variable Universal Life	-	-	1.49	-	-	1.34	1.31	1.41	-	1.76	-	1.16
Survivorship Variable Universal Life II	-	-	1.46	-	-	1.29	1.31	1.41	-	1.27	-	1.09
Variable Universal Life	-	-	1.48	-	-	1.28	1.30	1.40	-	1.67	-	1.08
Variable Universal Life II (Note 1)
Tier 1	-	-	1.39	-	-	1.34	1.30	1.39	-	1.25	-	1.10
VUL GuardSM (Note 1)
Tier 1	-	-	1.18	-	-	1.64	1.30	1.40	-	1.53	-	1.56
Tier 2	-	-	1.11	-	-	1.22	1.15	1.23	-	1.22	-	1.26
Tier 3	-	-	1.11	-	-	1.22	1.14	1.22	-	1.22	-	1.25
Tier 4	-	-	1.11	-	-	1.22	1.14	1.23	-	1.22	-	1.25
Survivorship VUL GuardSM (Note 1)
Tier 1	-	-	1.06	-	-	1.20	1.12	1.12	-	-	-	1.16
Tier 2	-	-	1.06	-	-	1.20	1.12	1.12	-	-	-	1.16
Tier 3	-	-	1.06	-	-	1.20	1.12	1.12	-	-	-	1.16
Large Case Variable Life Plus	-	-	-	-	-	-	-	-	-	-	-	-
Strategic Variable Life®	1.85	1.39	1.99	-	-	-	-	-	-	1.83	1.04	-
Strategic Variable Life® Plus	1.82	1.14	1.47	0.83	0.99	-	-	-	1.28	1.66	0.92	-
Strategic Group Variable Universal Life®	1.83	1.21	1.50	0.85	1.06	-	-	-	-	1.56	0.87	-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2004

	American Century® VP Income & Growth Division	American Century® VP International Division	American Century® VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Fidelity® VIP Contrafund® (Initial) Division	Fidelity® VIP Contrafund® (Service) Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs Capital Growth Division	Goldman Sachs CORESM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs International Equity Division

Investment income
Dividends	$197,487	$496	$33,959	$55,129	$43,160	$60,100	$6,313	$200	$1,135	$28,144	$8,120	$5,666	$31,241

Expenses
Mortality and expense risk fees	93,661	585	17,006	12,481	24,703	117,075	20,126	767	4,855	23,418	3,117	438	15,896

Net investment income (loss)	103,826	(89)	16,953	42,648	18,457	(56,975)	(13,813)	(567)	(3,720)	4,726	5,003	5,228	15,345

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	29,973	1,137	34,869	30,012	29,998	17,700	2,418	(1,239)	17,434	22	7,878	592	(34,654)
Change in net unrealized appreciation/depreciation of investments	1,696,310	12,121	278,822	117,472	353,357	2,901,145	413,769	5,419	166,021	309,065	83,684	21,021	353,392

Net gain (loss) on investments	1,726,283	13,258	313,691	147,484	383,355	2,918,845	416,187	4,180	183,455	309,087	91,562	21,613	318,738

Net increase (decrease) in net assets resulting from operations	1,830,109	13,169	330,644	190,132	401,812	2,861,870	402,374	3,613	179,735	313,813	96,565	26,841	334,083

Capital transactions:
Transfer of net premiums	4,143,957	10,798	996,453	1,344,394	2,615,906	5,440,498	531,998	18,507	534,208	1,110,406	78,314	4,429	29,421
Transfers due to death benefits	(63,667)	-	-	-	-	(11,822)	(13,523)	-	-	(2,550)	-	-	-
Transfers due to withdrawal of funds	(492,828)	-	(122,853)	(31,631)	(108,724)	(652,039)	(102,868)	-	(1,140)	(76,779)	(2,196)	-	-
Transfers due to policy loans, net of repayments	(10,686)	-	(383)	-	-	(29,698)	(25,648)	-	-	-	-	-	-
Transfers due to charges for administrative and insurance costs	(1,927,708)	(1,210)	(170,786)	(271,235)	(641,019)	(2,631,280)	(42,624)	(3,457)	(126,632)	(493,372)	(47,333)	(1,670)	(57,810)
Transfers between divisions and to/from Guaranteed Principal Account	373,981	3,382	513,398	1,454,389	2,137,700	1,053,616	281,344	(5)	484,685	31,689	(16,779)	334,291	2,917

Net increase (decrease) in net assets resulting from capital transactions	2,023,049	12,970	1,215,829	2,495,917	4,003,863	3,169,275	628,679	15,045	891,121	569,394	12,006	337,050	(25,472)

Total increase (decrease)	3,853,158	26,139	1,546,473	2,686,049	4,405,675	6,031,145	1,031,053	18,658	1,070,856	883,207	108,571	363,891	308,611

NET ASSETS, at beginning of the year	13,446,388	86,396	1,696,343	709,272	1,374,834	17,122,058	2,406,184	120,582	264,105	3,295,278	666,907	37,031	2,635,312

NET ASSETS, at end of the year	$17,299,546	$112,535	$3,242,816	$3,395,321	$5,780,509	$23,153,203	$3,437,237	$139,240	$1,334,961	$4,178,485	$775,478	$400,922	$2,943,923

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2004

	Goldman Sachs Mid Cap Value Division	*INVESCO Financial Services Division	**INVESCO Health Sciences Division	***INVESCO Technology Division	Janus Aspen Balanced (Institutional) Division	Janus Aspen Balanced (Service) Division	Janus Aspen Capital Appreciation (Institutional) Division	Janus Aspen Capital Appreciation (Service) Division	Janus Aspen Worldwide Growth (Institutional) Division	Janus Aspen Worldwide Growth (Service) Division	MFS® Emerging Growth Division	MFS® Investors Trust Division

Investment income
Dividends	$124,457	$1,738	$-	$-	$13,762	$6,289	$18,857	$6	$54,314	$416	$-	$257

Expenses

Mortality and expense risk fees	4,010	569	1,448	5,751	3,373	1,352	46,823	92	33,695	285	8,491	361

Net investment income (loss)	120,447	1,169	(1,448)	(5,751)	10,389	4,937	(27,966)	(86)	20,619	131	(8,491)	(104)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	47,548	1,012	1,694	(8,902)	721	4,420	17,517	175	(86,061)	460	(139,762)	479
Change in net unrealized appreciation/depreciation of investments	56,859	11,922	25,850	70,026	34,466	10,163	1,218,545	3,134	292,258	1,304	322,327	6,349

Net gain (loss) on investments	104,407	12,934	27,544	61,124	35,187	14,583	1,236,062	3,309	206,197	1,764	182,565	6,828

Net increase (decrease) in net assets resulting from operations	224,854	14,103	26,096	55,373	45,576	19,520	1,208,096	3,223	226,816	1,895	174,074	6,724

Capital transactions:
Transfer of net premiums	100,819	188,566	318,492	532,986	204,228	204,024	2,066,556	7,101	1,538,493	6,425	230,241	60,106
Transfers due to death benefits	-	-	-	(1,000)	-	-	(2,564)	-	(985)	-	-	-
Transfers due to withdrawal of funds	(4,457)	(77)	(2,962)	(42,310)	(21,040)	(7,026)	(288,797)	13	(156,485)	3	(74,447)	(189)
Transfers due to policy loans, net of repayments	(166)	-	-	-	-	-	(279)	-	(134)	-	(105)	-
Transfers due to charges for administrative and insurance costs	(59,672)	(18,710)	(43,802)	(151,483)	(11,026)	(47,510)	(966,556)	(33)	(737,023)	(554)	(27,974)	(11,457)
Transfers between divisions and to/from Guaranteed Principal Account	478,193	37,381	187,711	46,882	(135)	59,432	(269,642)	14,626	(41,542)	516	(39,032)	10,527

Net increase (decrease) in net assets resulting from capital transactions	514,717	207,160	459,439	385,075	172,027	208,920	538,718	21,707	602,324	6,390	88,683	58,987

Total increase (decrease)	739,571	221,263	485,535	440,448	217,603	228,440	1,746,814	24,930	829,140	8,285	262,757	65,711

NET ASSETS, at beginning of the year	660,678	26,592	48,653	667,827	446,194	112,184	6,575,759	1,854	4,821,333	40,164	1,369,714	14,488

NET ASSETS, at end of the year	$1,400,249	$247,855	$534,188	$1,108,275	$663,797	$340,624	$8,322,573	$26,784	$5,650,473	$48,449	$1,632,471	$80,199

*	This division invests in AIM V.I. Financial Services Fund (Series I) (prior to October 15, 2004 known as INVESCO VIF-Financial Services Fund).
**	This division invests in AIM V.I. Health Sciences Fund (Series I) (prior to October 15, 2004, known as INVESCO VIF-Health Sciences Fund).
***	This division invests in AIM V.I. Technology Fund (Series I) (prior to October 15, 2004, known as INVESCO VIF-Technology Fund).

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2004

	MFS® New Discovery Division	MFS® Research Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division

Investment income
Dividends (Note 3B)	$-	$16,417	$742,563	$-	$1,528	$1,799,119	$2,126,892	$10,020	$58,275	$35,969	$2,112,033	$180,376

Expenses
Mortality and expense risk fees	9,706	7,006	138,947	5,638	543	409,966	623,811	13,689	7,254	30,852	208,162	135,167

Net investment income (loss)	(9,706)	9,411	603,616	(5,638)	985	1,389,153	1,503,081	(3,669)	51,021	5,117	1,903,871	45,209

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	(56,696)	(25,007)	(1,039,259)	8,396	(137)	(4,246,344)	(470,759)	(21,934)	3,335	123,719	51,015	549
Change in net unrealized appreciation/depreciation of investments	160,347	233,948	2,630,342	116,898	6,135	15,354,244	10,355,710	111,899	18,515	368,082	(68,683)	(418)

Net gain (loss) on investments	103,651	208,941	1,591,083	125,294	5,998	11,107,900	9,884,951	89,965	21,850	491,801	(17,668)	131

Net increase (decrease) in net assets resulting from operations	93,945	218,352	2,194,699	119,656	6,983	12,497,053	11,388,032	86,296	72,871	496,918	1,886,203	45,340

Capital transactions:
Transfer of net premiums	401,899	108,119	4,292,103	429,493	89,971	12,917,727	8,319,979	795,916	347,157	1,663,870	4,045,791	15,724,668
Transfers due to death benefits	-	-	(23,584)	-	-	(265,478)	(220,904)	(1,558)	-	(3,884)	(138,166)	(127,349)
Transfers due to withdrawal of funds	(57,311)	(111,199)	(1,450,194)	(18,584)	10	(2,884,432)	(3,956,403)	(113,988)	(11,121)	(260,356)	(906,084)	(2,120,135)
Transfers due to policy loans, net of repayments	(27,225)	(173)	(266,179)	-	-	(724,339)	(31,537)	-	-	-	(50,664)	(9,377)
Transfers due to charges for administrative and insurance costs	(61,092)	(13,322)	(2,636,101)	(131,056)	(10,098)	(7,342,767)	(4,312,914)	(324,386)	(95,286)	(621,978)	(2,153,996)	(4,149,735)
Transfers between divisions and to/from Guaranteed Principal Account	46,126	(37,050)	(257,613)	48,528	22,567	(652,005)	(15,372,741)	32,442	909,413	401,238	11,140,912	(6,461,502)

Net increase (decrease) in net assets resulting from capital transactions	302,397	(53,625)	(341,568)	328,381	102,450	1,048,706	(15,574,520)	388,426	1,150,163	1,178,890	11,937,793	2,856,570

Total increase (decrease)	396,342	164,727	1,853,131	448,037	109,433	13,545,759	(4,186,488)	474,722	1,223,034	1,675,808	13,823,996	2,901,910

NET ASSETS, at beginning of the year	1,315,522	1,467,152	27,011,793	630,875	6,032	80,954,021	126,991,372	1,748,960	404,629	3,550,129	34,911,266	20,673,190

NET ASSETS, at end of the year	$1,711,864	$1,631,879	$28,864,924	$1,078,912	$115,465	$94,499,780	$122,804,884	$2,223,682	$1,627,663	$5,225,937	$48,735,262	$23,575,100

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2004

	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Aggressive Growth Division	*Oppenheimer Balanced Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division

Investment income
Dividends	$5,297	$200,569	$-	$47,050	$-	$21,992	$350,130	$154,159	$512,070	$503,127	$53,620	$113,674

Expenses
Mortality and expense risk fees	5,181	58,933	22,861	2,942	174,984	16,450	56,847	279,150	239,087	59,584	29,131	93,484

Net investment income (loss)	116	141,636	(22,861)	44,108	(174,984)	5,542	293,283	(124,991)	272,983	443,543	24,489	20,190

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	8,182	303,933	54,869	1,944	(783,143)	2,371	13,212	(989,899)	21,093	213,974	(261,027)	184,455
Change in net unrealized appreciation/depreciation of investments	68,611	958,753	414,249	42,264	6,767,765	213,815	79,539	4,083,765	7,608,202	157,707	960,900	1,026,477

Net gain (loss) on investments	76,793	1,262,686	469,118	44,208	5,984,622	216,186	92,751	3,093,866	7,629,295	371,681	699,873	1,210,932

Net increase (decrease) in net assets resulting from operations	76,909	1,404,322	446,257	88,316	5,809,638	221,728	386,034	2,968,875	7,902,278	815,224	724,362	1,231,122

Capital transactions:
Transfer of net premiums	315,327	2,479,977	1,253,956	304,088	6,634,201	473,359	2,049,744	10,723,754	8,637,766	1,806,044	1,387,691	4,380,256
Transfers due to death benefits	-	(1,182)	(3,833)	-	(5,564)	-	-	(67,003)	(20,813)	(2,459)	(37)	(9,160)
Transfers due to withdrawal of funds	(13,029)	(628,292)	(109,128)	(8,528)	(1,640,258)	(184,148)	(330,413)	(5,869,959)	(1,627,646)	(703,833)	(285,344)	(1,245,632)
Transfers due to policy loans, net of repayments	-	7,532	(145)	-	(104,932)	(10,361)	(2,554)	(143,792)	(132,284)	(8,812)	(11,143)	(22,888)
Transfers due to charges for administrative and insurance costs	(120,581)	(1,032,900)	(498,192)	(78,232)	(3,071,522)	(57,186)	(856,829)	(4,764,774)	(4,034,146)	(826,223)	(402,729)	(1,917,009)
Transfers between divisions and to/from Guaranteed Principal Account	79,566	(178,667)	116,805	246,306	(306,826)	217,197	87,389	(861,087)	2,254,812	322,182	564,572	60,438

Net increase (decrease) in net assets resulting from capital transactions	261,283	646,468	759,463	463,634	1,505,099	438,861	947,337	(982,861)	5,077,689	586,899	1,253,010	1,246,005

Total increase (decrease)	338,192	2,050,790	1,205,720	551,950	7,314,737	660,589	1,333,371	1,986,014	12,979,967	1,402,123	1,977,372	2,477,127

NET ASSETS, at beginning of the year	592,489	8,274,682	2,890,805	146,955	29,720,811	2,022,633	7,531,796	48,581,710	39,412,655	9,570,904	3,214,648	13,301,053

NET ASSETS, at end of the year	$930,681	$10,325,472	$4,096,525	$698,905	$37,035,548	$2,683,222	$8,865,167	$50,567,724	$52,392,622	$10,973,027	$5,192,020	$15,778,180

*	Prior to May 1, 2004, this division was called Oppenheimer Multiple Strategies Division.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2004

	Oppenheimer Main Street® Small Cap Division	Oppenheimer Money Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division	Scudder VIT Small Cap Index Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division

Investment income
Dividends	$-	$234,815	$368,163	$12,612	$21,856	$14,364	$5,418	$54,660	$9,817	$-	$463	$33,673

Expenses

Mortality and expense risk fees	11,917	156,824	49,685	9,116	8,213	24,606	4,533	7,201	1,794	169,783	5,269	22,077

Net investment income (loss)	(11,917)	77,991	318,478	3,496	13,643	(10,242)	885	47,459	8,023	(169,783)	(4,806)	11,596

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments	127,650	-	142,771	(149,397)	(61,381)	67,945	6,794	11,577	(2,243)	793,141	(6,809)	(22,441)
Change in net unrealized appreciation/depreciation of investments	275,732	-	172,200	249,551	142,116	540,146	58,599	119,263	(4,331)	4,234,849	89,545	605,870

Net gain (loss) on investments	403,382	-	314,971	100,154	80,735	608,091	65,393	130,840	(6,574)	5,027,990	82,736	583,429

Net increase (decrease) in net assets resulting from operations	391,465	77,991	633,449	103,650	94,378	597,849	66,278	178,299	1,449	4,858,207	77,930	595,025

Capital transactions:
Transfer of net premiums	287,900	4,868,676	2,333,975	158,655	127,685	1,026,428	514,892	857,081	15,732	6,703,677	232,612	1,076,013
Transfers due to death benefits	-	(1,878)	(25,207)	(24)	-	(1,428)	-	-	-	(33,802)	-	(1,986)
Transfers due to withdrawal of funds	(186,716)	(1,237,080)	(644,448)	(116,758)	(99,625)	(118,723)	(9,760)	(9,774)	-	(937,309)	(23,200)	(170,985)
Transfers due to policy loans, net of repayments	(1,160)	(2,210)	(26,304)	(32,951)	(339)	-	-	-	-	(71,926)	(501)	-
Transfers due to charges for administrative and insurance costs	(41,517)	(417,651)	(941,854)	(18,113)	(17,445)	(428,348)	(108,438)	(181,550)	(10,994)	(3,052,629)	(12,667)	(411,891)
Transfers between divisions and to/from Guaranteed Principal Account	851,934	(7,792,898)	(18,100)	(96,047)	(38,292)	271,281	240,280	674,590	1,704	212,774	19,513	498,118

Net increase (decrease) in net assets resulting from capital transactions	910,441	(4,583,041)	678,062	(105,238)	(28,016)	749,210	636,974	1,340,347	6,442	2,820,785	215,757	989,269

Total increase (decrease)	1,301,906	(4,505,050)	1,311,511	(1,588)	66,362	1,347,059	703,252	1,518,646	7,891	7,678,992	293,687	1,584,294

NET ASSETS, at beginning of the year	1,701,236	29,446,943	7,480,486	1,190,482	1,078,249	2,976,472	335,792	496,163	294,914	25,715,635	627,164	2,719,055

NET ASSETS, at end of the year	$3,003,142	$24,941,893	$8,791,997	$1,188,894	$1,144,611	$4,323,531	$1,039,044	$2,014,809	$302,805	$33,394,627	$920,851	$4,303,349

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2003

	American Century® VP Income & Growth Division	American Century® VP International Division	American Century® VP Value Division	#American Funds® Asset Allocation Division	#American Funds® Growth-Income Division	Fidelity® VIP Contrafund® (Initial) Division	Fidelity® VIP Contrafund® (Service) Division	Fidelity® VIP Growth Division	#Franklin Small Cap Value Securities Division	Goldman Sachs Capital Growth Division	Goldman Sachs CORESM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs International Equity Division

Investment income
Dividends (Note 3B)	$119,219	$35	$8,279	$12,324	$9,773	$54,942	$7,703	$62	$23	$7,942	$4,254	$437	$90,711

Expenses
Mortality and expense risk fees (Note 7B)	63,286	151	8,093	1,492	2,110	77,828	15,616	380	446	15,390	2,423	186	12,505

Net investment income (loss) (Note 3C)	55,933	(116)	186	10,832	7,663	(22,886)	(7,913)	(318)	(423)	(7,448)	1,831	251	78,206

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments (Notes 3B, 3C and 5)	(316,846)	(703)	(67,563)	1,433	23,750	(259,835)	(111,479)	(653)	1,264	(110,432)	(22,671)	(891)	(55,010)
Change in net unrealized appreciation/ depreciation of investments	3,002,836	10,211	400,532	40,736	76,582	3,748,163	681,612	18,695	25,500	682,944	161,934	8,258	676,125

Net gain (loss) on investments	2,685,990	9,508	332,969	42,169	100,332	3,488,328	570,133	18,042	26,764	572,512	139,263	7,367	621,115

Net increase (decrease) in net assets resulting from operations	2,741,923	9,392	333,155	53,001	107,995	3,465,442	562,220	17,724	26,341	565,064	141,094	7,618	699,321

Capital transactions (Note 6):
Transfer of net premiums	4,123,297	2,979	485,970	146,510	405,312	5,119,212	341,500	14,763	58,256	975,330	150,525	2,261	702,397
Transfers due to withdrawal of funds	(268,692)	(3,799)	(52,597)	(1,918)	(2,947)	(517,510)	(410,239)	(14,816)	(265)	(24,184)	-	-	(21,127)
Transfers due to death benefits	(8,642)	-	-	-	-	(2,414)	(969)	-	-	(122)	-	-	-
Transfers due to policy loans, net of repayments (Note 3D)	1,250	-	(259)	-	-	(22,324)	(13,875)	-	-	-	-	-	-
Transfers due to reimbursement (payment) of accumulation unit value fluctuation	(2,385)	(341)	5,716	241	(3,425)	1,365	(4,976)	(157)	308	179	(279)	(41)	(2,743)
Transfers due to charges for administrative and insurance costs	(1,800,318)	(361)	(20,955)	(35,985)	(60,963)	(2,303,910)	(48,894)	(1,931)	(11,118)	(403,597)	(47,910)	(1,117)	(51,875)
Transfers between divisions and to/from Guaranteed Principal Account	733,652	74,452	257,433	547,423	928,862	706,398	14,228	79,332	190,583	360,298	(694)	(4,142)	243,577

Net increase (decrease) in net assets resulting from capital transactions	2,778,162	72,930	675,308	656,271	1,266,839	2,980,817	(123,225)	77,191	237,764	907,904	101,642	(3,039)	870,229

Total increase (decrease)	5,520,085	82,322	1,008,463	709,272	1,374,834	6,446,259	438,995	94,915	264,105	1,472,968	242,736	4,579	1,569,550

NET ASSETS, at beginning of the year	7,926,303	4,074	687,880	-	-	10,675,799	1,967,189	25,667	-	1,822,310	424,171	32,452	1,065,762

NET ASSETS, at end of the year	$13,446,388	$86,396	$1,696,343	$709,272	$1,374,834	$17,122,058	$2,406,184	$120,582	$264,105	$3,295,278	$666,907	$37,031	$2,635,312

#	For the Period May 1, 2003 (Commencement of Operations) through December 31, 2003.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2003

	Goldman Sachs Mid Cap Value Division	#INVESCO Financial Services Division	#INVESCO Health Sciences Division	INVESCO Technology Division	Janus Aspen Balanced (Institutional) Division	#Janus Aspen Balanced (Service) Division	Janus Aspen Capital Appreciation (Institutional) Division	#Janus Aspen Capital Appreciation (Service) Division	Janus Aspen Worldwide Growth (Institutional) Division	#Janus Aspen Worldwide Growth (Service) Division	MFS® Emerging Growth Division	#MFS® Investors Trust Division	MFS® New Discovery Division

Investment income
Dividends (Note 3B)	$11,812	$111	$-	$-	$8,442	$1,004	$29,147	$2	$44,246	$80	$-	$-	$-

Expenses
Mortality and expense risk fees (Note 7B)	2,587	47	75	3,328	2,131	148	36,110	2	24,948	54	6,939	14	7,033

Net investment income (loss) (Note 3C)	9,225	64	(75)	(3,328)	6,311	856	(6,963)	-	19,298	26	(6,939)	(14)	(7,033)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments (Notes 3B, 3C and 5)	7,077	315	609	(40,274)	(590)	531	(191,334)	42	(193,357)	993	(255,086)	97	(123,440)
Change in net unrealized appreciation/ depreciation of investments	142,845	1,818	2,825	208,122	41,333	2,959	1,264,359	58	1,060,028	2,825	558,730	530	437,378

Net gain (loss) on investments	149,922	2,133	3,434	167,848	40,743	3,490	1,073,025	100	866,671	3,818	303,644	627	313,938

Net increase (decrease) in net assets resulting from operations	159,147	2,197	3,359	164,520	47,054	4,346	1,066,062	100	885,969	3,844	296,705	613	306,905

Capital transactions (Note 6):
Transfer of net premiums	88,359	11,361	27,825	296,716	203,277	68,980	2,813,430	1,261	1,739,080	10,507	216,666	5,186	150,086
Transfers due to withdrawal of funds	(112,586)	(81)	(163)	(25,146)	(18,006)	(190)	(256,108)	(17)	(81,160)	(2)	(65,791)	(38)	(16,362)
Transfers due to death benefits	(31,308)	-	-	(710)	-	-	(7,152)	-	(5,150)	-	(588)	-	-
Transfers due to policy loans, net of repayments (Note 3D)	(154)	-	-	-	-	-	(272)	-	(133)	-	(3,967)	-	(5,039)
Transfers due to reimbursement (payment) of accumulation unit value fluctuation	(1,080)	32	86	385	784	39	392	6	690	41	(201)	9	(602)
Transfers due to charges for administrative and insurance costs	(64,577)	(2,094)	(3,664)	(111,185)	(10,016)	(7,645)	(932,615)	(122)	(714,250)	(238)	(30,067)	(850)	(30,150)
Transfers between divisions and to/from Guaranteed Principal Account	73,264	15,177	21,210	73,819	9,667	46,654	(221,397)	626	(46,789)	26,012	9,142	9,568	(36,906)

Net increase (decrease) in net assets resulting from capital transactions	(48,082)	24,395	45,294	233,879	185,706	107,838	1,396,278	1,754	892,288	36,320	125,194	13,875	61,027

Total increase (decrease)	111,065	26,592	48,653	398,399	232,760	112,184	2,462,340	1,854	1,778,257	40,164	421,899	14,488	367,932

NET ASSETS, at beginning of the year	549,613	-	-	269,428	213,434	-	4,113,419	-	3,043,076	-	947,815	-	947,590

NET ASSETS, at end of the year	$660,678	$26,592	$48,653	$667,827	$446,194	$112,184	$6,575,759	$1,854	$4,821,333	$40,164	$1,369,714	$14,488	$1,315,522

#	For the Period May 1, 2003 (Commencement of Operations) through December 31, 2003.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2003

	MFS® Research Division	MML Blend Division	MML Emerging Growth Division	#MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division	MML OTC 100 Division

Investment income
Dividends (Note 3B)	$8,815	$648,033	$-	$51	$1,276,382	$1,672,860	$328	$5,090	$22,265	$2,061,265	$154,504	$-

Expenses
Mortality and expense risk fees (Note 7B)	6,124	123,427	2,856	5	331,196	533,271	9,418	1,290	17,115	192,384	140,507	2,691

Net investment income (loss) (Note 3C)	2,691	524,606	(2,856)	46	945,186	1,139,589	(9,090)	3,800	5,150	1,868,881	13,997	(2,691)

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments (Notes 3B, 3C and 5)	(53,330)	(1,842,465)	(15,553)	16	(8,299,561)	(4,157,561)	(47,061)	2,842	(12,779)	605,299	1,318	(25,117)
Change in net unrealized appreciation/ depreciation of investments	344,892	5,481,702	165,623	246	24,410,799	29,170,931	329,828	2,416	691,660	(480,647)	(317)	168,507

Net gain (loss) on investments	291,562	3,639,237	150,070	262	16,111,238	25,013,370	282,767	5,258	678,881	124,652	1,001	143,390

Net increase (decrease) in net assets resulting from operations	294,253	4,163,843	147,214	308	17,056,424	26,152,959	273,677	9,058	684,031	1,993,533	14,998	140,699

Capital transactions (Note 6):
Transfer of net premiums	81,294	4,463,722	288,304	1,120	13,726,000	15,239,772	755,308	106,996	1,356,253	7,182,524	21,239,691	231,491
Transfers due to withdrawal of funds	(40,513)	(1,890,424)	(6,467)	(30)	(4,697,359)	(4,316,411)	(45,091)	(7,832)	(44,246)	(2,872,583)	(2,850,166)	(15,849)
Transfers due to death benefits	-	(51,883)	-	-	(120,262)	(12,726)	(1,902)	-	(192)	(91,647)	(7,541)	(619)
Transfers due to policy loans, net of repayments (Note 3D)	(790)	(235,418)	-	-	(538,168)	(3,572)	-	-	-	(96,013)	(50,498)	-
Transfers due to reimbursement (payment) of accumulation unit value fluctuation	(812)	(3,860)	656	(2)	1,396	(27,688)	474	63	1,972	602	647	580
Transfers due to charges for administrative and insurance costs	(14,537)	(2,653,802)	(89,300)	(456)	(7,297,154)	(4,200,579)	(300,798)	(28,364)	(509,223)	(2,300,689)	(4,239,183)	(81,187)
Transfers between divisions and to/from Guaranteed Principal Account	(43,587)	27,523	77,757	5,092	(368,620)	6,105,100	57,181	296,838	488,791	(6,151,538)	(22,308,199)	84,573

Net increase (decrease) in net assets resulting from capital transactions	(18,945)	(344,142)	270,950	5,724	705,833	12,783,896	465,172	367,701	1,293,355	(4,329,344)	(8,215,249)	218,989

Total increase (decrease)	275,308	3,819,701	418,164	6,032	17,762,257	38,936,855	738,849	376,759	1,977,386	(2,335,811)	(8,200,251)	359,688

NET ASSETS, at beginning of the year	1,191,844	23,192,092	212,711	-	63,191,764	88,054,517	1,010,111	27,870	1,572,743	37,247,077	28,873,441	232,801

NET ASSETS, at end of the year	$1,467,152	$27,011,793	$630,875	$6,032	$80,954,021	$126,991,372	$1,748,960	$404,629	$3,550,129	$34,911,266	$20,673,190	$592,489

#	For the Period May 1, 2003 (Commencement of Operations) through December 31, 2003.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2003

	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	#MML Small Company Opportunities Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	*Oppenheimer Main Street Division	Oppenheimer Main Street® Small Cap Division	Oppenheimer Money Division

Investment income
Dividends (Note 3B)	$13,715	$-	$6,314	$-	$363,465	$143,664	$230,657	$399,429	$26,323	$106,958	$-	$229,624

Expenses
Mortality and expense risk fees (Note 7B)	41,581	14,212	265	147,502	49,431	213,643	170,835	38,905	15,444	73,605	8,951	166,423

Net investment income (loss) (Note 3C)	(27,866)	(14,212)	6,049	(147,502)	314,034	(69,979)	59,822	360,524	10,879	33,353	(8,951)	63,201

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments (Notes 3B, 3C and 5)	25,587	(20,520)	4,613	(6,882,193)	127,257	(8,312,426)	(6,034,218)	(666,906)	(88,727)	(1,734,597)	(410,618)	-
Change in net unrealized appreciation/ depreciation of investments	1,779,559	858,101	3,788	13,100,615	(16,467)	18,789,212	17,365,648	1,732,918	1,034,236	4,370,121	858,566	-

Net gain (loss) on investments	1,805,146	837,581	8,401	6,218,422	110,790	10,476,786	11,331,430	1,066,012	945,509	2,635,524	447,948	-

Net increase (decrease) in net assets resulting from operations	1,777,280	823,369	14,450	6,070,920	424,824	10,406,807	11,391,252	1,426,536	956,388	2,668,877	438,997	63,201

Capital transactions (Note 6):
Transfer of net premiums	2,603,389	964,859	30,175	6,826,997	2,190,718	10,501,413	7,605,361	1,907,012	765,542	4,017,583	165,342	3,949,650
Transfers due to withdrawal of funds	(158,709)	(80,812)	(150)	(7,372,592)	(5,517,033)	(9,342,000)	(13,499,850)	(6,152,672)	(85,740)	(8,527,084)	(3,299,793)	(20,925,002)
Transfers due to death benefits	(956)	(2,316)	-	(10,710)	(38,523)	(115,506)	(90,525)	(3,990)	(29)	(27,960)	(11,969)	(24,404)
Transfers due to policy loans, net of repayments (Note 3D)	(9,365)	(155)	-	(126,790)	(3,234)	(166,630)	(59,004)	(17,705)	(3,445)	(6,234)	(394)	(11,345)
Transfers due to reimbursement (payment) of accumulation unit value fluctuation	(4,047)	1,110	(1,462)	23,772	3,653	7	1,197	8,159	1,427	(10,881)	(3,064)	119
Transfers due to charges for administrative and insurance costs	(999,984)	(411,961)	(7,614)	(3,063,001)	(875,863)	(4,519,112)	(3,549,532)	(618,946)	(262,638)	(1,854,680)	(44,644)	(692,943)
Transfers between divisions and to/from Guaranteed Principal Account	248,197	231,969	111,556	(392,333)	442,274	775,400	1,062,814	2,098,102	273,581	865,971	27,518	2,610,135

Net increase (decrease) in net assets resulting from capital transactions	1,678,525	702,694	132,505	(4,114,657)	(3,798,008)	(2,866,428)	(8,529,539)	(2,780,040)	688,698	(5,543,285)	(3,167,004)	(15,093,790)

Total increase (decrease)	3,455,805	1,526,063	146,955	1,956,263	(3,373,184)	7,540,379	2,861,713	(1,353,504)	1,645,086	(2,874,408)	(2,728,007)	(15,030,589)

NET ASSETS, at beginning of the year	4,818,877	1,364,742	-	27,764,548	10,904,980	41,041,331	36,550,942	10,924,408	1,569,562	16,175,461	4,429,243	44,477,532

NET ASSETS, at end of the year	$8,274,682	$2,890,805	$146,955	$29,720,811	$7,531,796	$48,581,710	$39,412,655	$9,570,904	$3,214,648	$13,301,053	$1,701,236	$29,446,943

#	For the Period May 1, 2003 (Commencement of Operations) through December 31, 2003.
*	Prior to May 1, 2003, this division was called Oppenheimer Main Street® Growth and Income division.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2003

	Oppenheimer Multiple Strategies Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division	Scudder VIT Small Cap Index Division	#T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division

Investment income
Dividends (Note 3B)	$46,833	$359,719	$12,273	$39,706	$14,918	$346	$2,978	$8,248	$-	$-	$31,337

Expenses
Mortality and expense risk fees (Note 7B)	12,428	38,745	7,984	8,608	13,648	439	702	1,242	113,189	3,532	12,057

Net investment income (loss) (Note 3C)	34,405	320,974	4,289	31,098	1,270	(93)	2,276	7,006	(113,189)	(3,532)	19,280

Net realized and unrealized gain (loss) on investments
Net realized gain (loss) on investments (Notes 3B, 3C and 5)	(211,112)	88,177	(112,216)	(185,351)	(14,616)	1,141	1,763	2,435	(137,899)	(16,635)	(52,657)
Change in net unrealized appreciation/ depreciation of investments	539,152	620,797	367,192	372,251	811,210	20,958	35,561	(1,848)	6,666,756	177,292	605,439

Net gain (loss) on investments	328,040	708,974	254,976	186,900	796,594	22,099	37,324	587	6,528,857	160,657	552,782

Net increase (decrease) in net assets resulting from operations	362,445	1,029,948	259,265	217,998	797,864	22,006	39,600	7,593	6,415,668	157,125	572,062

Capital transactions (Note 6):
Transfer of net premiums	316,945	1,792,661	139,411	170,530	1,196,444	88,910	87,602	24,488	6,176,202	67,290	857,191
Transfers due to withdrawal of funds	(1,365,388)	(1,419,025)	(178,503)	(105,621)	(61,643)	(386)	(1,278)	-	(672,561)	(17,408)	(26,472)
Transfers due to death benefits	(2,740)	(1,615)	-	(2,289)	(576)	-	-	-	(26,005)	-	(572)
Transfers due to policy loans, net of repayments (Note 3D)	(1,811)	(9,575)	(1,342)	(766)	-	-	-	-	(31,016)	(1,107)	-
Transfers due to reimbursement (payment) of accumulation unit value fluctuation	(1,120)	1,708	(2,713)	(1,797)	709	193	469	(23)	16,082	60	(1,332)
Transfers due to charges for administrative and insurance costs	(48,213)	(836,793)	(31,756)	(25,774)	(334,020)	(10,202)	(17,080)	(10,533)	(2,706,158)	(11,558)	(295,080)
Transfers between divisions and to/from Guaranteed Principal Account	63,738	516,167	(8,316)	(333,851)	301,678	235,271	386,850	122,218	2,238,768	2,696	283,717

Net increase (decrease) in net assets resulting from capital transactions	(1,038,589)	43,528	(83,219)	(299,568)	1,102,592	313,786	456,563	136,150	4,995,312	39,973	817,452

Total increase (decrease)	(676,144)	1,073,476	176,046	(81,570)	1,900,456	335,792	496,163	143,743	11,410,980	197,098	1,389,514

NET ASSETS, at beginning of the year	2,698,777	6,407,010	1,014,436	1,159,819	1,076,016	-	-	151,171	14,304,655	430,066	1,329,541

NET ASSETS, at end of the year	$2,022,633	$7,480,486	$1,190,482	$1,078,249	$2,976,472	$335,792	$496,163	$294,914	$25,715,635	$627,164	$2,719,055

#	For the Period May 1, 2003 (Commencement of Operations) through December 31, 2003.

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

Notes To Financial Statements

1.	ORGANIZATION

Massachusetts Mutual Variable Life Separate Account I (“Separate Account I”) is a separate investment account established on July 13, 1988, by Massachusetts Mutual Life Insurance Company (“MassMutual”) in accordance with the provisions of Section 132G of Chapter 175 of the Massachusetts General Laws.

MassMutual maintains thirteen segments within Separate Account I. The initial segment (“Variable Life Plus Segment”) is used exclusively for MassMutual’s flexible premium variable whole life insurance policy, known as Variable Life Plus.

On March 30, 1990, MassMutual established a second segment (“Large Case Variable Life Plus Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy with table of selected face amounts, known as Large Case Variable Life Plus.

On July 5, 1995, MassMutual established a third segment (“Strategic Variable Life Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy with table of selected face amounts, known as Strategic Variable Life®.

On July 24, 1995, MassMutual established a fourth segment (“Variable Life Select Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable whole life insurance policy, known as Variable Life Select.

On February 11, 1997, MassMutual established a fifth segment (“Strategic GVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s group flexible premium adjustable life insurance policy with variable rider, known as Strategic Group Variable Universal Life®.

On November 12, 1997, MassMutual established a sixth segment (“SVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s survivorship flexible premium adjustable variable life insurance policy, known as Survivorship Variable Universal Life.

On November 12, 1997, MassMutual established a seventh segment (“VUL Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Variable Universal Life.

On July 13, 1998, MassMutual established an eighth segment (“Strategic Variable Life Plus Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium variable adjustable life insurance policy, known as Strategic Variable Life® Plus.

On November 23, 1999, MassMutual established a ninth segment (“SVUL II Segment”) within Separate Account I to be used exclusively for MassMutual’s survivorship flexible premium variable adjustable life insurance policy, known as Survivorship Variable Universal Life II.

On November 20, 2000, MassMutual established a tenth segment (“VUL II Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Variable Universal Life II. The tiering of Accumulation Unit Values is a consequence of a tiered mortality and expense risk charge for the VUL II segment. The policy’s mortality and expense risk charge is based on the number of years the policy has been in force. During policy years 1 through 15, the policy is in Tier 1 and the current mortality and expense risk charge is 0.75% (with a maximum of 0.90%) of the policy’s average daily net assets held in Separate Account I. During policy years 16 and beyond, the policy is in Tier 2 and the current mortality and expense risk charge is 0.25% (with a maximum of 0.40%) of the policy’s average daily net assets held in Separate Account I.

On November 20, 2000, MassMutual established an eleventh segment (“LVUL Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy, known as Leadership Variable Universal Life. The policy was never offered for sale. No premiums for this policy are held in Separate Account I.

Notes To Financial Statements (Continued)

On October 15, 2002, MassMutual established a twelfth segment (“VUL GuardSM Segment”) within Separate Account I to be used exclusively for MassMutual’s flexible premium adjustable variable life insurance policy known as VUL GuardSM. The tiering of Accumulation Unit Values is a consequence of a tiered asset charge for the VUL GuardSM segment. The asset charge is based on the policy’s total account value on its monthly charge date and the number of years the policy has been in force. The asset charge is assessed on the policy’s Separate Account value only. During policy years 1 through 15, (a) policies issued outside of the state of Maryland with a total account value of $0 to $49,999.99 are in Tier 1 and the current asset charge is 1.00% (with a maximum of 1.15%) of the average daily net assets held in Separate Account I, (b) policies with a total account value of $50,000.00 – $99,999.99 are in Tier 2 and the current asset charge is 0.75% (with a maximum of 0.90%) of the average daily net assets held in Separate Account I, (c) policies with a total account value of $100,000.00 or greater are in Tier 3 and the current asset charge is 0.50% (with a maximum of 0.65%) of the average daily net assets held in Separate Account I, and (d) policies issued in the state of Maryland, with a total account value of $0 to $49,999.99 are in Tier 4 and the current (and maximum) asset charge is 0.90% of the policy’s average daily net assets held in Separate Account I. In policy years 16 and beyond, regardless of the total account value, policies are in Tier 5 and the asset charge is 0.50% of the policy’s average daily net assets held in Separate Account I.

On March 30, 2004, MassMutual established a thirteenth segment (“SVUL GuardSM Segment”) within Separate Account I to be used exclusively for MassMutual’s survivorship flexible premium, adjustable, variable life insurance policy, known as Survivorship VUL GuardSM. The tiering of Accumulation Unit Values is a consequence of a tiered asset charge for the SVUL GuardSM segment. The asset charge is based on the policy’s total account value on its monthly charge date and the number of years the policy has been in force. The asset charge is assessed on the policy’s Separate Account value only. During policy years 1 through 15, (a) policies with a total account value of $0 to $49,999.99 are in Tier 1 and the current asset charge is 0.90% of the average daily net assets held in Separate Account I, (b) policies with a total account value of $50,000.00 – $99,999.99 are in Tier 2 and the current asset charge is 0.80% of the average daily net assets held in Separate Account I, and (c) policies with a total account value of $100,000.00 or greater are in Tier 3 and the current asset charge is 0.70% of the average daily net assets held in Separate Account I. In policy years 16 and beyond, regardless of the total account value, policies are in Tier 4 and the asset charge is 0.70% of the policy’s average daily net assets held in Separate Account I. The maximum asset charge in all policy years is 0.90% of the policy’s average daily net assets held in Separate Account I.

Variable Life Plus, Large Case Variable Life Plus, Variable Life Select, SVUL and VUL policies are no longer offered for sale. Owners may continue, however, to make premium payments under existing policies.

Separate Account I is registered as a unit investment trust pursuant to the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of Separate Account I are clearly identified and distinguished from MassMutual’s other assets and liabilities. The portion of Separate Account I’s assets applicable to the variable life policies is not chargeable with liabilities arising out of any other business MassMutual may conduct.

2.	INVESTMENT OF SEPARATE ACCOUNT I’s ASSETS

Separate Account I consists of sixty-one divisions as follows:

AIM Variable Investment Funds (“AIM VIF”), (prior to May 1, 2004, known as INVESCO Variable Investment Funds, Inc.), is an open-end, diversified, no-load management company registered under the 1940 Act with three of it Funds available to Separate Account I’s policyowners: AIM V.I. Financial Services Fund (Series I) (prior to October 15, 2004, known as INVESCO VIF-Financial Services Fund), AIM V.I. Health Sciences Fund (Series I) (prior to October 15, 2004, known as INVESCO VIF-Health Sciences Fund) and AIM V.I. Technology Fund (Series I) (prior to October 15, 2004 known as INVESCO VIF-Technology Fund). A I M Advisors, Inc. is the investment adviser to the Funds (prior to May 1, 2004, INVESCO Funds Group, Inc. was the Fund’s adviser). Prior to October 1, 2004, INVESCO Institutional (N.A.), Inc., was sub-adviser to the Funds.

American Century® Variable Portfolios, Inc. (“American Century VP”) is a diversified, open-end, management investment company registered under the 1940 Act with three of its Funds available to Separate Account I’s policyowners: American

Notes To Financial Statements (Continued)

Century® VP Income & Growth Fund, American Century® VP International Fund, and American Century® VP Value Fund. American Century Investment Management, Inc., is the investment adviser to the Funds.

American Funds Insurance Series® (“American Funds”) is a diversified, open-end, management investment company registered under the 1940 Act with two of its Funds available to Separate Account I’s policyowners: American Funds® Asset Allocation Fund (Class 2) and American Funds® Growth-Income Fund (Class 2). Capital Research and Management Company is the investment adviser to the Funds.

Fidelity® Variable Insurance Products Fund (“Fidelity VIP”) is an open-end, management investment company registered under the 1940 Act with two of its Portfolios available to Separate Account I’s policyowners: Fidelity® VIP Contrafund® Portfolio (Initial/Service Class) and Fidelity® VIP Growth Fund. Fidelity Management & Research Company (“FMR”) is the investment adviser to the Portfolios. FMR Co., Inc., a wholly-owned subsidiary of FMR, serves as sub-adviser to the Portfolios.

Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton VIP Trust”) is an open-end, management investment company registered under the 1940 Act with two of its Funds available to Separate Account I’s policyowners: Franklin Small Cap Value Securities Fund (Class 2) and Templeton Foreign Securities Fund (Class 2). Franklin Advisory Services, LLC is the investment adviser to the Franklin Small Cap Value Securities Fund and Templeton Investment Counsel, LLC is the investment adviser to the Templeton Foreign Securities Fund.

Goldman Sachs Variable Insurance Trust (“Goldman Sachs VIT”) is an open-end, management investment company registered under the 1940 Act with five of its Funds available to Separate Account I’s policyowners: Goldman Sachs VIT Capital Growth Fund, Goldman Sachs VIT CORESM U.S. Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs VIT International Equity Fund and Goldman Sachs VIT Mid Cap Value Fund. Goldman Sachs Asset Management L.P., a separate business unit of the Investment Management Division of Goldman Sachs & Co., serves as investment adviser to the Funds.

Janus Aspen Series (“Janus Aspen”) is an open-end, management investment company registered under the 1940 Act with three of its Portfolios available to Separate Account I’s policyowners: Janus Aspen Balanced Portfolio (Institutional/Service Class), Janus Aspen Series Capital Appreciation Portfolio (Institutional/Service Class) and Janus Aspen Series Worldwide Growth Portfolio (Institutional/Service Class). Janus Capital Management LLC is the investment adviser to the Portfolios.

MFS® Variable Insurance TrustSM (“MFS Trust”) is an open-end, management investment company registered under the 1940 Act with four of its separate series of shares available to Separate Account I’s policyowners: MFS® Emerging Growth Series, MFS® Investors Trust Series, MFS® New Discovery Series and MFS® Research Series. Massachusetts Financial Services Company serves as investment adviser to the Series.

MML Series Investment Fund (“MML Trust”) is an open-end, investment company registered under the 1940 Act with all fourteen of its separate series available to Separate Account I’s policyowners: MML Blend Fund, MML Emerging Growth Fund, MML Enhanced Index Core Equity Fund, MML Equity Fund, MML Equity Index Fund (Class II), MML Growth Equity Fund, MML Inflation-Protected Bond Fund, MML Large Cap Value Fund, MML Managed Bond Fund, MML Money Market Fund, MML OTC 100 Fund, MML Small Cap Equity Fund, MML Small Cap Growth Equity Fund, and MML Small Company Opportunities Fund. MassMutual serves as investment adviser to each of the MML Funds pursuant to an investment management agreement. Babson Capital Management LLC (“Babson Capital”) (prior to August 6, 2004 the sub-adviser was call David L. Babson & Company Inc.), a controlled subsidiary of MassMutual, serves as the investment sub-adviser to the MML Blend Fund, MML Enhanced Index Core Equity Fund, MML Inflation-Protected Bond Fund, MML Managed Bond Fund, MML Money Market Fund, MML Small Cap Equity Fund and MML Small Company Opportunities Fund. MassMutual has entered into sub-advisory agreements with Babson Capital and Alliance Capital Management L.P. (“Alliance Capital”) whereby Babson Capital and Alliance Capital each manage a portion of the MML Equity Fund. MassMutual has entered into a sub-advisory agreement with Northern Trust Investments, N.A. (“Northern Trust”) whereby Northern Trust manages the investments of the MML Equity Index Fund (Class II) and MML OTC 100 Fund. MassMutual has entered into a sub-advisory agreement with RS Investment Management, L.P., to serve as the investment sub-adviser to the MML Emerging Growth Fund. MassMutual has entered into a sub-advisory agreement with Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) to serve as the investment sub-adviser to the MML Growth Equity Fund. Prior to June 1, 2004, Massachusetts Financial Services Company served as sub-adviser to the Fund. MassMutual has entered into a sub-

Notes To Financial Statements (Continued)

advisory agreement with Davis Selected Advisers, L.P., to serve as the investment sub-adviser to the MML Large Cap Value Fund. MassMutual has entered into an agreement with Wellington Management Company, LLP and Waddell & Reed Investment Management Company pursuant to which each serves as investment sub-adviser for the MML Small Cap Growth Equity Fund.

Oppenheimer Variable Account Funds (“Oppenheimer Funds”) is an open-end, management investment company registered under the 1940 Act with ten of its Funds available to Separate Account I’s policyowners: Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Balanced Fund/VA, Oppenheimer Bond Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Securities Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer Main Street Fund/VA (prior to May 1, 2003, this fund was called Oppenheimer Main Street® Growth & Income Fund/VA) Oppenheimer Main Street® Small Cap Fund/VA, Oppenheimer Money Fund/VA and Oppenheimer Strategic Bond Fund/VA. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to the Oppenheimer Funds.

Panorama Series Fund, Inc. (“Panorama Fund”) is an open-end, management investment company registered under the 1940 Act with three of its Funds available to Separate Account I’s policyowners: Oppenheimer International Growth Fund/VA, Panorama Growth Portfolio and Panorama Total Return Portfolio. OppenheimerFunds, Inc., a controlled subsidiary of MassMutual, serves as investment adviser to the Panorama Fund/Portfolios.

Scudder Investment VIT Funds (“Scudder Investment”), prior to May 1, 2003 known as Deutsche Asset Management VIT Funds, is an investment company registered under the 1940 Act with one of its Funds available to Separate Account I’s policyowners: Scudder VIT Small Cap Index Fund. Deutsche Asset Management, Inc. (“DeAM”) serves as the investment adviser to the Fund. Northern Trust Investments, N.A., serves as sub-adviser to this Fund.

T. Rowe Price Equity Series, Inc. (“T. Rowe Price”) is a diversified, open-end, investment company registered under the 1940 Act with five of its Portfolios available to Separate Account I’s policyowners: T. Rowe Price Blue Chip Growth Portfolio, T. Rowe Price Equity Income Portfolio, T. Rowe Price Limited-Term Bond Portfolio, T. Rowe Price Mid-Cap Growth Portfolio, and T. Rowe Price New America Growth Portfolio. The T. Rowe Price Mid-Cap Growth Portfolio is not available as an investment choice for contracts issued on May 1, 2004 or later. T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

In addition to the sixty-one divisions, a policyowner may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of MassMutual’s general investment account. The general investment account is not registered as an investment company under the 1940 Act.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by Separate Account I in preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (hereinafter referred to as “generally accepted accounting principles”).

A.	Investment Valuation

Investments in the investment divisions are each stated at fair value, which is the closing net asset value per share of each of the respective underlying Funds/Portfolios.

B.	Accounting for Investments

Investment transactions are accounted for on trade date and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-dividend date, and are reinvested in the underlying investment divisions.

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Separate Account I is part of MassMutual’s total operations and is not taxed separately. Separate Account I will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue

Notes To Financial Statements (Continued)

Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains of Separate Account I credited to the policies. Accordingly, MassMutual does not intend to make any charge to Separate Account I’s divisions to provide for company income taxes. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to Separate Account I.

D.	Policy Charges

See Note 7B for charges associated with the policies.

E.	Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Policy Loan

When a policy loan is made, Separate Account I transfers the amount of the loan to MassMutual, thereby decreasing both the investments and the net assets of Separate Account I by an equal amount. The policyowner is charged interest on the outstanding policy loan amount generally equal to either a fixed interest rate of 4-6% per year or (in all qualifying jurisdictions) an adjustable loan rate, where applicable. The adjustable loan rate is selected each year for the following policy year.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. The amount of the loan earns interest at either a fixed interest rate generally equal to 2-4% of the loan or the policy loan rate less the loan interest rate expense charge. This amount does not participate in Separate Account I’s investment performance.

4.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

MML Distributors, LLC (“MML Distributors”), a wholly-owned subsidiary of MassMutual, serves as principal underwriter for most of the policies pursuant to an underwriting and servicing agreement among MML Distributors, MassMutual and Separate Account I. MML Distributors is registered with the Securities and Exchange Commission (the “SEC”) as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). MML Distributors may enter into selling agreements with other broker-dealers who are registered with the SEC and are members of the NASD in order to sell the policies.

MML Investors Services, Inc. (“MMLISI”), a wholly-owned subsidiary of MassMutual, serves as the co-underwriter for most of the policies pursuant to underwriting and servicing agreements among MMLISI, MassMutual and Separate Account I. MMLISI is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. Registered representatives of MMLISI sell the policies as authorized variable product agents under applicable state insurance laws.

Pursuant to the underwriting and servicing agreements, commissions or other fees due to registered representatives for selling and servicing the policies are paid by MassMutual on behalf of MML Distributors or MMLISI. MML Distributors and MMLISI also receive compensation for their actions as underwriters of the policies.

B.	Receivable from/Payable to MassMutual

Certain fees such as mortality and expense fees are charges paid between the General Account and Separate Account I.

Notes To Financial Statements (Continued)

5.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2004 were as follows:

	American Century® VP Income & Growth Division	American Century® VP International Division	American Century® VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Fidelity® VIP Contrafund® (Initial) Division	Fidelity® VIP Contrafund® (Service) Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs Capital Growth Division	Goldman Sachs CORESM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs International Equity Division

Cost of purchases	$3,911,780	$22,517	$1,454,601	$2,842,278	$4,361,864	$4,394,984	$850,753	$25,051	$988,907	$1,128,227	$141,246	$346,846	$142,349
Proceeds from sales	(1,809,121)	(13,479)	(243,907)	(302,731)	(339,178)	(1,293,349)	(343,015)	(25,663)	(102,660)	(554,123)	(124,230)	(4,566)	(160,570)

	Goldman Sachs Mid Cap Value Division	INVESCO Financial Services Division	INVESCO Health Sciences Division	INVESCO Technology Division	Janus Aspen Balanced (Institutional) Division	Janus Aspen Balanced (Service) Division	Janus Aspen Capital Appreciation (Institutional) Division	Janus Aspen Capital Appreciation (Service) Division	Janus Aspen Worldwide Growth (Institutional) Division	Janus Aspen Worldwide Growth (Service) Division	MFS® Emerging Growth Division	MFS® Investors Trust Division
Cost of purchases	$852,241	$218,451	$531,904	$471,437	$209,376	$302,485	$1,364,011	$55,272	$1,018,289	$19,906	$302,950	$70,838
Proceeds from sales	(217,058)	(10,351)	(74,632)	(92,854)	(45,122)	(95,725)	(875,510)	(33,479)	(396,414)	(13,284)	(221,143)	(12,006)

	MFS® New Discovery Division	MFS® Research Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division
Cost of purchases	$601,367	$184,335	$3,881,159	$422,338	$131,794	$10,100,244	$11,322,737	$595,253	$1,316,424	$1,943,781	$16,778,083	$26,058,851
Proceeds from sales	(317,749)	(239,773)	(3,601,753)	(99,615)	(28,350)	(7,664,160)	(25,488,564)	(217,497)	(115,144)	(767,420)	(2,935,609)	(23,348,567)

	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Aggressive Growth Division	Oppenheimer Balanced Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division
Cost of purchases	$318,630	$2,219,275	$1,023,390	$539,246	$4,698,053	$717,628	$2,149,141	$9,344,279	$8,790,645	$6,521,703	$1,858,065	$3,419,133
Proceeds from sales	(57,203)	(1,433,339)	(286,987)	(31,766)	(3,422,915)	(289,477)	(911,253)	(10,521,381)	(3,530,636)	(5,583,275)	(587,124)	(2,149,623)

	Oppenheimer Main Street® Small Cap Division	Oppenheimer Money Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division	Scudder VIT Small Cap Index Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division
Cost of purchases	$1,498,115	$12,687,358	$2,727,952	$178,217	$183,587	$1,115,884	$709,190	$1,488,250	$147,651	$6,863,438	$258,673	$1,350,228
Proceeds from sales	(626,534)	(17,266,540)	(1,731,838)	(273,673)	(203,528)	(377,610)	(70,992)	(96,434)	(133,149)	(4,241,197)	(51,851)	(348,462)

Notes To Financial Statements (Continued)

6.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2004 were as follows:

December 31, 2004	American Century® VP Income & Growth Division	American Century® VP International Division	American Century® VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Fidelity® VIP Contrafund® (Initial) Division	Fidelity® VIP Contrafund® (Service) Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs Capital Growth Division	Goldman Sachs CORESM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs International Equity Division
Units purchased	4,442,464	17,555	825,633	1,197,008	2,135,014	4,859,538	545,782	37,958	395,138	1,404,367	112,185	4,193	73,866
Units withdrawn	(2,680,513)	(1,980)	(248,038)	(255,714)	(583,297)	(2,888,615)	(229,353)	(12,857)	(88,904)	(723,527)	(85,461)	(1,575)	(103,828)
Units transferred between divisions and transferred to/from GPA	318,066	4,726	362,469	1,166,246	1,563,220	834,693	247,855	-	320,677	38,069	(18,911)	295,949	2,868

Net increase (decrease)	2,080,017	20,301	940,064	2,107,540	3,114,937	2,805,616	564,284	25,101	626,911	718,909	7,813	298,567	(27,094)

December 31, 2004 (Continued)	Goldman Sachs Mid Cap Value Division	INVESCO Financial Services Division	INVESCO Health Sciences Division	INVESCO Technology Division	Janus Aspen Balanced (Institutional) Division	Janus Aspen Balanced (Service) Division	Janus Aspen Capital Appreciation (Institutional) Division	Janus Aspen Capital Appreciation (Service) Division	Janus Aspen Worldwide Growth (Institutional) Division	Janus Aspen Worldwide Growth (Service) Division	MFS® Emerging Growth Division	MFS® Investors Trust Division
Units purchased	60,110	151,544	273,311	1,043,287	215,276	186,972	2,611,347	6,097	2,280,762	6,260	354,534	51,627
Units withdrawn	(43,140)	(15,372)	(39,133)	(372,049)	(35,891)	(48,989)	(1,620,719)	(15)	(1,338,495)	(527)	(196,289)	(9,797)
Units transferred between divisions and transferred to/from GPA	236,390	29,546	145,640	64,530	-	47,304	(419,924)	12,760	(79,890)	365	(45,121)	7,839

Net increase (decrease)	253,360	165,718	379,818	735,768	179,385	185,287	570,704	18,842	862,377	6,098	113,124	49,669

December 31, 2004 (Continued)	MFS® New Discovery Division	MFS® Research Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division
Units purchased	347,211	176,934	3,514,398	579,668	75,253	10,032,575	10,778,203	1,132,037	317,196	1,704,891	3,230,582	18,585,567
Units withdrawn	(138,147)	(200,869)	(3,268,898)	(194,659)	(8,275)	(8,044,234)	(10,142,668)	(630,120)	(96,040)	(931,634)	(2,405,322)	(5,807,101)
Units transferred between divisions and transferred to/from GPA	26,877	(37,592)	(248,561)	42,113	18,402	(401,764)	(9,918,384)	31,985	827,868	388,468	3,996,978	(10,317,755)

Net increase (decrease)	235,941	(61,527)	(3,061)	427,122	85,380	1,586,576	(9,282,849)	533,902	1,049,024	1,161,725	4,822,238	2,460,711

December 31, 2004 (Continued)	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Aggressive Growth Division	Oppenheimer Balanced Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division
Units purchased	434,176	2,060,168	1,327,898	224,492	6,464,516	342,298	1,713,925	10,953,867	6,873,523	1,563,775	1,612,266	4,774,744
Units withdrawn	(182,851)	(1,359,543)	(639,999)	(61,525)	(4,521,648)	(177,728)	(1,002,320)	(8,394,010)	(4,218,996)	(1,222,545)	(779,075)	(3,182,402)
Units transferred between divisions and transferred to/from GPA	90,725	(145,575)	81,923	165,743	(70,434)	132,821	65,695	137,754	1,220,778	268,528	505,977	13,557

Net increase (decrease)	342,050	555,050	769,822	328,710	1,872,434	297,391	777,300	2,697,611	3,875,305	609,758	1,339,168	1,605,899

December 31, 2004 (Continued)	Oppenheimer Main Street® Small Cap Division	Oppenheimer Money Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division	Scudder VIT Small Cap Index Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division
Units purchased	196,359	12,659,908	1,758,776	290,741	261,826	889,931	435,549	692,594	61,518	5,795,629	342,954	1,128,204
Units withdrawn	(158,688)	(9,834,603)	(1,172,990)	(295,587)	(249,514)	(467,046)	(97,689)	(149,823)	(57,961)	(3,537,399)	(96,510)	(598,047)
Units transferred between divisions and transferred to/from GPA	495,202	(5,893,096)	66,149	(114,942)	(37,476)	208,505	188,356	500,342	1,452	236,142	16,344	466,866

Net increase (decrease)	532,873	(3,067,791)	651,935	(119,788)	(25,164)	631,390	526,216	1,043,113	5,009	2,494,372	262,788	997,023

Notes To Financial Statements (Continued)

6.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

December 31, 2003	American Century® VP Income & Growth Division	American Century® VP International Division	American Century® VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Fidelity® VIP Contrafund® (Initial) Division	Fidelity® VIP Contrafund® (Service) Division	Fidelity® VIP Growth Division	Franklin Small Cap Value Securities Division	Goldman Sachs Capital Growth Division	Goldman Sachs CORESM U.S. Equity Division	Goldman Sachs Growth and Income Division	Goldman Sachs International Equity Division

Units purchased	5,263,858	5,573	1,143,295	151,671	376,851	5,542,343	836,916	29,790	52,826	1,463,429	251,752	2,903	1,047,567
Units withdrawn	(2,635,357)	(7,136)	(685,835)	(34,464)	(54,100)	(3,018,971)	(939,727)	(29,002)	(9,328)	(634,807)	(124,002)	(1,368)	(111,770)
Units transferred between divisions and to/from GPA	859,297	137,896	201,843	493,692	790,713	652,957	15,010	143,640	157,494	470,414	(4,335)	(4,740)	336,092

Net increase (decrease)	3,487,798	136,333	659,303	610,899	1,113,464	3,176,329	(87,801)	144,428	200,992	1,299,036	123,415	(3,205)	1,271,889

December 31, 2003 (Continued)	Goldman Sachs Mid Cap Value Division	INVESCO Financial Services Division	INVESCO Health Sciences Division	INVESCO Technology Division	Janus Aspen Balanced (Institutional) Division	Janus Aspen Balanced (Service) Division	Janus Aspen Capital Appreciation (Institutional) Division	Janus Aspen Capital Appreciation (Service) Division	Janus Aspen Worldwide Growth (Institutional) Division	Janus Aspen Worldwide Growth (Service) Division	MFS® Emerging Growth Division	MFS® Investors Trust Division
Units purchased	58,242	10,712	29,885	645,456	238,554	77,348	4,158,711	1,328	2,978,613	8,903	481,908	4,741
Units withdrawn	(131,349)	(1,889)	(3,407)	(295,111)	(32,845)	(7,406)	(1,840,604)	(125)	(1,381,967)	(209)	(292,492)	(797)
Units transferred between divisions and to/from GPA	49,893	13,268	14,671	152,851	10,903	33,911	(226,555)	487	(114,953)	25,078	(18,000)	8,404

Net increase (decrease)	(23,214)	22,091	41,149	503,196	216,612	103,853	2,091,552	1,690	1,481,693	33,772	171,416	12,348

December 31, 2003 (Continued)	MFS® New Discovery Division	MFS® Research Division	MML Blend Division	MML Emerging Growth Division	MML Enhanced Index Core Equity Division	MML Equity Division	MML Equity Index Division	MML Growth Equity Division	MML Inflation- Protected Bond Division	MML Large Cap Value Division	MML Managed Bond Division	MML Money Market Division
Units purchased	194,411	142,201	4,035,038	451,522	1,118	12,634,384	20,671,641	1,201,572	108,724	1,678,459	6,037,228	24,307,529
Units withdrawn	(102,930)	(98,586)	(4,244,142)	(152,832)	(423)	(9,150,744)	(9,251,238)	(573,291)	(34,157)	(697,793)	(3,392,349)	(6,006,242)
Units transferred between divisions and to/from GPA	(39,599)	(58,399)	(38,416)	114,780	4,297	(431,432)	4,386,960	75,993	271,502	572,239	(3,331,104)	(23,494,746)

Net increase (decrease)	51,882	(14,784)	(247,520)	413,470	4,992	3,052,208	15,807,363	704,274	346,069	1,552,905	(686,225)	(5,193,459)

December 31, 2003 (Continued)	MML OTC 100 Division	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small Company Opportunities Division	Oppenheimer Aggressive Growth Division	Oppenheimer Bond Division	Oppenheimer Capital Appreciation Division	Oppenheimer Global Securities Division	Oppenheimer High Income Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street® Small Cap Division
Units purchased	364,222	2,670,165	1,279,548	25,780	7,880,094	1,921,381	11,796,817	7,824,064	1,832,646	1,222,455	5,284,253	161,100
Units withdrawn	(155,257)	(1,217,458)	(646,579)	(6,047)	(9,152,908)	(4,391,253)	(10,957,804)	(11,294,555)	(5,069,416)	(568,091)	(7,786,030)	(3,147,246)
Units transferred between divisions and to/from GPA	119,859	210,702	261,078	89,686	(444,369)	339,288	1,054,144	916,394	1,778,883	336,783	550,817	(16,957)

Net increase (decrease)	328,824	1,663,409	894,047	109,419	(1,717,183)	(2,130,584)	1,893,157	(2,554,097)	(1,457,887)	991,147	(1,950,960)	(3,003,103)

December 31, 2003 (Continued)	Oppenheimer Money Division	Oppenheimer Multiple Strategies Division	Oppenheimer Strategic Bond Division	Panorama Growth Division	Panorama Total Return Division	Scudder VIT Small Cap Index Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign Securities Division
Units purchased	4,092,836	349,606	1,525,687	411,639	232,414	1,361,489	88,294	86,867	37,837	6,633,906	172,947	1,137,809
Units withdrawn	(16,593,238)	(974,635)	(1,598,869)	(513,126)	(184,465)	(430,180)	(9,314)	(16,079)	(26,808)	(3,592,840)	(114,189)	(420,731)
Units transferred between divisions and to/from GPA	1,802,537	46,665	323,887	(12,558)	(393,755)	304,153	201,727	336,016	97,344	1,927,573	4,837	319,207

Net increase (decrease)	(10,697,865)	(578,364)	250,705	(114,045)	(345,806)	1,235,462	280,707	406,804	108,373	4,968,639	63,595	1,036,285

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years ended December 31, 2004 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
American Century® VP Income & Growth Division
2004	16,298,991	$0.96 - $1.20	$17,299,546	1.34%	0.25% - 1.00%	11.87% - 12.71%
2003	14,218,974	0.82 - 1.24	13,446,388	1.17	0.25 - 1.15	7.03 - 29.03
2002	10,731,176	0.64 - 0.83	7,926,303	0.27	0.25 - 0.75	(20.12) - (19.57)
2001	5,443,016	0.80 - 1.04	5,064,514	0.20	0.25 - 0.60	(9.10) - 9.04
2000	2,691,192	0.88 - 1.13	2,775,336	(0.05)	0.25 - 0.60	(11.17) - (10.15)

American Century® VP International Division
2004	165,085	0.68	112,535	0.51	0.60	14.24
2003	144,784	0.60	86,396	0.14	0.60	23.77
2002	8,451	0.48	4,074	0.13	0.60	(20.97)
2001	7,834	0.61	4,772	(0.62)	0.60	(29.77)

American Century® VP Value Division
2004	2,325,864	1.22 - 1.43	3,242,816	1.42	0.25 - 1.00	13.20 - 14.05
2003	1,385,800	1.08 - 1.44	1,696,343	0.71	0.25 - 1.15	7.89 - 28.57
2002	726,497	0.94 - 1.12	687,880	3.81	0.30 - 0.75	(13.37) - (12.92)
2001	303,619	1.08 - 1.29	331,969	(0.38)	0.30 - 0.60	12.07 - 12.52

American Funds® Asset Allocation Division
2004	2,718,439	1.13 - 1.26	3,395,321	2.98	0.25 - 1.00	7.26 - 8.07
2003	610,899	1.05 - 1.17	709,272	3.23	0.55 - 1.15	5.39 - 16.84

American Funds® Growth-Income Division
2004	4,228,401	1.16 - 1.39	5,780,509	1.23	0.25 - 1.00	9.28 - 10.10
2003	1,113,464	1.06 - 1.26	1,374,834	1.65	0.25 - 1.15	6.36 - 26.27

Fidelity® VIP Contrafund® (Initial) Division
2004	18,290,136	1.09 - 1.20	23,153,203	0.31	0.25 - 1.00	14.33 - 15.19
2003	15,484,520	0.94 - 1.30	17,122,058	0.41	0.25 - 1.15	4.89 - 28.14
2002	12,308,191	0.74 - 1.02	10,675,799	0.17	0.25 - 0.75	(10.02) - (9.57)
2001	8,595,451	0.81 - 1.12	8,352,494	1.69	0.25 - 0.55	(12.94) - (12.50)
2000	4,777,333	0.93 - 1.28	5,398,405	6.19	0.25 - 0.55	(7.17) - (6.85)

Fidelity® VIP Contrafund® (Service) Division
2004	2,846,876	1.20 - 1.24	3,437,237	0.22	0.60 - 0.75	14.48 - 14.65
2003	2,282,592	1.05 - 1.08	2,406,184	0.35	0.60 - 0.75	27.39 - 27.59
2002	2,370,393	0.82 - 0.85	1,967,189	(0.01)	0.60 - 0.75	(10.17) - (10.02)
2001	2,152,721	0.91 - 0.94	1,985,966	2.18	0.60 - 0.75	(13.11) - (12.96)
2000	1,507,935	1.05 - 1.08	1,036,764	3.63	0.60 - 0.75	(7.41) - (6.71)

Fidelity® VIP Growth Division
2004	225,961	0.62	139,240	0.16	0.60	2.65
2003	200,860	0.60	120,582	0.10	0.60	31.99
2002	56,432	0.45	25,667	(0.48)	0.60	(31.82)
2001	33,285	0.66	21,819	(0.03)	0.60	(18.34)

Franklin Small Cap Value Securities Division
2004	827,903	1.32 - 1.64	1,334,961	0.16	0.25 - 1.00	22.52 - 23.44
2003	200,992	1.07 - 1.33	264,105	0.02	0.25 - 1.15	7.50 - 33.15

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

Goldman Sachs Capital Growth Division
2004	4,822,200	$0.79 - $1.13	$4,178,485	0.76%	0.25% - 1.00%	8.00% - 8.82%
2003	4,103,291	0.72 - 1.17	3,295,278	0.31	0.25 - 1.15	4.93 - 23.43
2002	2,804,255	0.58 - 0.81	1,822,310	(0.34)	0.25 - 0.75	(25.05) - (24.63)
2001	1,410,856	0.77 - 1.07	1,210,989	0.05	0.25 - 0.60	(15.10) - (8.75)
2000	717,561	0.91 - 1.25	748,987	11.79	0.25 - 0.60	(8.96) - (7.95)

Goldman Sachs COREsm U.S. Equity Division
2004	699,245	1.04 - 1.19	775,478	1.18	0.30 - 0.60	14.25 - 14.60
2003	691,432	0.91 - 1.04	666,907	0.81	0.30 - 0.60	28.70 - 29.09
2002	568,017	0.71 - 0.81	424,171	0.15	0.30 - 0.60	(22.49) - (22.19)
2001	539,054	0.91 - 1.04	524,373	(0.03)	0.30 - 0.60	(12.54) - (12.24)
2000	568,433	1.04 - 1.18	624,419	1.24	0.30 - 0.60	(9.59)

Goldman Sachs Growth and Income Division
2004	336,590	1.14 - 1.20	400,922	4.90	0.30 - 0.60	18.09 - 18.44
2003	38,023	0.97 - 1.01	37,031	1.27	0.30 - 0.60	23.62 - 23.99
2002	41,228	0.78 - 0.81	32,452	1.86	0.30 - 0.60	(11.94) - (11.64)
2001	45,688	0.89 - 0.92	41,872	(0.09)	0.30 - 0.60	(9.94) - (9.64)
2000	5,336	0.98	5,244	0.21	0.60	(4.68)

Goldman Sachs International Equity Division
2004	2,766,224	1.06	2,943,923	1.18	0.60	12.80
2003	2,793,318	0.94	2,635,312	4.34	0.60	34.68
2002	1,521,429	0.70	1,065,762	0.57	0.60	(18.94)
2001	664,673	0.86	573,580	1.13	0.60	(22.86)
2000	111,978	1.12	125,054	7.45	0.60	(13.15)

Goldman Sachs Mid Cap Value Division
2004	619,822	2.22 - 2.29	1,400,249	13.72	0.30 - 0.60	25.13 - 25.51
2003	366,462	1.78 - 1.82	660,678	1.88	0.30 - 0.60	27.62 - 28.01
2002	389,676	1.39 - 1.42	549,613	1.69	0.30 - 0.60	(5.29) - (4.99)
2001	202,234	1.47 - 1.50	300,104	3.86	0.30 - 0.60	11.38 - 11.71
2000	263,012	1.32 - 1.34	347,466	5.91	0.30 - 0.60	30.97

INVESCO Financial Services Division
2004	187,809	1.13 - 1.33	247,855	2.14	0.25 - 1.00	7.59 - 8.40
2003	22,091	1.05 - 1.23	26,592	0.57	0.25 - 1.15	4.76 - 23.15

INVESCO Health Sciences Division
2004	420,967	1.17 - 1.28	534,188	-	0.25 - 1.00	6.50 - 7.30
2003	41,149	1.10 - 1.19	48,653	-	0.55 - 1.15	10.00 - 19.33

INVESCO Technology Division
2004	1,955,588	0.64 - 1.04	1,108,275	-	0.25 - 1.00	3.59 - 4.37
2003	1,219,820	0.54 - 1.33	667,827	-	0.25 - 1.15	(38.50) - 44.93
2002	716,624	0.37 - 0.42	269,428	(0.50)	0.55 - 0.75	(47.24) - (47.14)
2001	182,378	0.71 - 0.80	129,432	(0.50)	0.00 - 0.50	(46.23) - (46.12)

Janus Aspen Balanced (Institutional) Division
2004	652,633	1.02	663,797	2.44	0.60	7.88
2003	473,248	0.94	446,194	2.37	0.60	13.37
2002	256,636	0.83	213,434	2.01	0.60	(7.04)
2001	131,729	0.89	117,806	2.10	0.60	(5.26)
2000	76,893	0.94	72,567	0.70	0.60	(2.27)

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

Janus Aspen Balanced (Service) Division
2004	289,140	$1.11 - $1.19	$340,624	3.28%	0.25% - 1.00%	7.22% - 8.02%
2003	103,853	1.04 - 1.10	112,184	1.55	0.55 - 1.15	3.65 - 10.12

Janus Aspen Capital Appreciation (Institutional) Division
2004	9,421,047	0.74 - 0.98	8,322,573	0.27	0.25 - 0.75	17.35 - 17.93
2003	8,850,343	0.61 - 0.84	6,575,759	0.52	0.25 - 0.75	19.64 - 20.23
2002	6,758,791	0.51 - 0.70	4,113,419	0.03	0.25 - 0.75	(16.27) - (15.97)
2001	3,550,910	0.61 - 0.84	2,474,675	1.01	0.25 - 0.60	(22.27) - (21.87)
2000	691,044	0.79	546,483	0.95	0.25 - 0.60	(20.82) - (18.18)

Janus Aspen Capital Appreciation (Service) Division
2004	20,532	1.25 - 1.38	26,784	0.05	0.50 - 1.00	16.79 - 17.38
2003	1,690	1.07 - 1.17	1,854	0.17	0.65 - 1.15	7.04 - 17.31

Janus Aspen Worldwide Growth (Institutional) Division
2004	8,002,873	0.60 - 0.80	5,650,473	1.06	0.25 - 0.75	4.00 - 4.52
2003	7,140,496	0.56 - 0.77	4,821,333	1.16	0.25 - 0.75	23.07 - 23.68
2002	5,658,803	0.45 - 0.62	3,043,076	0.51	0.25 - 0.75	(26.10) - (25.80)
2001	3,190,485	0.61 - 0.84	2,168,057	0.09	0.25 - 0.60	(23.04) - (22.63)
2000	1,099,327	0.79 - 0.81	883,170	2.45	0.25 - 0.60	(19.52) - (15.67)

Janus Aspen Worldwide Growth (Service) Division
2004	39,870	1.10 - 1.30	48,449	0.96	0.50 - 1.00	3.49 - 4.01
2003	33,772	1.06 - 1.25	40,164	0.35	0.65 - 1.15	6.13 - 24.82

MFS® Emerging Growth Division
2004	1,877,080	0.83 - 0.98	1,632,471	-	0.30 - 0.75	12.12 - 12.62
2003	1,763,956	0.74 - 0.87	1,369,714	-	0.30 - 0.75	29.25 - 29.84
2002	1,592,540	0.57 - 0.67	947,815	(0.60)	0.30 - 0.75	(34.51) - (34.06)
2001	1,486,948	0.87 - 1.02	1,366,102	6.55	0.30 - 0.75	(34.24) - (33.79)
2000	1,214,022	1.32 - 1.53	1,688,414	4.80	0.30 - 0.75	(20.20) - (19.61)

MFS® Investors Trust Division
2004	62,017	1.17 - 1.31	80,199	0.53	0.25 - 1.00	10.25 - 11.08
2003	12,348	1.06 - 1.18	14,488	-	0.65 - 1.15	6.02 - 17.95

MFS® New Discovery Division
2004	1,181,292	1.05 - 1.37	1,711,864	-	0.25 - 1.00	5.46 - 6.25
2003	945,351	0.99 - 1.60	1,315,522	-	0.25 - 1.15	(0.64) - 33.32
2002	893,469	1.01 - 1.20	947,590	(0.62)	0.30 - 0.75	(32.38) - (31.93)
2001	889,751	1.49 - 1.76	1,404,880	2.61	0.30 - 0.75	(5.78) - (5.33)
2000	511,891	1.58 - 1.85	855,342	0.80	0.30 - 0.75	(2.72) - (1.99)

MFS® Research Division
2004	1,610,689	0.93 - 1.06	1,631,879	1.07	0.30 - 0.75	14.98 - 15.50
2003	1,672,216	0.81 - 0.92	1,467,152	0.66	0.30 - 0.75	23.77 - 24.33
2002	1,687,000	0.65 - 0.74	1,191,844	(0.18)	0.30 - 0.75	(25.29) - (24.84)
2001	695,009	0.87 - 0.98	609,391	11.23	0.30 - 0.75	(22.00) - (21.55)
2000	246,912	1.11 - 1.25	278,762	3.80	0.30 - 0.75	(5.56) - (4.85)

MML Blend Division
2004	17,779,888	1.06 - 1.12	28,864,924	2.70	0.25 - 1.00	7.60 - 8.41
2003	17,782,949	0.97 - 3.40	27,011,793	2.63	0.25 - 1.15	4.34 - 18.41
2002	18,030,469	0.82 - 2.88	23,192,092	2.43	0.25 - 0.75	(12.19) - (11.75)
2001	17,523,655	0.93 - 3.26	27,201,644	18.92	0.25 - 0.60	(6.46) - (5.99)
2000	14,366,651	0.99 - 3.48	26,287,577	17.96	0.25 - 0.60	(0.53) - 0.02

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MML Emerging Growth Division
2004	1,262,834	$0.88 - $1.12	$1,078,912	-%	0.25% - 1.00%	13.52% - 14.38%
2003	835,712	0.49 - 1.40	630,875	-	0.25 - 1.15	(1.10) - 45.55
2002	422,242	0.34 - 0.53	212,711	(0.69)	0.24 - 0.75	(43.04) - (42.74)
2001	154,175	0.59 - 0.94	112,431	(0.49)	0.25 - 0.60	(16.95) - (16.54)
2000	51,472	0.71	36,379	(0.09)	0.60	(29.32)

MML Enhanced Index Core Equity Division
2004	90,372	1.16 - 1.34	115,465	2.20	0.25 - 1.00	9.79 - 10.61
2003	4,992	0.77 - 1.21	6,032	3.05	0.65 - 1.15	(23.30) - 21.49

MML Equity Division
2004	51,769,338	1.05 - 1.22	94,499,780	2.12	0.25 - 1.00	14.69 - 15.56
2003	50,182,762	0.78 - 3.80	80,954,021	1.83	0.25 - 1.15	6.43 - 27.17
2002	47,130,554	0.61 - 2.99	63,191,764	2.46	0.25 - 0.75	(20.30) - (16.33)
2001	41,460,228	0.77 - 3.73	74,355,450	28.64	0.25 - 0.75	(15.47) - (14.93)
2000	34,137,297	0.91 - 4.40	79,359,169	8.98	0.25 - 0.75	2.09 - 4.78

MML Equity Index Division
2004	93,376,410	0.87 - 1.16	122,804,884	1.75	0.25 - 1.00	9.50 - 10.32
2003	102,659,259	0.77 - 1.82	126,991,372	1.58	0.25 - 1.15	6.23 - 27.99
2002	86,851,896	0.60 - 1.42	88,054,517	0.98	0.25 - 0.75	(23.05) - (22.48)
2001	32,949,594	0.78 - 1.48	32,653,466	0.64	0.25 - 0.75	(12.91) - (12.40)
2000	20,143,779	0.89 - 1.69	23,585,045	0.49	0.25 - 0.75	(11.27) - (9.43)

MML Growth Equity Division
2004	3,049,364	0.62 - 1.07	2,223,682	0.51	0.25 - 1.00	3.84 - 4.62
2003	2,515,462	0.54 - 1.16	1,748,960	0.02	0.25 - 1.15	3.23 - 22.59
2002	1,811,188	0.44 - 0.61	1,010,111	(0.68)	0.25 - 0.75	(28.55) - (28.20)
2001	748,944	0.62 - 0.86	571,186	(0.46)	0.25 - 0.75	(25.95) - (25.38)
2000	103,232	0.89	92,122	50.94	0.25 - 0.55	(10.77) - (10.60)

MML Inflation-Protected Bond Division
2004	1,422,409	1.07 - 1.16	1,627,663	5.14	0.25 - 1.00	5.19 - 5.98
2003	373,385	0.79 - 1.09	404,629	2.75	0.25 - 1.15	(20.84) - 6.57
2002	27,316	1.02	27,870	1.13	0.24 - 0.55	2.91 - 2.98

MML Large Cap Value Division
2004	4,754,624	1.15 - 1.18	5,225,937	0.83	0.25 - 1.00	10.73 - 11.57
2003	3,592,899	0.91 - 1.25	3,550,129	0.92	0.25 - 1.15	6.62 - 29.26
2002	2,039,994	0.71 - 0.80	1,572,743	0.32	0.25 - 0.75	(16.86) - (16.44)
2001	616,131	0.85 - 0.95	564,539	0.28	0.25 - 0.60	(11.82) - (11.38)
2000	96,353	0.96	92,430	0.27	0.60	(4.07)

MML Managed Bond Division
2004	27,506,791	1.05 - 1.39	48,735,262	5.02	0.25 - 1.00	3.43 - 4.21
2003	22,684,553	1.02 - 3.12	34,911,266	5.14	0.25 - 1.15	1.96 - 5.33
2002	23,370,778	1.12 - 2.97	37,247,077	6.14	0.25 - 0.75	7.60 - 8.13
2001	15,504,303	1.04 - 2.75	24,737,482	5.56	0.25 - 0.75	7.08 - 7.62
2000	19,907,671	1.08 - 2.56	31,898,291	5.33	0.25 - 0.75	8.85 - 11.19

MML Money Market Division
2004	21,109,347	1.00 - 1.10	23,575,100	0.80	0.25 - 1.00	(0.21) - 0.54
2003	18,648,636	1.00 - 1.93	20,673,190	0.62	0.25 - 1.15	(0.07) - 0.37
2002	23,842,095	1.02 - 1.93	28,873,441	0.75	0.25 - 0.75	0.00 - 1.04
2001	17,399,226	1.02 - 1.91	21,541,806	3.10	0.25 - 0.55	2.89 - 3.41
2000	15,632,531	1.04 - 1.85	21,076,644	5.47	0.25 - 0.55	3.98 - 6.03

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

MML OTC 100 Division
2004	1,130,679	$0.87 - $1.13	$930,681	0.75%	0.25% - 1.00%	9.27% - 10.09%
2003	788,629	0.74 - 1.32	592,489	-	0.25 - 1.15	(20.71) - 48.26
2002	459,805	0.50 - 0.53	232,801	(0.30)	0.25 - 0.75	(38.15) - (37.98)
2001	3,330,783	0.38 - 0.86	1,327,242	(0.30)	0.30 - 0.55	(33.61) - (33.41)
2000	-		-

MML Small Cap Equity Division
2004	7,235,130	1.18 - 1.48	10,325,472	2.28	0.25 - 1.00	15.20 - 16.06
2003	6,680,080	1.02 - 1.48	8,274,682	0.22	0.25 - 1.15	2.01 - 30.97
2002	5,016,671	0.88 - 1.13	4,818,877	(0.32)	0.25 - 0.75	(12.59) - (12.06)
2001	2,579,036	1.00 - 1.29	2,931,759	0.20	0.25 - 0.75	2.58 - 3.10
2000	907,352	0.97 - 1.26	1,053,178	0.84	0.25 - 0.75	7.15 - 13.63

MML Small Cap Growth Equity Division
2004	3,831,352	0.92 - 1.15	4,096,525	-	0.25 - 1.00	12.13 - 12.97
2003	3,061,530	0.75 - 1.36	2,890,805	-	0.25 - 1.15	2.82 - 48.18
2002	2,167,483	0.50 - 0.68	1,364,742	(0.67)	0.25 - 0.75	(27.54) - (26.35)
2001	840,929	0.69 - 0.93	701,508	(0.05)	0.25 - 0.60	(13.36) - (12.93)
2000	85,323	0.86	73,017	25.26	0.25 - 0.55	(14.43) - (14.26)

MML Small Company Opportunities Division
2004	438,129	1.24 - 1.63	698,905	11.73	0.25 - 1.00	17.63 - 18.51
2003	109,419	1.06 - 1.37	146,955	10.02	0.55 - 1.15	5.64 - 37.18

Oppenheimer Aggressive Growth Division
2004	27,147,269	0.58 - 1.18	37,035,548	-	0.25 - 1.00	18.59 - 19.48
2003	25,274,835	0.48 - 1.83	29,720,811	-	0.25 - 1.15	(0.52) - 25.28
2002	26,992,018	0.39 - 1.47	27,764,548	0.22	0.25 - 0.75	(28.54) - (27.97)
2001	26,266,478	0.54 - 2.04	41,358,680	15.11	0.25 - 0.75	(32.02) - (31.44)
2000	18,715,259	0.78 - 2.98	45,812,365	3.09	0.25 - 0.75	(21.89) - (11.24)

Oppenheimer Balanced Division
2004	1,747,554	1.50 - 2.25	2,683,222	0.94	0.30 - 0.75	9.28 - 9.77
2003	1,450,163	1.30 - 2.05	2,022,633	2.60	0.30 - 0.75	24.02 - 24.58
2002	2,028,527	1.04 - 1.64	2,698,777	4.27	0.30 - 0.75	(11.15) - (10.70)
2001	2,169,987	1.17 - 1.84	3,300,864	6.60	0.30 - 0.75	1.47 - 1.92
2000	1,206,703	1.15 - 1.81	1,816,826	10.19	0.30 - 0.75	5.65 - 6.44

Oppenheimer Bond Division
2004	6,791,936	1.07 - 1.39	8,865,167	4.33	0.25 - 1.00	4.44 - 5.23
2003	6,014,636	1.02 - 1.65	7,531,796	4.94	0.25 - 1.15	2.37 - 6.51
2002	8,145,220	1.11 - 1.55	10,904,980	6.76	0.25 - 0.75	8.21 - 8.75
2001	5,677,908	1.03 - 1.43	7,417,769	5.41	0.25 - 0.75	6.98 - 7.52
2000	2,919,019	1.04 - 1.33	3,578,433	6.91	0.25 - 0.75	5.31 - 6.10

Oppenheimer Capital Appreciation Division
2004	39,081,354	0.80 - 1.12	50,567,724	0.31	0.25 - 1.00	5.87 - 6.67
2003	36,383,743	0.75 - 2.57	48,581,710	0.36	0.25 - 1.15	5.52 - 30.62
2002	34,490,586	0.58 - 1.97	41,041,331	0.11	0.25 - 0.75	(27.61) - (27.04)
2001	26,289,539	0.79 - 2.70	49,259,411	9.25	0.25 - 0.75	(13.33) - (12.80)
2000	17,898,542	0.91 - 3.09	44,415,226	5.77	0.25 - 0.75	(9.45) - (0.23)

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

Oppenheimer Global Securities Division
2004	28,410,871	$1.11 - $1.28	$52,392,622	1.20%	0.25% - 1.00%	17.98% - 18.87%
2003	24,535,566	0.92 - 2.63	39,412,655	0.72	0.25 - 1.15	8.33 - 42.66
2002	27,089,663	0.64 - 1.85	36,550,942	0.09	0.25 - 0.75	(22.88) - (22.33)
2001	21,866,147	0.83 - 2.38	41,915,667	13.09	0.25 - 0.75	(12.79) - (12.26)
2000	15,938,535	0.95 - 2.71	37,005,315	12.66	0.25 - 0.75	(5.45) - 5.09

Oppenheimer High Income Division
2004	7,975,065	1.11 - 1.30	10,973,027	5.15	0.25 - 1.00	7.88 - 8.70
2003	7,365,307	1.03 - 1.80	9,570,904	5.57	0.25 - 1.15	3.09 - 23.65
2002	8,823,194	0.94 - 1.46	10,924,408	9.48	0.25 - 0.75	(3.15) - (2.64)
2001	5,019,571	0.97 - 1.50	6,312,246	10.06	0.25 - 0.75	1.21 - 1.71
2000	3,485,465	0.96 - 1.47	4,526,973	10.73	0.30 - 0.75	(4.46) - (2.57)

Oppenheimer International Growth Division
2004	4,567,593	1.06 - 1.24	5,192,020	1.32	0.25 - 1.00	16.68 - 17.56
2003	3,228,425	0.84 - 1.53	3,214,648	1.24	0.25 - 1.15	(10.14) - 52.91
2002	2,237,278	0.56 - 0.81	1,569,562	(0.03)	0.25 - 0.75	(29.26) - (28.81)
2001	1,367,419	0.79 - 1.14	1,482,280	16.56	0.30 - 0.75	(25.06) - (24.61)
2000	898,008	1.35 - 1.52	1,345,294	14.61	0.30 - 0.75	(10.10) - (9.43)

Oppenheimer Main Street Division
2004	14,935,472	0.91 - 1.14	15,778,180	0.81	0.25 - 1.00	8.37 - 9.19
2003	13,329,573	0.82 - 2.30	13,301,053	0.89	0.25 - 1.15	5.64 - 26.40
2002	15,280,533	0.65 - 1.82	16,175,461	0.35	0.25 - 0.75	(19.55) - (19.00)
2001	10,021,742	0.81 - 2.25	13,640,099	0.06	0.25 - 0.75	(10.91) - (5.12)
2000	5,066,089	0.90 - 2.52	8,527,497	4.71	0.25 - 0.75	(9.78) - (8.78)

Oppenheimer Main Street® Small Cap Division
2004	1,635,315	1.83 - 1.85	3,003,142	-	0.30 - 0.75	18.53 - 19.06
2003	1,102,442	1.53 - 1.55	1,701,236	-	0.30 - 0.75	43.28 - 43.93
2002	4,105,545	1.07 - 1.08	4,429,243	(0.39)	0.30 - 0.75	(16.50) - (16.05)
2001	1,850,511	1.28 - 1.29	2,378,185	(0.43)	0.30 - 0.75	(1.11) - (0.66)
2000	1,095,864	1.29 - 1.30	1,419,382	3.38	0.30 - 0.75	(18.95) - (18.34)

Oppenheimer Money Division
2004	21,261,523	1.21 - 1.39	24,941,893	0.97	0.30 - 0.75	0.23 - 0.68
2003	24,329,314	1.14 - 1.38	29,446,943	0.80	0.30 - 0.75	0.04 - 0.49
2002	35,027,179	1.13 - 1.37	44,477,532	0.97	0.30 - 0.75	0.00 - 72.00
2001	26,451,394	1.12 - 1.36	32,601,887	3.01	0.30 - 0.75	3.10 - 3.55
2000	13,093,343	1.09 - 1.31	15,045,974	5.50	0.30 - 0.75	5.36 - 6.26

Oppenheimer Strategic Bond Division
2004	5,791,920	1.11 - 1.46	8,791,997	4.72	0.25 - 1.00	7.59 - 8.40
2003	5,139,985	1.03 - 1.83	7,480,486	5.60	0.25 - 1.15	3.13 - 17.78
2002	4,889,280	1.10 - 1.56	6,407,010	8.10	0.25 - 0.75	6.64 - 7.18
2001	5,728,746	1.03 - 1.45	7,678,691	5.53	0.25 - 0.75	4.06 - 4.58
2000	4,724,568	1.02 - 1.39	6,204,822	7.02	0.25 - 0.75	1.87 - 2.63

Panorama Growth Division
2004	1,394,609	0.83 - 0.85	1,188,894	1.02	0.60 - 0.75	8.38 - 8.54
2003	1,514,397	0.76 - 0.79	1,190,482	1.12	0.60 - 0.75	25.86 - 26.05
2002	1,628,442	0.61 - 0.63	1,014,436	0.21	0.60 - 0.75	(19.72) - (19.57)
2001	1,547,416	0.75 - 0.78	1,199,006	0.44	0.60 - 0.75	(11.36) - (11.21)
2000	1,323,577	0.85 - 0.88	1,157,976	21.87	0.60 - 0.75	(13.31) - (12.66)

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)

Panorama Total Return Division
2004	1,075,988	$0.99 - $1.06	$1,144,611	1.99%	0.60% - 0.75%	8.65% - 8.81%
2003	1,101,152	0.91 - 0.98	1,078,249	3.34	0.60 - 0.75	20.19 - 20.37
2002	1,446,958	0.76 - 0.81	1,159,819	2.60	0.60 - 0.75	(15.20) - (15.05)
2001	1,387,287	0.89 - 0.96	1,311,147	3.41	0.60 - 0.75	(7.69) - (7.54)
2000	1,412,651	0.96 - 1.04	1,448,098	12.34	0.60 - 0.75	(3.23) - (2.51)

Scudder VIT Small Cap Index Division
2004	3,249,324	1.22 - 1.29	4,323,531	0.41	0.25 - 1.00	16.59 - 17.46
2003	2,617,934	1.04 - 1.40	2,976,472	0.76	0.25 - 1.15	4.47 - 46.06
2002	1,382,472	0.75 - 0.79	1,076,016	0.59	0.25 - 0.75	(21.18) - (20.78)
2001	387,219	0.95 - 1.00	376,515	10.63	0.25 - 0.55	1.31 - 1.81
2000	64,680	0.93	60,358	0.92	0.25 - 0.55	(6.71) - (6.53)

T. Rowe Price Blue Chip Growth Division
2004	806,923	1.14 - 1.31	1,039,044	0.85	0.25 - 1.00	7.60 - 8.41
2003	280,707	1.06 - 1.21	335,792	0.31	0.55 - 1.15	6.17 - 20.61

T. Rowe Price Equity Income Division
2004	1,449,917	1.22 - 1.41	2,014,809	5.12	0.25 - 1.00	13.78 - 14.63
2003	406,804	1.08 - 1.23	496,163	1.57	0.25 - 1.15	7.63 - 22.71

T. Rowe Price Limited-Term Bond Division
2004	236,250	1.28	302,805	3.28	0.60	0.50
2003	231,241	1.28	294,914	3.97	0.60	3.66
2002	122,868	1.23	151,171	4.33	0.60	4.82
2001	184,151	1.17	216,197	4.81	0.60	7.87
2000	67,773	1.09	73,780	4.03	0.60	9.25

T. Rowe Price Mid-Cap Growth Division
2004	23,243,032	1.22 - 1.27	33,394,627	-	0.25 - 1.00	17.17 - 18.05
2003	20,748,660	1.01 - 1.55	25,715,635	-	0.25 - 1.15	3.93 - 38.21
2002	15,780,021	0.73 - 1.12	14,304,655	(0.56)	0.25 - 0.75	(22.00) - (21.45)
2001	11,137,534	0.94 - 1.43	13,488,959	(0.50)	0.25 - 0.75	(1.67) - (1.17)
2000	5,339,001	0.95 - 1.45	6,580,425	1.78	0.25 - 0.75	(5.06) - 7.41

T. Rowe Price New America Growth Division
2004	1,034,953	0.87 - 1.04	920,851	0.06	0.30 - 0.75	10.06 - 10.55
2003	772,165	0.79 - 0.94	627,164	-	0.30 - 0.75	34.10 - 34.70
2002	708,570	0.59 - 0.70	430,066	(0.68)	0.30 - 0.75	(29.06) - (28.61)
2001	616,681	0.83 - 0.98	527,626	1.03	0.30 - 0.75	(12.72) - (12.27)
2000	548,426	0.95 - 1.12	534,287	14.67	0.30 - 0.75	(11.29) - (10.62)

Templeton Foreign Securities Division
2004	3,916,257	1.09 - 1.25	4,303,349	1.03	0.25 - 1.00	17.35 - 18.23
2003	2,919,234	0.91 - 1.32	2,719,055	1.69	0.25 - 1.15	6.75 - 32.05
2002	1,882,949	0.69 - 0.74	1,329,541	0.91	0.25 - 0.75	(19.17) - (18.76)
2001	1,021,957	0.86 - 0.88	887,171	21.93	0.25 - 0.55	(16.62) - 16.21)
2000	385,829	1.03	396,108	(0.30)	0.25 - 0.55	2.66 - 2.87

[1]	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the Division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. Beginning in the year 2003 and forward, these ratios exclude expenses, such as mortality and expense charges, that are assessed against policyowner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund in which the Division invests.
[2]	The expense ratios represent the annualized policy expenses of Separate Account I, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund have been excluded.
[3]	The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the related minimum and maximum expense ratio amounts, some individual policy total returns are not within the ranges presented.

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

B.	Separate Account I assesses charges associated with the policy. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all policies contained within Separate Account I.

Administrative Charge	$0 - $12 per month per policy
These charges are assessed through a redemption of units.

Face Amount Charge	$0.00 - $0.41 per month per $1,000 face amount of policy; or charge is based on the initial selected face amount of the Policy, the issue age of the insured, and the Policy year in which the deduction is made.
These charges are assessed through a redemption of units.

Insurance Charge/Cost of Insurance Protection Charge/Mortality Charge	$0.00 - $83.34 per $1,000 of insurance risk; or MassMutual may charge up to the maximum rate in the Table of Maximum Monthly Mortality Charges in a Policy. MassMutual may charge less than the maximum. If policies are issued in a Group Case, any changes in these charges will apply to all policies in the same case.
These charges are assessed through a redemption of units.

Asset Charge/Mortality and Expense Risk Charge	Annual Rate: 0.25% - 1.00% of the policy’s average daily net assets held in the Separate Account.
This charge is assessed through a reduction in unit values.

Loan Interest Rate Expense Charge	0.00% - 3.00% of the loan amount
These charges are assessed through a redemption of units.

Rider Charges:
These charges are assessed through a redemption of units.
A. Additional Insurance	$0.01 to $83.33 per $1,000 of insurance risk $0.00 to $0.41 per $1,000 of face amount

B. Disability Benefit	$0.01 to $0.26 per $1 of monthly deductions $0.00 to $0.04 per $1 of specified benefit amount $0.11 to $0.32 per $100 of specified benefit amount

C. Guaranteed Insurability	$0.03 to $0.11 per $1,000 of option amount

D. Other Insured	$0.00 to $83.33 per $1,000 of insurance risk

E. Waiver of Monthly Charges	$0.01 to $0.26 per $1 of monthly deductions $0.00 to $0.04 per $1 of specified benefit amount

Notes To Financial Statements (Continued)

7.	FINANCIAL HIGHLIGHTS (Continued)

F. Waiver of Specified Premium	$0.01 to $0.26 per $1 of monthly deduction $0.00 to $0.04 per $1 of specified benefit amount

G. Accidental Death Benefit	$0.06591- $0.12929 per $1,000 of coverage

H. Death Benefit Guarantee	$0.01 per $1,000 of face amount

I. Insurability Protection	$0.043 - $0.179 per $1,000 of coverage

J. Estate Protection	$0.00 to $23.03 per $1,000 of insurance risk

K. Survivorship Term	$0.00 to $83.33 per $1,000 of insurance risk $0.00 to $0.07 per $1,000 of face amount

Independent Auditors’ Report

The Board of Directors and Policyholders of

Massachusetts Mutual Life Insurance Company:

We have audited the accompanying statutory statement of financial position of Massachusetts Mutual Life Insurance Company (the “Company”) as of December 31, 2004, and the related statutory statements of income, changes in policyholders’ contingency reserves, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The accompanying financial statements of Massachusetts Mutual Life Insurance Company as of December 31, 2003, and for the years ended December 31, 2003 and 2002 were audited by other auditors whose report thereon dated March 5, 2004 (except with respect to the matter discussed in Note 17, as to which the date is March 14, 2005), expressed an unqualified opinion on those statements and included explanatory language that described the use of statutory accounting practices, which practices differ from accounting principles generally accepted in the United States of America, and the adoption, effective January 1, 2003, of Statement of Statutory Accounting Principles No. 86, “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions.”

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory accounting practices and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2004, or the results of its operations or its cash flows for the year then ended.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2004, and the results of its operations and its cash flows for the year then ended, on the basis of accounting described in Note 2.

/s/ KPMG LLP

March 14, 2005

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2004	2003
	(In Millions)
Assets:

Bonds	$38,493	$32,567
Common stocks	969	776
Mortgage loans	8,805	7,643
Policy loans	6,912	6,564
Real estate	1,485	1,867
Other investments	5,392	4,939
Cash, cash equivalents and short-term investments	2,296	6,535

Total invested assets	64,352	60,891

Accrued investment income	747	775
Other assets	1,113	1,135

Total assets excluding separate accounts	66,212	62,801

Separate account assets	29,375	22,943

Total assets	$95,587	$85,744

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION, Continued

	December 31,
	2004	2003
	(In Millions)
Liabilities:

Policyholders’ reserves	$50,744	$47,190
Deposit fund balances	5,047	4,791
Policyholders’ dividends	1,016	1,121
Policyholders’ claims and other benefits	242	228
Federal income taxes	339	104
Asset valuation reserves	1,140	888
Other liabilities	2,009	2,228

Total liabilities excluding separate accounts	60,537	56,550

Separate account liabilities	28,759	22,912

Total liabilities	89,296	79,462

Policyholders’ contingency reserves	6,291	6,282

Total liabilities and policyholders’ contingency reserves	$95,587	$85,744

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Revenue:

Premium income	$12,500	$12,152	$10,301
Net investment income	3,838	3,870	3,755
Fees and other income	311	257	252

Total revenue	16,649	16,279	14,308

Benefits and expenses:

Policyholders’ benefits and payments	7,795	7,110	6,579
Addition to policyholders’ reserves and funds	5,827	6,105	4,735
Operating expenses	1,112	863	715
Commissions	520	548	432
State taxes, licenses and fees	107	113	93

Total benefits and expenses	15,361	14,739	12,554

Net gain from operations before dividends and federal income taxes	1,288	1,540	1,754

Dividends to policyholders	996	1,098	1,163

Net gain from operations before federal income taxes	292	442	591

Federal income tax expense (benefit)	132	(122)	(138)

Net gain from operations	160	564	729

Net realized capital gains (losses)	137	(190)	664

Net income	$297	$374	$1,393

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES

IN POLICYHOLDERS’ CONTINGENCY RESERVES

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Policyholders’ contingency reserves, beginning of year	$6,282	$6,105	$5,151

Increase (decrease) due to:
Net income	297	374	1,393
Change in net unrealized capital gains (losses)	120	249	(333)
Change in net unrealized foreign exchange capital gains (losses)	39	(129)	(123)
Change in asset valuation reserves	(252)	(398)	202
Change in non-admitted assets	(246)	(238)	(146)
Change in reserve valuation basis	6	—	(57)
Change in net deferred income taxes	59	81	19
Issuance of surplus notes	—	250	—
Other	(14)	(12)	(1)

Net increase	9	177	954

Policyholders’ contingency reserves, end of year	$6,291	$6,282	$6,105

See notes to statutory financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Cash flows from operating activities:
Premium and other income collected	$12,871	$12,404	$10,468
Net investment income	3,890	3,679	3,633
Benefit payments	(7,630)	(7,125)	(6,548)
Dividends paid to policyholders	(1,100)	(1,180)	(1,108)
Net transfers to separate accounts	(3,327)	(2,706)	(1,225)
Commissions, expenses and taxes paid	(1,685)	(1,512)	(1,324)

Net cash provided by operating activities	3,019	3,560	3,896

Cash flows from investing activities:
Proceeds from investments sold, matured, or repaid:
Bonds	11,699	12,299	9,898
Common stocks	539	475	423
Mortgage loans	1,978	1,504	1,335
Real estate	703	198	325
Other investments	802	591	384

	15,721	15,067	12,365

Cost of investments acquired:
Bonds	(17,421)	(16,857)	(11,141)
Common stocks	(591)	(397)	(626)
Mortgage loans	(3,159)	(2,070)	(1,456)
Real estate	(302)	(318)	(229)
Other investments	(1,180)	(1,254)	(646)

	(22,653)	(20,896)	(14,098)
Disbursements of policy loans, net of repayments	(348)	(310)	(182)

Net cash applied in investing activities	(7,280)	(6,139)	(1,915)

Cash flows from financing and other activities:
Net deposits on deposit-type contracts	994	560	893
Surplus notes	—	250	—
Other cash (applied) provided	(972)	126	620

Net cash provided by financing and other activities	22	936	1,513

Net (decrease) increase in cash, cash equivalents and short-term investments	(4,239)	(1,643)	3,494
Cash, cash equivalents and short-term investments, beginning of year	6,535	8,178	4,684

Cash, cash equivalents and short-term investments, end of year	$2,296	$6,535	$8,178

See notes to statutory financial statements.

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

MassMutual Financial Group (“MMFG”) is comprised of Massachusetts Mutual Life Insurance Company (the “Company”) and its subsidiaries. MMFG is a global, diversified financial services organization providing life insurance, annuities, disability income insurance, long-term care insurance, retirement and savings products, structured settlement annuities, investments, mutual funds, and trust services to individual and institutional customers. The Company is organized as a mutual life insurance company.

2.	Summary of significant accounting policies and practices

a.	Basis of presentation

The accompanying statutory financial statements have been prepared in conformity with the statutory accounting practices, except as to form, of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (“Division”).

On January 1, 2003, the Company adopted Statement of Statutory Accounting Principles (“SSAP”) No. 86 “Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions.” For 2002, prior to the adoption of SSAP No. 86, changes in the fair value of derivative financial instruments were recorded in realized capital gains and losses. Beginning in 2003, changes in the fair value of these instruments are recorded in the Statutory Statement of Changes in Policyholders’ Contingency Reserves as unrealized capital gains and losses. See Note 3 for additional information regarding the adoption of new accounting standards.

Statutory accounting practices are different in some respects from financial statements prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences between statutory accounting principles and GAAP are as follows: (a) certain acquisition costs, such as commissions and other variable costs, that are directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP generally capitalizes these expenses and amortizes them over the expected life of the policies or over the premium payment period; (b) statutory policy reserves are based upon the Commissioners’ Reserve Valuation Methods and statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon the net level premium method or the estimated gross margin method, with appropriate estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost, whereas GAAP generally reports bonds at fair value; (d) deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are charged directly to policyholders’ contingency reserves, whereas GAAP would include the change in deferred taxes as a component of net income; (e) payments received for universal and variable life insurance products and variable annuities are reported as premium income and changes in reserves, whereas under GAAP, these payments would be recorded as deposits to policyholders’ account balances; (f) majority-owned subsidiaries, variable interest entities and other controlled entities are accounted for using the equity method, whereas GAAP would consolidate these entities; (g) surplus notes are reported in policyholders’ contingency reserves, whereas GAAP would report these notes as

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

liabilities; (h) assets are reported at “admitted asset” value and “non-admitted assets” are excluded through a charge against policyholders’ contingency reserves, whereas GAAP records these assets, net of any valuation allowance; (i) reinsurance recoverables are reported as a reduction of policyholders’ reserves and deposit fund balances, whereas under GAAP, these recoverables are reported as an asset; (j) an asset valuation reserve (“AVR”) is reported as a contingency reserve to stabilize policyholders’ contingency reserves against fluctuations in the value of stocks, real estate investments, and partnerships and limited liability companies as well as credit-related declines in the value of bonds and mortgage loans, whereas GAAP does not require this reserve; (k) after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments and interest-related hedging activities are deferred into the interest maintenance reserve (“IMR”) and amortized into revenue, whereas GAAP reports these gains and losses as revenue; (l) changes in the fair value of derivative financial instruments are recorded as a change in policyholders’ contingency reserves, whereas GAAP generally reports these changes as revenue unless deemed an effective hedge; (m) comprehensive income is not presented, whereas under GAAP unrealized capital gains and losses, minimum pension liability, and foreign currency exchange and translations are presented as comprehensive income; (n) embedded derivatives are recorded as part of the underlying contract, whereas GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or securities and account for them separately; and (o) certain annuity and universal life contracts are maintained in the separate accounts, whereas GAAP would report these contracts in the general assets and liabilities of the Company.

The Division has the right to permit other specific practices that differ from prescribed practices. As permitted by the Division, the prepaid pension asset of the Company prior to December 31, 2003 was allowed as an admitted asset. The amount of this admitted asset was limited to the prepaid balance at December 31, 2000 and was reduced each quarter until the asset equaled zero at December 31, 2003. This permitted practice did not affect net income. As of December 31, 2004 and 2003, the Company had no permitted practices. A reconciliation of the Company’s policyholders’ contingency reserves between the practices permitted by the Division and Codification of Statutory Accounting Principles (“Codification”) as of December 31, 2002 is as follows:

(In Millions)
Policyholders’ contingency reserves, as reported	$6,105
Less admitted prepaid pension asset	(128)

Policyholders’ contingency reserves, Codification	$5,977

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates include those used in determining the value of real estate held for sale, the carrying values of investments and derivatives, investment valuation reserves on mortgage loans, other-than-temporary impairments, and the liability for future policyholders’ reserves and deposit fund balances. Future events, including but not limited to changes in the levels of mortality, morbidity, interest rates, persistency and

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

asset valuations, could cause actual results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

Certain 2003 and 2002 balances have been reclassified to conform to the current year presentation.

b.	Bonds

Generally, bonds are valued at amortized cost using the constant yield interest method. Bond transactions are recorded on a trade date basis, except for private placement bonds which are recorded on the funding date.

The fair value of bonds is based on values provided by the NAIC’s Securities Valuation Office (“SVO”) when available. If SVO values are not available, quoted market values provided by other third-party organizations are used. If quoted market values are unavailable, fair value is estimated by discounting expected future cash flows using current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments.

The carrying value of bonds is written down to fair value when a decline in value is considered to be other-than-temporary. The Company considers the following factors in the evaluation of whether a decline in value is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established.

The Company utilizes the retrospective adjustment method of accounting for mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities are amortized over the weighted-average life of the securities using cash flow prepayment assumptions obtained from broker-dealer data and internal models, which factor in mortgage type, seasonings, coupons, current interest rates and the economic environment.

c.	Common stocks

Common stocks are valued at fair value with unrealized capital gains and losses included as a change in policyholders’ contingency reserves. Common stock transactions are recorded on a trade date basis.

The fair value of common stocks is based on values provided by the NAIC’s SVO when available. If SVO values are not available, quoted market values provided by other third-party organizations are used.

The cost basis of common stocks is adjusted for impairments deemed to be other-than-temporary. The Company considers the following factors in the evaluation of whether a decline is other-than-temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period of

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

time sufficient to allow for an anticipated recovery in value; and (c) the period and degree to which the market value has been below cost. If the impairment is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established.

d.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premiums and discounts, non-refundable commitment fees and mortgage interest points, and valuation allowances. The mortgage loan portfolio is comprised of commercial mortgage loans, including mezzanine loans, and residential mortgage loan pools. Mezzanine loans are loans secured by a pledge of direct or indirect equity interest in an entity that owns real estate. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees.

The fair value of mortgage loans is estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For non-performing loans, the fair value is the estimated collateral value of the underlying real estate.

When, based upon current information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, a valuation allowance is established for the excess of the carrying value of the mortgage loan over its fair value. Collectibility and estimated recoveries are assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. The evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, changes occur in the market or as negotiations with the borrowing entity evolve. After the measurement of an impairment, an adjustment to the valuation allowance is recorded in net unrealized capital gains or losses.

When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recognized in realized capital losses and a new cost basis is established. An impairment is deemed other-than-temporary when foreclosure proceedings or other procedures leading to the acquisition of the collateral are initiated, the acquisition of the collateral is probable, and a reasonable estimate of the collateral value has been determined.

Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for impaired loans more than 60 days past due, for loans delinquent more than 90 days, or when collection is improbable. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received per the terms of the mortgage loan agreement or modified mortgage loan agreement.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. The fair value for policy loans approximates the carrying value reported in the Statutory Statements of Financial Position. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan.

f.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company are carried at depreciated cost, less encumbrances. Depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Real estate held for sale is carried at the lower of depreciated cost or fair value, less selling costs. Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve when fair value less selling costs is below depreciated cost. Changes in the valuation reserves for real estate are included in realized capital gains or losses.

Real estate acquired in satisfaction of debt is recorded at fair value at the date of foreclosure.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

Real estate transferred to separate accounts is transferred at the fair market value on the date the transaction occurs.

g.	Other investments

Other investments consist of investments in partnerships and limited liability companies (“LLCs”), derivative financial instruments, common stock of unconsolidated subsidiaries and affiliates, preferred stocks and other miscellaneous investments.

Partnerships and LLCs are accounted for using the equity method with changes included in the change in unrealized capital gains and losses in policyholders’ contingency reserves. When it appears probable that the Company will be unable to recover the outstanding carrying value of an investment, or there is evidence indicating an inability of the investee to sustain earnings which would justify the carrying value of the investment, an other-than-temporary impairment is recognized in realized capital losses for the excess of the carrying value over the estimated fair value of the investment. The estimated fair value is determined by evaluating the Company’s current equity value in the underlying investment, performed by assessing the partnership or LLC’s balance sheet, cash flow and current financial condition. Dividends are recorded in net investment income when received.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company uses derivative financial instruments in the normal course of business to manage investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and short-term investments to economically create temporary investment positions, which are highly liquid and of high quality. These investments perform like bonds and are held to improve the quality and performance of the invested assets until other suitable investments become available. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, asset and equity swaps, options, interest rate caps and floors, forward commitments, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, the criteria for hedge accounting are not met.

Derivative financial instruments are carried at estimated fair value, which is based primarily upon quotations obtained from independent sources. Changes in the fair value of these instruments are recorded as a change in unrealized capital gains and losses in the Statutory Statements of Changes in Policyholders’ Contingency Reserves. Gains and losses realized on the termination, closing, or assignment of contracts are recorded as realized capital gains and losses. Amounts receivable and payable are accrued.

Common stock of unconsolidated subsidiaries is accounted for using the equity method with changes included in the change in unrealized capital gains and losses in policyholders’ contingency reserves. The Company accounts for the value of its investment in its subsidiary, MassMutual Holding LLC (“MMHLLC”) at its underlying GAAP net equity, adjusted for certain non-admitted assets. The Company records net investment income to the extent that dividends are paid by MMHLLC.

Generally, preferred stocks in good standing are valued at amortized cost.

h.	Cash, cash equivalents and short-term investments

The Company considers all highly liquid investments purchased with maturities of three months or less to be cash and cash equivalents.

Short-term investments, which are carried at amortized cost, consist of all highly liquid investments and investments purchased with maturities of greater than three months and less than or equal to twelve months.

The Company has entered into repurchase agreements whereby the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. Repurchase agreements are accounted for as collateralized lendings with the cash paid for the securities recorded in the financial statements as a short-term investment.

The estimated fair value for these instruments approximates the carrying values reported in the Statutory Statements of Financial Position.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

i.	Securities lending

In 2004, the Company entered into a fee-based securities lending program whereby certain securities are loaned to third-party brokers. The Company retains control over loaned securities, which remain assets of the Company, and are not removed from the accounting records. The Company has the ability to sell the securities while on loan. Fees received for loaning the securities, net of direct expenses, are recorded in net investment income. Interest income on loaned securities that is unrelated to securities lending is recorded in the appropriate investment category consistent with the type of securities lent.

The Company’s policy requires a minimum of 102% of the market value of the loaned securities to be separately held as collateral for the loans; however, the Company does not record or have use of the collateral. Collateral may include Treasuries, agency bonds, mortgage-backed securities, and investment grade corporate securities. The Company has the right to terminate the program at any time.

j.	Accrued investment income

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default; (b) impaired mortgage loans more than 60 days past due; (c) mortgage loans delinquent more than 90 days or where collection of interest is improbable; (d) rent in arrears for more than 90 days; and (e) policy loan interest due and accrued in excess of the cash surrender value of the underlying contract.

k.	Other assets

Other assets primarily include the deferred tax asset, fixed assets, outstanding premium and reinsurance recoverables.

Fixed assets are included in other assets at cost less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets. Estimated lives range from one to ten years for leasehold improvements and three to ten years for all other fixed assets. Most unamortized software and office equipment costs are non-admitted assets.

l.	Non-admitted assets

Assets designated as non-admitted by the NAIC include furniture, certain equipment, the prepaid pension plan asset, the interest maintenance reserve (“IMR”) asset, and certain other receivables, advances and prepayments. Such amounts are excluded from the Statutory Statements of Financial Position by an adjustment to policyholders’ contingency reserves.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

m.	Separate accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance policyholders. Assets consist principally of marketable securities reported at fair value and are not available to satisfy liabilities that arise from any other business of the Company. Separate account liabilities represent segregated policyholder funds administered and invested by the Company to meet specific investment objectives of the policyholders. The Company receives administrative and investment advisory fees from these accounts.

Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts, for which the policyholder assumes the investment risk; and guaranteed separate accounts, for which the Company contractually guarantees either a minimum return or minimum account value to the policyholder. Premium income, benefits and expenses of the separate accounts are reported in net income. Investment income and realized and unrealized capital gains and losses on the assets of separate accounts accrue to policyholders and, accordingly, are not recorded in net income.

The Company on occasion may transfer investments to seed separate investment accounts at fair market value. Realized capital gains associated with these transfers are deferred and recognized when separate account products are issued or when the separate investment account subsequently sells these transferred investments. Realized capital losses associated with these transfers are recognized immediately.

n.	Policyholders’ reserves

Policyholders’ reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premium on policies in force. Reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the American Experience and the 1941, 1958 and 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates.

Reserves for individual annuities are based on account value or accepted actuarial methods using applicable interest rates.

Disability income policy reserves are generally calculated using the two-year preliminary term, net level premium and fixed net premium methods, and using the 1964 Commissioner Disability Table and 1985 Commissioner Individual Disability Table A morbidity tables with assumed interest rates.

Disabled life reserves are calculated using actuarially accepted methodology using the 1964 Commissioner Disability Table, 1985 Commissioner Individual Disability Table A and 2001 Commissioner Individual Disability Table C morbidity tables. Due to a change from an issue-year basis to an incurral-year basis for valuation assumptions, effective January 1, 2002, the Company strengthened disabled life reserves resulting in a $54 million decrease in policyholders’ contingency reserves.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Unpaid claims and claim expense reserves are related to disability and long-term care claims with long-tail payouts. Unpaid disability claim liabilities are established based on the average of the last three disability payments paid prior to the valuation date. Claim expense reserves are based on an analysis of the unit expenses related to the processing and examination of new and on-going claims. Interest accrued on reserves has been calculated by applying NAIC prescribed interest rates to the average reserves by incurral year.

Tabular interest, tabular less actual reserves released, and tabular cost for all life contracts are determined in accordance with NAIC Annual Statement Instructions. Traditional life, permanent and term products use a formula that applies a weighted-average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life and group life insurance products use a formula which applies a weighted-average credited rate to the mean account value.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The reserve method applied to standard policies is used for the substandard reserve calculations that are based on a substandard mortality rate (a multiple of standard reserve tables).

The Company had $30,930 million and $29,867 million of insurance in force at December 31, 2004 and 2003, respectively, for which the gross premium was less than the net premium according to the standard valuation set by the Division.

Guaranteed minimum death benefit (“GMDB”) reserves on certain variable universal life and variable individual annuity products are also established by the Company. These reserves are largely a function of historical separate account returns, assumptions regarding future separate account returns, and the contractual provisions of the issued GMDBs. During 2003, the Company reflected an amendment to Actuarial Guideline XXXIV related to GMDB reserves. There was no significant impact on the required reserves for GMDBs. The GMDB reserve balances as of December 31, 2004 and 2003 were $5 million.

During 2002, the Company reflected Actuarial Guidelines XXXVII and XXXVIII related to reserves on certain universal life policies issued prior to December 31, 2001, resulting in a $3 million decrease in policyholders’ contingency reserves.

All policy liabilities and accruals are based on the various estimates discussed above and are presented net of reinsurance. Management believes that policy liabilities and accruals will be sufficient, in conjunction with future revenues, to meet future obligations of policies and contracts in force.

o.	Deposit fund balances

Reserves for funding agreements and investment-type contracts such as guaranteed investment contracts, deposit administration, supplementary contracts, and immediate

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

participation guarantee contracts are based on account value or accepted actuarial methods using applicable interest rates. Fair value is estimated by discounting expected future cash flows using current market rates.

p.	Policyholders’ dividends

Policyholders’ dividends to be paid in the following year are approved annually by the Company’s Board of Directors. The allocation of these dividends reflects the relative contribution of each group of participating policies to policyholders’ contingency reserves and considers, among other factors, investment returns, mortality and morbidity experience, expenses and income tax charges. Policyholders’ dividends payable represent the estimated amount of dividends due to policyholders at December 31, 2004 and 2003. Policyholders’ dividends are recorded in net income.

q.	Asset valuation reserve

The Company maintains an asset valuation reserve (“AVR”). The AVR is a contingency reserve to stabilize policyholders’ contingency reserves against fluctuations in the value of stocks, real estate investments, partnerships and LLCs as well as credit-related declines in the value of bonds and mortgage loans. The AVR is reported in the Statutory Statements of Financial Position, while the change in the AVR is reported in the Statutory Statements of Changes in Policyholders’ Contingency Reserves.

r.	Other liabilities

Other liabilities primarily include reverse repurchase agreements, collateral held on derivative contracts, due and accrued expenses, and amounts held for agents.

The Company has entered into agreements whereby the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. These reverse repurchase agreements are accounted for as collateralized borrowings. The underlying securities are accounted for as an investment by the Company, while the proceeds from the sale of the securities are recorded as a liability. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense.

s.	Policyholders’ contingency reserves

Policyholders’ contingency reserves represent surplus of the Company as reported to regulatory authorities and are intended to protect policyholders against possible adverse experience.

t.	Participating contracts

Participating contracts issued by the Company represented approximately 68% of the Company’s policyholders’ reserves and deposit fund balances as of December 31, 2004.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

u.	Reinsurance

The Company enters into reinsurance agreements with other insurance companies in the normal course of business in order to limit its insurance risk. Premium income, benefits to policyholders, and policyholders’ reserves are stated net of reinsurance. Reinsurance premium income, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable primarily to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements. The Company also assumes insurance risk through reinsurance agreements with its subsidiaries. Reserve credits on modified coinsurance agreements are recorded in fees and other income.

v.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy and excess premium for flexible products is recognized when received. Annuity premium is recognized as revenue when received. Disability income premium is recognized as revenue when due. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded in benefits and expenses.

w.	Realized and unrealized capital gains and losses

Realized capital gains and losses, net of taxes, exclude gains and losses deferred into the IMR and gains and losses of the separate accounts. Realized capital gains and losses are recognized in net income and are determined using the specific identification method. Net realized after-tax capital losses of $19 million, $53 million and $44 million were deferred into the IMR in 2004, 2003 and 2002, respectively.

All after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments and interest-related hedging activities are deferred into the IMR and amortized into revenue. These interest-related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or, in the case of derivative financial instruments, over the remaining life of the underlying asset.

Unrealized capital gains and losses are recorded as a change in policyholders’ contingency reserves.

3.	New accounting standards

In December 2004, the NAIC’s Emerging Accounting Issues Working Group issued Interpretation (“INT”) 04-17, “Impact of Medicare Modernization Act on Postretirement Benefits,” which provided guidance to adopt the final conclusions in Financial Accounting Standards Board Staff Position (“FSP”) 106-2, “Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003” (“the Act”) with certain modifications. The Act introduced a prescription drug benefit under

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Medicare (“Medicare Part D”) and a federal subsidy to sponsors of retirement health care plans that provide a benefit that is at least actuarially equivalent to Medicare Part D. The Company adopted INT 04-17 during 2004 and has elected retrospective application with a measurement date of January 1, 2004. This resulted in a reduction in the accumulated postretirement benefit obligation (“APBO”) for the subsidy related to benefits attributed to past service of $33 million and resulted in a reduction in net periodic postretirement costs (“NPBC”) for the year of $3 million. Of the $3 million reduction in NPBC for 2004, $1 million is associated with the amortization of actuarial experience, and $2 million is the resulting reduction in interest costs on the APBO.

In June 2004, the NAIC issued Statement of Statutory Accounting Principles (“SSAP”) No. 91 “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” with an effective date of January 1, 2005. SSAP No. 91 supercedes SSAP No. 18 “Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”, SSAP No. 33 “Securitization”, and SSAP No. 45 “Repurchase Agreements, Reverse Repurchase Agreements and Dollar Repurchase Agreements.” SSAP No. 91 establishes statutory accounting principles for transfers and servicing of financial assets, including asset securitizations and securitizations of policy acquisition costs, extinguishments of liabilities, repurchase agreements and reverse repurchase agreements, including dollar repurchase and dollar reverse repurchase agreements. The provisions of SSAP No. 91 are to be applied prospectively and will not have a material impact on the Company’s financial condition or results of operation.

In June 2004, the NAIC issued SSAP No. 88 “Investments in Subsidiary, Controlled, and Affiliated Entities, A Replacement of SSAP No. 46” with an effective date of January 1, 2005. SSAP No. 88 supercedes SSAP No. 46 “Investments in Subsidiary, Controlled, and Affiliated Entities”, and amends SSAP No. 68 “Business Combinations and Goodwill” and changes the statutory accounting principles for investments in subsidiaries, controlled and affiliated investments. Adoption of SSAP No. 88 is expected to cause a reduction in policyholders’ contingency reserves arising from a lower carrying value of the Company’s subsidiary, MassMutual Holding LLC, of approximately $11 million attributable to certain adjustments made to the GAAP carrying value of foreign insurance subsidiaries. Changes resulting from the adoption of this statement will be accounted for as a change in accounting principle with a corresponding charge to policyholders’ contingency reserves.

In December 2003, the Company adopted SSAP No. 89 “Accounting for Pensions.” SSAP No. 89 supercedes SSAP No. 8 “Pensions.” SSAP No. 89 clarifies that changes in the minimum pension liability are to be recorded as a component of policyholders’ contingency reserves and not as a component of net income. Accordingly, the Company reported the increase in the minimum liability included in policyholders’ contingency reserves for the year ended December 31, 2003 of $16 million.

On January 1, 2003, the Company adopted SSAP No. 86. SSAP No. 86 supercedes SSAP No. 31 and establishes statutory accounting principles for derivative instruments and hedging, income generation, and replication (synthetic asset) transactions using selected concepts outlined in Financial Accounting Standards Board Statement No. 133, “Accounting for Derivative Instruments and Hedging Activities.” SSAP No. 86 requires that derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge shall be valued and reported in a manner that is consistent with the hedged asset or liability. SSAP No. 86 also requires that derivative instruments used in hedging transactions that do

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

not meet or no longer meet the criteria of an effective hedge shall be accounted for at fair value and the changes in fair value shall be recorded as unrealized capital gains or losses. SSAP No. 86 is effective for derivative transactions entered into or modified on or after January 1, 2003. For derivative contracts entered into prior to January 1, 2003, insurers could choose to either follow SSAP No. 31 or apply the provisions of SSAP No. 86 to all of its open derivative positions as of January 1, 2003. The Company elected to apply the provisions of SSAP No. 86 to all of its open derivative positions as of January 1, 2003. Adoption of SSAP No. 86 by the Company changes the reporting of derivatives mark-to-market that do not qualify for hedge accounting from realized capital gains and losses to unrealized capital gains and losses with no impact on policyholders’ contingency reserves. Accordingly, the Company reported the change in the market value of its open derivative contracts for the years ended December 31, 2004 and 2003 of $209 million and $90 million, respectively, as a change in net unrealized capital losses on the Statutory Statements of Changes in Policyholders’ Contingency Reserves and for the year ended December 31, 2002 of $934 million in net realized capital gains.

4.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality, or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2004
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$9,688	$335	$9	$10,014
Debt securities issued by foreign governments	85	26	—	111
Asset-backed securities	2,635	67	10	2,692
Mortgage-backed securities	7,444	375	176	7,643
State and local governments	90	6	1	95
Corporate debt securities	14,421	903	54	15,270
Utilities	1,376	108	3	1,481
Affiliates	2,754	16	7	2,763

	$38,493	$1,836	$260	$40,069

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2003
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Millions)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$6,707	$237	$107	$6,837
Debt securities issued by foreign governments	120	28	—	148
Asset-backed securities	1,639	62	10	1,691
Mortgage-backed securities	4,330	165	18	4,477
State and local governments	101	7	2	106
Corporate debt securities	16,117	1,269	100	17,286
Utilities	1,163	102	5	1,260
Affiliates	2,390	26	3	2,413

	$32,567	$1,896	$245	$34,218

The following table summarizes the carrying value and fair value of bonds at December 31, 2004 by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

	Carrying Value	Fair Value
	(In Millions)
Due in one year or less	$947	$959
Due after one year through five years	7,456	7,765
Due after five years through ten years	8,900	9,419
Due after ten years	10,987	11,462

	28,290	29,605
Asset and mortgage-backed securities	10,203	10,464

	$38,493	$40,069

The proceeds from sales and gross realized capital gain and loss activity, including other-than-temporary impairments, were as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Proceeds from sales	$3,700	$4,465	$5,772
Gross realized capital gains	84	195	96
Gross realized capital losses	114	222	273

Portions of realized capital gains and losses were deferred into the IMR. Other-than-temporary impairments on bonds during the years ended December 31, 2004, 2003 and 2002 were $62 million, $157 million and $187 million, respectively, and were included in realized capital losses.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is an analysis of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities have been in a continuous unrealized loss position. At December 31, 2004 the Company had $31 million of these unrealized losses recorded as a reduction to its carrying value of bonds.

	December 31, 2004
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U.S. Treasury securities and obligations of U.S. government, corporations and agencies	$1,317	$6	7	$60	$3	4
Debt securities issued by foreign governments	2	—	3	—	1	1
Asset-backed securities	596	9	49	122	2	19
Mortgage-backed securities	1,850	165	69	326	11	16
State and local governments	4	—	1	26	1	1
Corporate debt securities	1,805	56	269	467	27	76
Utilities	96	1	17	71	2	12
Affiliates	1,398	7	7	22	—	2

	$7,068	$244	422	$1,094	$47	131

	December 31, 2003
	Less than 12 months			12 months or longer
	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers
	($ In Millions)
U.S. Treasury securities and obligations of U.S. government, corporations and agencies	$2,628	$104	21	$55	$2	3
Debt securities issued by foreign governments	—	1	1	2	—	3
Asset-backed securities	429	13	49	63	10	33
Mortgage-backed securities	1,572	29	110	64	2	16
State and local governments	25	2	1	—	—	—
Corporate debt securities	1,676	71	183	309	29	54
Utilities	218	13	69	53	10	40
Affiliates	6	—	2	48	3	5

	$6,554	$233	436	$594	$56	154

Through the Company’s comprehensive evaluation, management concluded that the unrealized losses related to the bonds are not subject to an other-than-temporary designation. Mortgage-backed securities and corporate debt securities in default or not-in-good standing status, including those trading below 80% of cost for a minimum of six months, are subjected to quarterly review and impaired to fair value. The unrealized losses on investments in U.S. Treasury securities, mortgage-backed securities and

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

corporate debt securities were primarily caused by interest rate increases, partially offset by underlying quality improvement related to strengthening economic conditions. The Company has the ability and intent to hold these securities until a market price recovery or maturity.

The Company is not exposed to any significant concentrations of credit risk from a single or group non-governmental issue.

b.	Common stocks

The cost and carrying value of common stocks, including warrants, were as follows:

	December 31,
	2004	2003
	(In Millions)
Cost	$700	$581
Gross unrealized gains	305	225
Gross unrealized losses	(36)	(30)

Carrying value	$969	$776

The gain and loss activity of common stocks, including other-than-temporary impairments, was as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Gross realized capital gains	$138	$91	$59
Gross realized capital losses	21	44	87

Other-than-temporary impairments on common stocks were $9 million, $26 million and $26 million during the years ended December 31, 2004, 2003 and 2002, respectively, and were included in realized capital losses.

The Company performed an analysis of the fair values and gross unrealized losses aggregated by length of time for those common stocks that have been in a continuous unrealized loss position. At December 31, 2004, of the $36 million in unrealized losses, $15 million were related to unrealized losses 12 months or longer. The fair value of these securities in an unrealized loss position for 12 months or longer was $12 million and consisted of 49 issuers. At December 31, 2003, of the $30 million in unrealized losses, $24 million were related to unrealized losses 12 months or longer. The fair value of these securities in an unrealized loss position for 12 months or longer was $28 million and consisted of 93 issuers.

Through the Company’s comprehensive evaluation, management concluded that the unrealized losses related to the common stocks and warrants do not qualify as other-than-temporarily impaired. Common stock, where the issuers are in default or not-in-good standing status, including those trading below 70% of cost for a minimum of 12 months,

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

are subject to quarterly review and impaired to fair value. Review for impairments on warrants are combined with the review of bonds in which they were originally issued. The Company has the ability and intent to hold the remaining securities in an unrealized loss position until a market price recovery.

At December 31, 2004, the Company had $236 million of common stock in which the transfer of ownership was restricted by governmental or contractual requirements.

The Company is not exposed to any significant concentrations of credit risk from a single or group issue.

c.	Mortgage loans

Mortgage loans, comprised of commercial mortgage loans and residential mortgage loan pools, were $8,805 million and $7,643 million, net of valuation allowances of $10 million and $17 million, at December 31, 2004 and 2003, respectively. The Company’s commercial mortgage loans primarily finance various types of commercial properties throughout the United States. Residential mortgage loan pools are pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration and Veterans Administration guarantees. Taxes, assessments and amounts advanced not included in the mortgage loan total were less than $1 million at December 31, 2004 and 2003.

At December 31, 2004, scheduled mortgage loan maturities, net of valuation allowances, were as follows:

(In Millions)
2005	$595
2006	735
2007	496
2008	522
2009	568
Thereafter	3,343

Commercial mortgage loans	6,259
Residential mortgage loan pools	2,546

Total mortgage loans	$8,805

The Company invests in commercial mortgage loans collateralized by commercial real estate. The lending rates, including fixed and variable, on the portfolio of commercial mortgage loans ranged from 2.9% to 14.7% and from 2.4% to 14.7% for the years ended December 31, 2004 and 2003, respectively. The lending rates on the mezzanine loan portfolio ranged from 8.8% to 18.6% and from 10.0% to 10.5% for the years ended December 31, 2004 and 2003, respectively. During 2004, commercial mortgage loan lending rates on new issues, including fixed and variable, ranged from 2.9% to 8.0%, and mezzanine loan lending rates ranged from 8.8% to 18.6%.

The maximum percentage of any one commercial loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 92% and 81% at December 31, 2004 and 2003,

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

respectively. The maximum percentage of any one mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 98% and 96% at December 31, 2004 and 2003, respectively.

The gain and loss activity of mortgage loans, including other-than-temporary impairments, was as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Gross realized capital gains	$—	$2	$5
Gross realized capital losses	4	4	4

Other-than-temporary impairments of mortgage loans were $3 million for the year ended December 31, 2004, and were included in realized capital losses. There were no other-than-temporary impairments of mortgage loans for the year ended December 31, 2003.

At December 31, 2004, the Company had one restructured loan with an amortized cost of $1 million and no related valuation allowance. At December 31, 2003, the Company had two restructured loans with an amortized cost of $2 million, and a related valuation allowance of $2 million. Restructured loans typically have been modified to defer a portion of the contracted interest payments to future periods. There was no interest deferred to future periods for the years ended December 31, 2004 and 2003.

Activity in the valuation allowance for mortgage loans was as follows:

	Years Ended December 31,
	2004	2003
	(In Millions)
Balance, beginning of year	$17	$14
Provision charged to policyholders’ contingency reserves	7	5
Direct write-downs charged against allowances	(3)	(1)
Recoveries of amounts previously provided for	(11)	(1)

Balance, end of year	$10	$17

A portion of the Company’s mortgage loans was impaired and consisted of the following:

	Years Ended December 31,
	2004	2003
	(In Millions)
Impaired mortgage loans with valuation allowance	$58	$103
Impaired mortgage loans without valuation allowance	—	—

Total	58	103
Less valuation allowances on impaired loans	(10)	(17)

Net carrying value of impaired mortgage loans	$48	$86

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The average recorded investment in impaired mortgage loans was $93 million and $103 million for the years ended December 31, 2004 and 2003, respectively. Interest income on impaired loans was $5 million, $8 million and $6 million for years ended December 31, 2004, 2003 and 2002, respectively.

There were no mortgage loans with interest 180 days past due at December 31, 2004 or 2003.

The geographic distributions of the mortgage loans were as follows:

	December 31,
	2004	2003
	(In Millions)
California	$1,203	$1,128
Texas	529	569
Illinois	399	340
New York	391	351
Massachusetts	389	465
Florida	271	257
All other states and countries	3,077	2,885

Commercial mortgage loans	6,259	5,995
Residential mortgage loan pools	2,546	1,648

Total mortgage loans	$8,805	$7,643

d.	Real estate

The carrying value of real estate was as follows:

	Years Ended December 31,
	2004	2003
	(In Millions)
Held for the production of income	$2,119	$2,322
Accumulated depreciation	(623)	(700)
Encumbrances	(206)	(35)

Held for the production of income, net	1,290	1,587

Held for sale	138	269
Accumulated depreciation	(30)	(59)
Valuation reserves	(15)	(5)

Held for sale, net	93	205

Occupied by the Company	213	180
Accumulated depreciation	(111)	(105)

Occupied by the Company, net	102	75

Total real estate	$1,485	$1,867

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The carrying value of non-income producing real estate was $16 million and $111 million at December 31, 2004 and 2003, respectively. None of the properties which are non-income producing real estate were under construction or major renovation at December 31, 2004 or 2003.

Depreciation expense on real estate was $103 million, $107 million and $102 million for the years ended December 31, 2004, 2003 and 2002, respectively.

In 2004, the Company transferred real estate with a fair value of $533 million into a real estate separate account offered to contract holders. Gains related to the transfer were deferred. The deferred gain is recognized as the Company’s ownership is redeemed or when the separate investment account sells the underlying real estate during the normal course of business. As of December 31, 2004 the Company had a deferred gain of $159 million related to this transfer.

The gain and loss activity of real estate investments, including impairments, was as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Gross realized capital gains	$146	$13	$122
Gross realized capital losses	23	4	4

Impairments on real estate for the year ended December 31, 2004, were $2 million and were included in realized capital losses. Impairments on real estate for the years ended December 31, 2003 and 2002, were less than $1 million.

The Company is not exposed to any significant concentrations of credit risk in its real estate portfolio.

e.	Other investments

Other investments include investments in partnerships and LLCs, derivative financial instruments, common stock of unconsolidated subsidiaries and affiliates, preferred stocks and other miscellaneous investments.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The carrying values of other investments were as follows:

	December 31,
	2004	2003
	(In Millions)
Partnerships and LLCs	$1,829	$1,402
Derivative financial instruments	1,478	1,671
Common stock of unconsolidated subsidiaries and affiliates	1,921	1,671
Preferred stocks	161	165
Other	3	30

Total other investments	$5,392	$4,939

The gain and loss activity of partnerships and LLCs, including other-than-temporary impairments, was as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Gross realized capital gains	$28	$24	$11
Gross realized capital losses	65	33	38

Other-than-temporary impairments relating to investments in partnerships and LLCs for the years ended December 31, 2004, 2003 and 2002 were $49 million, $32 million and $37 million, respectively, and were included in realized capital losses.

The Company is not exposed to any significant concentrations of credit risk in other investments.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Net investment income

Net investment income was derived from the following sources:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Bonds	$2,089	$1,966	$2,028
Common stocks	30	20	12
Mortgage loans	578	530	535
Policy loans	507	505	497
Real estate	280	290	323
Derivative financial instruments	373	451	396
Cash, cash equivalents and short-term investments	111	132	135
Other investments	266	303	174

Gross investment income	4,234	4,197	4,100
Amortization of IMR	34	117	56
Net gain from separate accounts	11	—	—
Less investment expenses	(441)	(444)	(401)

Total net investment income	$3,838	$3,870	$3,755

g.	Net realized capital gains and losses

Net realized capital gains and losses were derived from the following sources:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Bonds	$(30)	$(27)	$(177)
Common stocks	117	47	(28)
Mortgage loans	(4)	(2)	1
Real estate	123	9	118
Derivative financial instruments - closed	(28)	(214)	(88)
Other investments	(39)	(56)	(149)
Federal and state taxes	(21)	—	9

	118	(243)	(314)

Derivative financial instruments mark-to-market	—	—	934

Net realized capital gains (losses) before deferral to IMR	118	(243)	620

Net losses deferred to IMR	28	82	66
Less taxes on net deferred losses	(9)	(29)	(22)

Net after tax losses deferred to IMR	19	53	44

Total net realized capital gains (losses)	$137	$(190)	$664

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.	Securities lending

As of December 31, 2004, securities with a fair value of $2,026 million were on loan under the program. Collateral, in the form of securities, of $2,129 million was held on the Company’s behalf, by a trustee, as of December 31, 2004.

i.	Repurchase and reverse repurchase agreements

At December 31, 2004, the Company had repurchase agreements outstanding with a total carrying value of $28 million. The maturities of these agreements ranged from January 13, 2005 through January 25, 2005, while the interest rates ranged from 2.4% to 2.5%. The outstanding amount at December 31, 2004 was collateralized by bonds with a fair value of $28 million. There were no repurchase agreements at December 31, 2003.

At December 31, 2004 and 2003, the Company had reverse repurchase agreements outstanding with total carrying values of $52 million and $188 million, respectively. At December 31, 2004, the maturities of these agreements ranged from January 12, 2005 through February 4, 2005, while the interest rates ranged from 2.0% to 2.5%. The outstanding amounts at December 31, 2004 and 2003 were collateralized by bonds with a fair value of $51 million and $192 million, respectively.

5.	Derivative financial instruments

The Company uses derivative financial instruments in the normal course of business to manage investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and short-term investments to economically create temporary investment positions, which are highly liquid and of high quality. These investments perform like bonds and are held to improve the quality and performance of invested assets until other suitable investments become available. The Company’s derivative strategy employs a variety of derivative financial instruments, including interest rate swaps, currency swaps, asset and equity swaps, options, interest rate caps and floors, forward commitments, and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not designated in hedging relationships; therefore, the criteria for hedge accounting are not met.

Under interest rate swaps, the Company agrees, at specified intervals, to an exchange of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount.

Under currency swaps, the Company agrees to an exchange of principal denominated in two different currencies at current rates, under an agreement to repay the principal at a specified future date and rate. The Company utilizes currency swaps for the purpose of managing currency exchange risks that are mainly related to funding agreements.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to fifteen years.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a stated rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a stated rate over a referenced interest rate calculated by reference to an agreed upon notional amount.

The Company utilizes certain other agreements including forward commitments and asset and equity swaps to reduce exposures to various risks. Forward contracts are used by the Company to manage market risks relating to interest rates. The Company also uses “to be announced” (“TBAs”) forward contracts to engage in the investment risk and return of mortgage-backed securities. TBAs provide a more liquid and cost effective method than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus accounts for its TBAs as derivatives.

The Company enters into financial futures contracts for the purpose of managing interest rate exposure. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions.

The Company’s principal derivative market risk exposures are interest rate risk, which includes the impact of inflation, and credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as market interest rates move. The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative financial instruments. In order to minimize credit risk, the Company and its derivative counterparties require collateral to be posted in the amount owed under each transaction, subject to threshold and minimum transfer amounts that are functions of the rating on the counterparty’s long term, unsecured, unsubordinated debt. Additionally, in many instances, the Company enters into agreements with the counterparties which allow for contracts in a positive position, where the Company is due amounts, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s exposure. As of December 31, 2004 and 2003, the Company held collateral of $1,358 million and $1,579 million, respectively. Market value exposure at risk, in a net gain position, net of offsets and collateral, was $152 million and $181 million at December 31, 2004 and 2003, respectively. The Company regularly monitors counterparty credit ratings and exposures, derivatives positions and valuations, and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized. The Company monitors this exposure as part of its management of the Company’s overall credit exposures.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following tables summarize the carrying values, which equals fair value, and notional amounts of the Company’s derivative financial instruments:

	December 31, 2004
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$966	$22,295	$2	$247
Currency, asset and equity swaps	379	1,042	68	264
Options	133	6,899	—	—
Interest rate caps and floors	5	1,000	—	—
Forward commitments	(5)	599	6	341
Financial futures – short positions	—	64	—	—
Financial futures – long positions	—	856	—	—

Total	$1,478	$32,755	$76	$852

	December 31, 2003
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$1,222	$26,784	$6	$537
Currency, asset and equity swaps	302	909	40	290
Options	102	5,175	—	—
Interest rate caps and floors	10	1,000	—	—
Forward commitments	35	3,141	7	40
Financial futures – short positions	—	549	—	—

Total	$1,671	$37,558	$53	$867

Notional amounts do not represent amounts exchanged by the parties and thus are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial and other indices.

6.	Fair value of financial instruments

These fair value disclosures may not necessarily be indicative of amounts that could be realized in immediate settlement of the financial instrument. The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the Company’s financial instruments:

	December 31,
	2004		2003
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)
Financial assets:
Bonds	$38,493	$40,069	$32,567	$34,218
Common stocks	969	969	776	776
Preferred stocks	161	170	165	174
Mortgage loans	8,805	9,152	7,643	8,152
Policy loans	6,912	6,912	6,564	6,564
Derivative financial instruments	1,478	1,478	1,671	1,671
Cash, cash equivalents and short-term investments	2,296	2,296	6,535	6,535

Financial liabilities:
Derivative financial instruments	76	76	53	53
Funding agreements	3,651	3,741	3,405	3,511
Investment-type insurance contracts	11,150	11,193	10,398	10,391

As of December 31, 2004, external vendors and broker quotations were the pricing sources for 72% of bond securities and internal models were the pricing sources for 28% of bond securities.

7.	Fixed assets

The Company has fixed assets, comprised primarily of internally developed software, operating software, EDP equipment, office equipment and furniture. Fixed assets amounted to $148 million and $165 million, net of accumulated depreciation of $274 million and $230 million, at December 31, 2004 and 2003, respectively. Depreciation expense on fixed assets for the years ended December 31, 2004, 2003 and 2002 was $59 million, $63 million, and $55 million, respectively.

8.	Surplus notes

The following table summarizes the surplus notes issued and outstanding as of December 31, 2004 (in millions):

Issue Year	Amount	Interest Rate	Maturity Date
1993	$250	7.625%	2023
1994	100	7.500%	2024
2003	250	5.625%	2033

Total	$600

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. These surplus notes are held by bank custodians for unaffiliated investors. Issuance was approved by the Division.

All payments of interest and principal are subject to the prior approval of the Division. Anticipated sinking fund payments are due as follows: $62 million in 2021, $88 million in 2022, $150 million in 2023, and $50 million in 2024. There are no sinking fund requirements for the notes issued in 2003.

Interest on the notes issued in 1994 is payable on March 1 and September 1 of each year to holders of record on the preceding February 15 or August 15, respectively. Interest on the notes issued in 2003 and 1993 is payable on May 15 and November 15 of each year to holders of record on the preceding May 1 or November 1, respectively. Interest expense is not recorded until approval for payment is received from the Division. Interest of $41 million, $34 million and $27 million was approved and paid in 2004, 2003 and 2002, respectively.

9.	Related party transactions

The Company has management and service contracts and cost sharing arrangements with various unconsolidated subsidiaries and affiliates whereby the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees earned under the terms of the contracts and arrangements related to unconsolidated subsidiaries and affiliates were $151 million, $155 million and $194 million for 2004, 2003 and 2002, respectively. The majority of these fees were from C.M. Life Insurance Company (“C.M. Life”), which accounted for $113 million in 2004, $121 million in 2003, and $162 million in 2002.

The Company has agreements with its affiliates, including Babson Capital Management LLC (“Babson Capital”) and OppenheimerFunds Inc., whereby the Company receives revenue from these affiliates for certain recordkeeping and other services that the Company provides to its customers that select investment options that invest in mutual funds managed by these affiliates. For the years ended December 31, 2004 and 2003, revenue of $15 million and $13 million, respectively, was recorded by the Company under these agreements.

Various unconsolidated subsidiaries and affiliates, including Babson Capital, provide investment advisory services to the Company. Total fees for such services were $147 million, $132 million and $116 million for 2004, 2003 and 2002, respectively. In addition, an unconsolidated subsidiary provides administrative services for employee benefit plans to the Company. Total fees for such services were $9 million, $8 million and $9 million for 2004, 2003 and 2002, respectively.

In 2003, the Company entered into a modified coinsurance agreement with its unconsolidated Japanese affiliate, MassMutual Life Insurance Company, on certain life insurance products. Total premium assumed under this agreement was $40 million in 2004 and $41 million in 2003. Fees and other income included $6 million and $40 million of expense allowances in 2004 and 2003, respectively. Total policyholders’ benefits assumed were $14 million and $12 million in 2004 and 2003, respectively. A modified coinsurance adjustment of $16 million and $17 million from the Company to its Japanese affiliate was recorded in 2004 and 2003, respectively.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company has reinsurance agreements with its subsidiaries, C.M. Life and MML Bay State Life Insurance Company (“Bay State”), including stop-loss, coinsurance, modified coinsurance and yearly renewable term agreements on life insurance products. Total premium assumed on these agreements were $168 million in 2004, $239 million in 2003 and $153 million in 2002. Fees and other income include an $86 million, $104 million and $98 million expense allowance in 2004, 2003 and 2002, respectively. Total policyholders’ benefits incurred on these agreements were $92 million in 2004, $62 million in 2003 and $46 million in 2002. A modified coinsurance adjustment of $40 million, $37 million and $37 million was received from Bay State and C.M. Life in 2004, 2003 and 2002, respectively. In 2004, 2003 and 2002 experience refunds of $16 million, $16 million and $6 million, respectively, were paid to Bay State and C.M. Life. Effective November 1, 2004, the Company terminated its coinsurance agreements for new business related to two universal life products with C.M. Life.

The Company participates in variable annuity exchange programs with its subsidiary, C.M. Life, whereby certain Company variable annuity policyholders can make a non-taxable exchange of their contract for an enhanced C.M. Life variable annuity contract. Surrender benefits, related to these exchange programs, were $118 million, $117 million and $256 million in 2004, 2003 and 2002, respectively. The Company has an agreement with C.M. Life to compensate the Company for the lost revenue associated with the exchange of these contracts. As a result of these exchanges, the Company had recorded commissions receivable of approximately $1 million as of December 31, 2004 and 2003 and received commissions of $5 million, $9 million and $5 million from C.M. Life for the years ended December 31, 2004, 2003 and 2002, respectively.

The Company had outstanding amounts due to affiliates Babson Capital of $23 million at 4.5% and $16 million at 4.7% and Cornerstone Real Estate Advisers LLC of $4 million at 4.5% and $3 million at 5.0% at December 31, 2004 and 2003, respectively. The amounts are due in 2008 and 2007, respectively, but early repayment may be made at the option of the Company. Both are payable semi-annually in arrears. Interest accrued and paid was $1 million through December 31, 2004 and less than $1 million through December 31, 2003.

10.	Reinsurance

The Company cedes insurance to other insurers in order to limit its insurance risk. Most of the amounts reinsured are on a yearly renewable term basis. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. The Company records a receivable for reinsured benefits paid and reduces policyholders’ reserves and funds for the portion of insurance liabilities that are reinsured. The cost of reinsurance is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

The Company and its officers and directors do not own any portion of a non-affiliated reinsurer nor were any policies issued by the Company reinsured with a company chartered

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

in a country other than the United States which is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

No new agreements have been executed nor existing agreements amended, since January 1, 2004, to include policies or contracts which were in force or which had existing reserves established by the Company as of the effective date of the agreements. The Company did not write-off any reinsurance balances and had no commutation of ceded reinsurance.

If all reinsurance agreements were terminated by either party as of December 31, 2004, the resulting reduction in surplus due to loss of reinsurance reserve credits net of unearned premium would be approximately $797 million.

Premium ceded to unaffiliated insurers were $378 million, $328 million and $277 million and reinsurance recoveries were $166 million, $187 million and $156 million for the years ended December 31, 2004, 2003 and 2002, respectively. Reserves ceded to unaffiliated insurers were $928 million and $708 million as of December 31, 2004 and 2003, respectively. Amounts recoverable from unaffiliated reinsurers were $50 million and $47 million as of December 31, 2004 and 2003, respectively. At December 31, 2004, one reinsurer accounted for 39% of the outstanding reinsurance recoverable and the next largest reinsurer had 19% of the balance.

11.	Investments in unconsolidated subsidiaries

The Company has two primary domestic life insurance subsidiaries, C.M. Life, a direct subsidiary which primarily writes fixed and variable annuities and universal life insurance business, and Bay State, an indirectly-owned subsidiary which primarily writes variable life and bank-owned life insurance business.

The Company’s wholly-owned subsidiary, MMHLLC, is the parent of subsidiaries which include retail and institutional asset management, registered broker-dealer, and international life and annuity operations.

The Company does not rely on dividends from its subsidiaries to meet its operating cash flow requirements. Dividend payments from insurance subsidiaries are subject to certain restrictions imposed by statutory authorities. Additionally, dividend payments from other subsidiaries are limited to their retained earnings.

For domestic insurance subsidiaries, substantially all of the statutory shareholder’s equity of approximately $411 million at December 31, 2004 is subject to dividend restrictions. Dividend restrictions, imposed by state regulations, limit the payment of dividends to the Company without the prior approval from the Department. The Company’s domestic insurance subsidiary, C.M. Life, is required to obtain prior approval for dividend payments in 2005.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

For international insurance subsidiaries, the most significant insurance regulatory jurisdictions include Japan, Taiwan, Hong Kong and Bermuda. Historically, the Company reinvested a substantial portion of its unrestricted earnings in its operations and believes such continued reinvestment in the future will be adequate to meet any foreseeable capital requirements.

In 2004, 2003 and 2002, the Company received $100 million, $150 million and $100 million, respectively, in dividends from MMHLLC. At December 31, 2004 MMHLLC had retained earnings of $361 million. Operating results, less dividends declared, for MMHLLC are reflected as net unrealized capital gains in the Statutory Statements of Changes in Policyholders’ Contingency Reserves. The Company held debt issued by MMHLLC and its subsidiaries that amounted to $2,493 million and $2,270 million at December 31, 2004 and 2003, respectively. The Company received interest income on MMHLLC debt of $88 million, $132 million and $120 million in 2004, 2003 and 2002, respectively.

In 2004, 2003 and 2002, the Company contributed additional paid-in capital of $30 million, $256 million, and $255 million, respectively, to unconsolidated subsidiaries, principally MMHLLC and C.M. Life.

Summarized below is statutory financial information for the unconsolidated domestic life insurance subsidiaries as of December 31 and for the years then ended:

	As of and for the Years Ended December 31,
	2004	2003	2002
	(In Millions)
Total revenue	$2,295	$1,946	$2,336
Net income	72	105	16
Assets	13,299	11,690	9,994
Liabilities	12,680	11,081	9,446

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Summarized below is GAAP financial information for other unconsolidated subsidiaries:

	As of and for the Years Ended December 31,
	2004	2003	2002
	(In Millions)
Total revenue	$4,214	$3,230	$3,026
Net income	342	274	22
Assets	19,608	14,824	12,924
Liabilities	18,042	13,557	12,055

12.	Policyholders’ liabilities

a.	Policyholders’ reserves

The following table summarizes policyholders’ reserves, net of reinsurance, and interest rates credited by type of product ($ in millions):

	December 31,
	2004		2003
	Amount	Interest Rates	Amount	Interest Rates
Individual life	$26,936	2.5% - 6.0%	$25,827	2.5% - 6.0%
Group annuities	9,006	2.3% - 11.3%	8,348	2.3% - 11.3%
Group life	7,973	2.5% - 4.5%	6,958	2.5% - 4.5%
Individual annuities	2,617	2.3% - 11.3%	2,297	2.3% - 11.3%
Disabled life claim reserves	1,591	3.0% - 6.0%	1,515	3.0% - 6.0%
Individual universal and variable life	1,136	3.5% - 6.0%	846	3.5% - 6.0%
Guaranteed investment contracts	819	2.5% - 13.0%	751	2.3% - 15.2%
Disability active life reserves	513	3.0% - 6.0%	504	3.0% - 6.0%
Other	153	2.5% - 4.5%	144	2.5% - 4.5%

Total	$50,744		$47,190

b.	Deposit fund balances

The following table summarizes deposit fund balances and interest rates credited by type of product ($ in millions):

	December 31,
	2004		2003
	Amount	Interest Rates	Amount	Interest Rates
Funding agreements	$3,651	1.2% - 10.2%	$3,481	1.2% - 13.0%
Dividend accumulations	614	4.6% - 5.1%	611	4.6% - 5.6%
Supplementary contracts	631	2.5% - 8.0%	544	3.0% - 7.0%
Other	151	4.0% - 5.0%	155	4.0% - 5.0%

Total	$5,047		$4,791

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Funding agreements

The Company created trusts which established a $2 billion European Medium-Term Note Program and a $5 billion Global Medium-Term Note Program. The purpose of both programs is to issue medium-term notes to domestic and international investors. Proceeds from the sale of the medium-term notes by an unconsolidated affiliated trust are used to purchase funding agreements from the Company. The payment terms of any particular series of notes are matched by the payment terms of the funding agreement securing the series. As of December 31, 2004, the Company has cumulatively issued $3,754 million of funding agreements under these programs.

Guaranteed investment contracts (“GICs”) are pension plan investment contracts that pay a specified non-participating interest rate on contributions and pay book value at a specified maturity date. Contributions and withdrawals are largely fixed at the time of sale.

Structurally the same as GICs, funding agreements are investment contracts sold to the domestic non-qualified market. The terms of the agreements in general do not give the holder the right to terminate the contract prior to the contractually stated maturity dates. As of December 31, 2004, approximately $146 million can be surrendered with a market-value adjustment. No funding agreements have been issued with put provisions or ratings-sensitive triggers. Currency swaps are employed to eliminate foreign exchange risk from all funding agreements issued to back non-U.S. dollar denominated notes.

As of December 31, 2004, the Company’s maturity schedule for investment contract liabilities was as follows:

	Funding Agreements	Traditional GICs	Total
	(In Millions)
2005	$553	$182	$735
2006	814	122	936
2007	517	150	667
2008	305	93	398
2009	479	265	744
Thereafter	983	7	990

Total	$3,651	$819	$4,470

d.	Unpaid claims and claim expense reserves

The Company establishes unpaid claims and claim expense reserves to provide for the estimated costs of paying claims made under individual disability and long-term care policies written by the Company. These reserves include estimates for both claims that have been reported and those that have been incurred but not reported, and include estimates of all expenses associated with processing and settling these claims. This estimation process is based significantly on the assumption that past experience is an appropriate indicator of future events, and involves a variety of actuarial techniques that analyze experience, trends and other relevant factors. Accordingly, actual claim reserves may vary from present estimates. The amounts recorded for unpaid claim and claim expense reserves represent the Company’s best estimate based upon currently known facts and actuarial guidelines.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the disabled life unpaid claims and claim expense reserves:

	December 31,
	2004	2003
	(In Millions)
Claim reserves, beginning of year	$1,642	$1,610
Less reinsurance recoverables	(79)	(55)

Net claim reserves, beginning of year	1,563	1,555

Claims paid related to:
Current year	(7)	(9)
Prior years	(240)	(228)

Total claims paid	(247)	(237)

Incurred related to:
Current year’s incurred	173	185
Current year’s interest	4	4
Prior years’ incurred	39	(17)
Prior years’ interest	73	73

Total incurred	289	245

Adjustments to policyholders’ contingency reserves	19	—

Net claim reserves, end of year	1,624	1,563
Plus reinsurance recoverables	98	79

Claim reserves, end of year	$1,722	$1,642

The adjustments to policyholders’ contingency reserves in accordance with statutory accounting principles are due to corrections related to reinsurance credits applied to disability income claims and data within the disability income reserving system, which were partially offset by reserve methodology refinements.

The changes in reserves for incurred claims related to prior years are primarily the result of ongoing analysis of recent loss development trends.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table reconciles the disabled life claim reserves to net claim reserves at the end of the year presented in the table above. Disabled life claim reserves are recorded in policyholders’ reserves. Accrued claim liabilities are recorded in other liabilities.

	December 31,
	2004	2003
	(In Millions)
Disabled life claim reserves	$1,591	$1,515
Accrued claim liabilities	33	48

Net claim reserves, end of year	$1,624	$1,563

13.	Postretirement and benefit plans

The Company provides multiple benefit plans including retirement plans and life and health benefits to employees, certain employees of unconsolidated subsidiaries, agents and retirees.

a.	Pension and savings plan

The Company has funded and unfunded non-contributory defined benefit pension plans. The plans cover substantially all employees and agents. For some participants, benefits are calculated on the greater of a formula based on either final average earnings and length of service or the cash balance formula which calculates benefits based on amounts allocated to participants that take into consideration age, service and salary during their careers.

The Company’s policy is to fund pension costs in accordance with the Employee Retirement Income Security Act of 1974. The Company contributed $40 million and $48 million to its qualified defined benefit plan for the years ended December 31, 2004 and 2003, respectively.

The Company sponsors funded and unfunded defined contribution plans for substantially all of its employees and agents. The Company contributes to the funded plan by matching participant contributions up to three percent of pay, within certain limits, based on years of service and the financial results of the Company each year. Company contributions, and any related earnings, are vested based on years of service using a graduated vesting schedule with full vesting after three years of service.

The matching contributions by the Company were $21 million, $18 million and $15 million for the years ended December 31, 2004, 2003 and 2002, respectively, and are included in operating expenses.

The Company also maintains a money purchase pension plan for agents, which was frozen in 2001.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Other postretirement benefits

The Company provides certain life insurance and health care benefits (“other postretirement benefits”) for its retired employees and agents, and their beneficiaries and dependents. The health care plan is contributory; a portion of the basic life insurance plan is non-contributory. Substantially all of the Company’s employees and agents may become eligible to receive other postretirement benefits. These benefits are funded as considered necessary by the Company’s management. The postretirement health care plans include a limit on the Company’s share of costs for recent and future retirees.

The initial transition obligation of $138 million is being amortized over twenty years through 2012. At December 31, 2004 and 2003, the net unfunded accumulated benefit obligation was $247 million and $266 million, respectively, for employees and agents eligible to retire or currently retired and $39 million and $37 million, respectively, for participants not eligible to retire.

In December 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (“the Act”) was signed into law. The Act introduced a prescription drug benefit under Medicare (“Medicare Part D”) and a federal subsidy to sponsors of retirement health care plans that provide a benefit that is at least actuarially equivalent to Medicare Part D. In December 2004, the NAIC issued Interpretation 04-17, “Impact of Medicare Modernization Act on Postretirement Benefits,” providing final guidance on accounting for the Act. The Company recorded the effects of the subsidy in measuring net periodic postretirement benefit cost for the twelve months ended December 31, 2004. This resulted in a reduction in the accumulated postretirement benefit obligation (“APBO”) for the subsidy related to benefits attributed to past service of $33 million. The Company has not incurred a reduction in current gross benefit payments and expects to receive subsidy payments beginning in 2006.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Prepaid benefit costs are non-admitted. Accrued benefit costs are included in other liabilities in the Company’s Statutory Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2004	2003	2004	2003
	(In Millions)
Change in benefit obligation:
Benefit obligation, beginning of year	$1,126	$986	$282	$261
Service cost	34	27	5	5
Interest cost	66	65	15	17
Medicare prescription direct subsidy	—	—	(33)	—
Actuarial loss	32	11	9	14
Benefits paid	(61)	(58)	(27)	(20)
Contribution by plan participants	—	—	7	5
Change in actuarial assumptions	—	95	—	—

Benefit obligation, end of year	$1,197	$1,126	$258	$282

Change in plan assets:
Fair value of plan assets, beginning of year	$964	$846	$16	$16
Actual return on plan assets	115	115	—	—
Employer contribution	53	61	15	15
Benefits paid	(61)	(58)	(27)	(20)
Contributions by plan participants	—	—	7	5

Fair value of plan assets, end of year	$1,071	$964	$11	$16

Funded status:	$(126)	$(162)	$(247)	$(266)
Unrecognized net actuarial loss	451	487	36	60
Remaining net obligation at initial date of application	7	8	42	48
Effect of fourth quarter activity	3	3	4	6

Subtotal net amount recognized	335	336	$(165)	$(152)

Less assets non-admitted	480	475

Net amount recognized	$(145)	$(139)

Benefit obligation for non-vested employees	$31	$24	$39	$37

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Pension Benefits		Other Postretirement Benefits
	2004	2003	2004	2003
	(In Millions)
Amounts recognized in the Statutory Statements of Financial Position:
Prepaid benefit cost	$473	$467	$—	$—
Intangible assets	7	8	—	—
Less assets non-admitted	480	475	—	—

Net prepaid pension plan asset	—	—	—	—
Accrued benefit cost	(189)	(173)	(165)	(152)
Policyholders’ contingency reserves	44	34	—	—

Net amount recognized	$(145)	$(139)	$(165)	$(152)

The accumulated benefit obligation for all defined benefit pension plans was $1,130 million and $1,065 million at December 31, 2004 and 2003, respectively.

The projected benefit obligation, accumulated benefit obligation, and fair value of plan assets for the pension plans with an accumulated benefit obligation in excess of plan assets are as follows:

	December 31,
	2004	2003
	(In Millions)
Projected benefit obligation	$197	$187
Accumulated benefit obligation	189	173
Fair value of plan assets	—	—

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Net periodic (benefit) cost is included in operating expenses on the Statutory Statements of Income for the years ended December 31, 2004 and 2003 and contains the following components:

	Pension Benefits		Other Postretirement Benefits
	2004	2003	2004	2003
	(In Millions)
Components of net periodic (benefit) cost:
Service cost	$34	$27	$5	$6
Interest cost	66	65	15	17
Expected return on plan assets	(76)	(79)	—	(1)
Amortization of unrecognized transition obligation	1	1	5	5
Amount of recognized (gains) and losses	27	12	1	1

Total net periodic (benefit) cost	$52	$26	$26	$28

Increase in minimum liability included in policyholders’ contingency reserves	$9	$16	$—	$—

The weighted-average assumptions and assumed health care cost trend rates at September 30, 2004 and 2003 used by the Company to calculate the benefit obligations as of those dates and to determine the benefit costs in the subsequent plan year are as follows:

	Pension Benefits		Other Postretirement Benefits
	2004	2003	2004	2003
Weighted-average assumptions:
Discount rate	6.00%	6.00%	6.00%	6.00%
Increase in future compensation levels	4.00%	4.00%	4.00%	4.00%
Long-term rate of return on assets	8.00%	8.00%	3.00%	6.00%
Health care cost trend rate	—	—	9.00%	9.00%
Ultimate health care cost trend rate after gradual decrease until 2008 and 2007, respectively	—	—	5.00%	5.00%

The long-term rate of return for the qualified pension plan is established via a building block approach with proper consideration for diversification and rebalancing. Historical markets are studied and long-term historical relationships between equities and fixed-income are preserved consistent with the widely accepted capital market principle that assets with higher volatility generate a greater return over the long run. Current market factors such as inflation and interest rates are evaluated before long-term capital market assumptions are determined.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Assumed health care cost trend rates have an effect on the amounts reported for the health care plans. A one-percentage point change in the assumed health care cost trend rate would have the following effects in 2004:

	One Percentage Point Increase	One Percentage Point Decrease
	(In Millions)
Effect on total service and interest cost	$1	$1
Effect on other postretirement benefit obligation	16	15

The Company’s pension plan weighted-average asset allocations by asset category are as follows:

	Plan Assets At December 31,
Asset Category	Actual 2004	2004 Target Ranges	Actual 2003
Domestic equity	54%	45.0% - 55.0%	54%
International equity	11	7.5% - 12.5%	11
Domestic fixed income	27	25.0% - 35.0%	27
Alternative investments	8	7.5% - 12.5%	8

Total	100%		100%

As of December 31, 2004 and 2003, pension plan assets of $1,150 million and $1,035 million, respectively, are invested in group annuity contracts which invest in the Company’s general and separate accounts.

The Company employs a total return investment approach whereby a mix of equities and fixed-income investments are used to maximize the long-term return of plan assets for a prudent level of risk. Risk tolerance is established through careful consideration of plan liabilities, plan funded status, and corporate financial condition. The investment portfolio contains a diversified blend of equity and fixed-income investments. Furthermore, equity investments are diversified across U.S. and non-U.S. stocks, as well as growth, value, and small and large capitalizations. Alternative assets such as real estate, private equity and hedge funds are used to improve portfolio diversification. Investment risk is measured and monitored on an ongoing basis through quarterly investment portfolio reviews, annual liability measurements, and periodic asset/liability studies.

During 2003, an asset/liability study was performed that resulted in a rebalancing of the portfolio and newly targeted asset allocation ranges.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s other postretirement benefit plans weighted-average asset allocations by asset category are as follows:

	Plan Assets At December 31,
Asset Category	2004	2003
Domestic fixed income	50%	42%
Cash and cash equivalents	50	58

Total	100%	100%

The Company invests in highly liquid money market investments and other fixed-income investments to the extent necessary to satisfy reasonably anticipated routine current benefit liability amounts, with additional amounts sufficient to satisfy reasonably anticipated spikes in such liability amounts.

The Company expects to spend $14 million to meet its expected obligations under its nonqualified pension plans and $19 million to its other postretirement benefit plan in 2005.

The expected future benefit payments and Medicare prescription direct subsidy receipts, which reflect expected future service, are as follows:

	Pension Benefits	Other Postretirement Benefits	Medicare Prescription Direct Subsidy
	(In Millions)
2005	$58	$19	$—
2006	60	20	2
2007	63	22	2
2008	66	23	2
2009	69	24	2
Years 2010-2014	404	140	14

The net expense charged to operations for all employee benefit plans was $160 million, $132 million and $87 million for the years ended December 31, 2004, 2003 and 2002, respectively.

14.	Federal income taxes

Federal income taxes are based upon the Company’s best estimate of its current and deferred tax liabilities. Deferred income taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported as a separate component of policyholders’ contingency reserves. Accordingly, the reporting of temporary differences, such as reserves and policy acquisition costs, and of permanent differences, such as policyholder dividends and tax credits, results in effective tax rates that differ from the federal statutory tax rate.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The components of the net deferred tax asset recognized in the Company’s assets, liabilities and policyholders’ contingency reserves are as follows:

	December 31,
	2004	2003
	(In Millions)
Total deferred tax assets	$2,246	$2,013
Total deferred tax liabilities	(1,244)	(1,215)

Net deferred tax asset	1,002	798
Deferred tax assets non-admitted	(607)	(427)

Net admitted deferred tax asset	$395	$371

(Increase) decrease in non-admitted asset	$(180)	$52

The provision for incurred taxes (benefit) on earnings are as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Federal income tax expense (benefit)	$122	$(132)	$(144)
Foreign income tax expense	10	10	6

	132	(122)	(138)
Federal income tax expense (benefit) on net capital gains (losses)	21	—	(9)

Federal and foreign income tax expense (benefit)	$153	$(122)	$(147)

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	December 31,
	2004	2003
	(In Millions)
Deferred tax assets:
Reserve items	$615	$574
Policy acquisition costs	422	389
Non-admitted assets	250	244
Policyholder dividend related items	212	234
Investment items	196	208
Unrealized investment losses	169	62
Pension and compensation related items	154	166
Other	228	136

Total deferred tax assets	2,246	2,013
Non-admitted deferred tax assets	(607)	(427)

Admitted deferred tax assets	1,639	1,586

Deferred tax liabilities:
Unrealized investment gains	611	649
Investment items	224	162
Deferred and uncollected premium	175	177
Pension items	167	162
Other	67	65

Total deferred tax liabilities	1,244	1,215

Net admitted deferred tax assets	$395	$371

The change in net deferred income taxes is comprised of the following:

	Years Ended December 31,
	2004	2003
	(In Millions)
Change in deferred tax assets	$233	$(31)
Change in deferred tax liabilities	(29)	(172)

Increase (decrease) in deferred tax asset	204	(203)
Tax effect of unrealized (losses) gains	(145)	284

Increase in net deferred income tax	$59	$81

As of December 31, 2004, the Company had no net operating or capital loss carryforwards to include in deferred income taxes.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for federal and foreign income tax expense (benefit) is different from that which would be obtained by applying the statutory federal income tax rate to income before taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Provision computed at statutory rate	$151	$70	$421
Policyholder dividends	52	(34)	(174)
Investment items	(51)	(138)	(58)
Tax credits	(46)	(38)	(36)
Non-admitted assets	(6)	(52)	(179)
Other	(6)	(11)	(11)

Total	$94	$(203)	$(37)

Federal and foreign income tax expense (benefit)	$153	$(122)	$(147)
Change in net deferred income taxes	(59)	(81)	110

Total statutory income taxes	$94	$(203)	$(37)

During the year ended December 31, 2004, the Company received federal income tax refunds in the amount of $85 million. During the years ended December 31, 2003 and 2002, the Company paid federal income taxes in the amounts of $107 million and $195 million, respectively. As of December 31, 2004, federal income taxes paid in the current and prior years that will be available for recovery in the event of future net losses were as follows: $5 million in 2004, $101 million in 2003, and $75 million in 2002.

The Job Creation and Worker Assistance Act of 2002 suspended the limitation on the deductibility of the Company’s dividends paid to policyholders for 2001 through 2003. The Pension Funding Equity Act of 2004 repealed the limitation for 2005 and later years. Given the absence of data from the United States Internal Revenue Service (“IRS”) needed to calculate the 2004 limitation, an estimate based on the actual limitation from prior years has been used.

The American Jobs Creation Act of 2004, enacted October 22, 2004, allows a deduction of 85% of certain foreign earnings that are repatriated by December 31, 2005. The Company does not expect to be able to complete its evaluation of this provision until Congress or the Treasury Department provides additional guidance. The range of amounts that the Company may repatriate under this provision is between zero and $85 million. The related range of income tax is between zero and $5 million.

The Company plans to file its 2004 federal income tax return with its eligible subsidiaries and certain affiliates. The Company and its eligible subsidiaries and certain affiliates are subject to a written tax-allocation agreement which allocates the group’s tax liability for payment purposes. Generally, the agreement provides that group members shall be compensated for the use of their losses and credits by other group members.

The IRS has completed its examination of the Company’s income tax returns through 1997 and is currently examining 1998 through 2000. Management believes any adjustments that may result from such examinations will not materially impact the Company’s financial position.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

15.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk and credit risk. Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments and amounts due to policyholders. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company controls its exposure to this risk by, among other things, asset/liability matching techniques that account for the cash flow characteristics of the assets and liabilities. Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. Management does not believe that significant concentrations of credit risk existed as of December 31, 2004 and 2003 or for the three years ended December 31, 2004.

The Company’s currency exchange risk is related to non-U.S. dollar denominated investments, the Medium-Term Note Program and international operations. The Company mitigates its currency exposures related to the Medium-Term Note Program and a portion of its currency exposure related to its international operations through the use of derivatives. Capital invested by the Company in its international operations is not subject to currency exchange risk as the assets backing the capital are denominated in U.S. dollars.

Asset based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the equity markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

b.	Leases

The Company leases office space and equipment in the normal course of business under various non-cancelable operating lease agreements. Total rental expense on operating leases was $32 million, $39 million and $34 million for the years ended December 31, 2004, 2003 and 2002, respectively.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Future minimum lease commitments are as follows:

(In Millions)
2005	$32
2006	29
2007	25
2008	21
2009	13
Thereafter	19

Total	$139

c.	Guaranty funds

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations, or liquidity.

d.	Litigation

The Company is involved in litigation arising in and out of the normal course of business, including class action and purported class action suits, which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations that should reasonably give rise to any material adverse impact, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. The outcome of a particular proceeding may be material to the Company’s operating results for a particular period depending upon, among other factors, the size of the loss or liability and the level of the Company’s income for the period.

In 2004, the Company entered into a settlement agreement and received preliminary court approval resolving litigation proceedings involving alleged sales practices claims. The settlement class includes all policyholders, with certain limited exceptions, who have or had an ownership interest in permanent life policies, term life policies or disability income policies issued between January 1, 1983 and December 31, 2003. The settlement agreement resulted in the establishment of a liability of approximately $268 million in 2004. This estimated amount represents the cost to the Company of the settlement including related expenses.

e.	Regulatory inquiries

The Company is, from time to time, also involved in various governmental and administrative proceedings or regulatory investigations and inquiries. Along with others in our industry, the Company has been contacted by regulatory agencies for information relating to business practices. The Company is cooperating with these regulatory agencies and is responding to those information requests. The Company cannot predict with certainty the likely outcome of the inquiries or how its business may be affected by the inquiries or the regulatory investigations.

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.	Commitments

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. At December 31, 2004 and 2003, the Company had approximately $1,325 million and $925 million of outstanding unsecured funding commitments, respectively, and a $500 million support agreement related to unsecured credit facilities.

In the normal course of business, the Company enters into letter of credit arrangements. At December 31, 2004 and 2003, the Company had approximately $46 million and $68 million of outstanding letters of credit, respectively. At December 31, 2004 and 2003, the Company had no liability attributable to the support agreement, letters of credit, or the funding commitments.

In the normal course of business, the Company enters into commitments to purchase certain investments. At December 31, 2004, the Company had outstanding commitments to purchase privately placed securities, mortgage loans and partnerships and LLCs, which totaled $1,069 million, $567 million and $1,388 million, respectively. The majority of these commitments have funding periods that extend from one to five years. The Company is not required to fund commitments once the commitment period expires.

Certain commitments and guarantees of the Company provide for the maintenance of subsidiary regulatory capital and surplus levels and liquidity sufficient to meet certain obligations. These commitments and guarantees are not limited. At December 31, 2004 and 2003, the Company had no outstanding obligations attributable to these commitments and guarantees.

16.	Withdrawal characteristics

a.	Annuity actuarial reserves and deposit fund liabilities

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit fund liabilities at December 31, 2004 are illustrated below:

	Amount	% of Total
	(In Millions)
Subject to discretionary withdrawal -
With fair value adjustment	$7,691	17%
At book value less current surrender charge of 5% or more	392	1
At fair value	26,489	59

Subtotal	34,572	77
Subject to discretionary withdrawal -
At book value without fair value adjustment	2,483	5
Not subject to discretionary withdrawal	7,924	18

Total	$44,979	100%

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is the reconciliation of total annuity actuarial reserves and deposit fund liabilities at December 31, 2004:

(In Millions)
Statutory Statements of Financial Position:
Policyholders’ reserves - group annuities	$9,006
Policyholders’ reserves - individual annuities	2,617
Policyholders’ reserves - guaranteed interest contracts	819
Deposit fund balances	5,047

Subtotal	17,489
Separate Account Annual Statement:
Annuities	26,480
Other contract deposit funds and guaranteed interest contracts	1,010

Subtotal	27,490

Total	$44,979

b.	Separate accounts

Information regarding the separate accounts of the Company, as of and for the period ended December 31, 2004 is as follows:

	Guaranteed	Non- Guaranteed	Total
	(In Millions)
Net premium, considerations or deposits	$1,000	$4,942	$5,942

Reserves:
For accounts with assets at:
Fair value	$1,474	$27,080	$28,554
Non-policy liabilities	—	205	205

Total	$1,474	$27,285	$28,759

By withdrawal characteristics:
Subject to withdrawal:
With fair value adjustment	$1,001	$—	$1,001
At book value without fair value adjustment and current surrender charge of 5% or more	—	345	345
At fair value	473	26,687	27,160
At book value without fair value adjustment and with current surrender charge less than 5%	—	48	48

Subtotal	1,474	27,080	28,554
Non-policy liabilities	—	205	205

Total	$1,474	$27,285	$28,759

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

For the year ended December 31, 2004, net transfers to separate accounts of $2,267 million were included in the Statutory Statements of Income. The summaries of operations of the Company’s NAIC Separate Account Annual Statements reported net transfers of $3,267 million, which includes $1,000 million of net deposits on deposit liabilities transferred to separate accounts.

17.	Presentation of the Statutory Statements of Cash Flows

The presentation of the 2003 and 2002 Statutory Statements of Cash Flows has been changed to the direct method from the indirect method. As required by SSAP No. 69 “Statement of Cash Flows,” the Company has included in the Statutory Statements of Cash Flows non-cash transactions primarily related to (1) the exchange of bonds for bonds of $1,125 million, $944 million and $562 million for the years ended December 31, 2004, 2003 and 2002, respectively; (2) the transfer of real estate to separate accounts of $360 million for the year ended December 31, 2004; and (3) the conversion of bonds to stocks of $29 million, $293 million and $37 million for the years ended December 31, 2004, 2003 and 2002, respectively.

18.	Subsidiaries and affiliated companies

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2004 is illustrated below. Subsidiaries are wholly-owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

CM Assurance Company

CM Benefit Insurance Company

C.M. Life Insurance Company

MassMutual Holding LLC

MassMutual Mortgage Finance, LLC

MassMutual Owners Association, Inc.

The MassMutual Trust Company

MML Distributors, LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

Subsidiaries of MassMutual Holding LLC

CM Property Management, Inc.

HYP Management LLC

MassMutual Assignment Company

MassMutual Benefits Management, Inc.

MassMutual Funding LLC

MassMutual Holding MSC, Inc.

MassMutual International, Inc.

MMHC Investment LLC

MML Investors Services, Inc.

MML Realty Management Corporation

Urban Properties, Inc.

Antares Capital Corporation – 80.2%

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Subsidiaries of MassMutual Holding LLC, continued

Cornerstone Real Estate Advisers LLC

Babson Capital Management LLC

Oppenheimer Acquisition Corporation – 96.8%

Affiliates of Massachusetts Mutual Life Insurance Company

MML Series Investment Funds

MassMutual Select Funds

MassMutual Premier Funds

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission (the “Commission”) such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

MassMutual directors and officers are indemnified under Article V of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.

Article	V. of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

Article	V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives. Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;
(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

Insofar as indemnification for liabilities arising under Securities Act of 1933 may be permitted to directors, officers and controlling persons of MassMutual pursuant to the foregoing provisions, or otherwise, MassMutual has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 193, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MassMutual of expenses incurred or paid by a director, officer or controlling person of MassMutual in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, MassMutual will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

REPRESENTATIONS UNDER SECTION 26(E)(2)(A)

OF THE INVESTMENT COMPANY ACT OF 1940

Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the flexible premium variable whole life insurance policies described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 17

This Post-effective Amendment is comprised of the following documents:

The Facing Sheet.

The Prospectus consisting of 69 pages.

The Undertaking to File Reports.

The Signatures.

Written Consents of the Following Persons:

1.	KPMG LLP, independent registered public accounting firm and Deloitte & Touche LLP, independent registered public accounting firm;

2.	Counsel opining as to the legality of securities being registered;

3.	Not applicable.

The following Exhibits:

99.	The following Exhibits correspond to those required by Paragraph A of the instructions as to Exhibits in Form N-8B-2:

A.	1.	Resolution of Board of Directors of MassMutual establishing the Separate Account.[1]

	2.	Not applicable.

	3.	Form of Distribution Contract[2]

	4.	Not applicable.

	5.	Form of Flexible Premium Variable Whole Life Insurance Policy.[3]

	6.	a.	Certificate of Incorporation of MassMutual.[4]

		b.	By-Laws of MassMutual.[4]

	7.	Not applicable.

	8.	Form of Participation Agreements.

		a.	Oppenheimer Variable Account Funds[1]

		b.	T. Rowe Price Equity Series, Inc.[5]

	9.	Not applicable.

	10.	Form of Application for a flexible premium variable whole life insurance policy.[3]

	11.	SEC Procedures Memorandum describing MassMutual’s issuance, transfer, and redemption procedures for the Policy.[6]

B.	Opinion and Consent of Counsel as to the legality of the securities being registered.*

C.	No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

D.	Not applicable.

E.	a.	Consent of Independent Registered Public Accounting Firm – KPMG LLP*

	b.	Consent of Independent Registered Public Accounting Firm – Deloitte & Touche LLP*

F.	Not Applicable.

G.	1.	a. Powers of Attorney[7]

b. Power of Attorney – Roger G. Ackerman and Patricia Diaz Dennis[8]

c. Howard Gunton and Norman A. Smith[9]

d. Carol A. Leary[10]

27.	Not Applicable.

[1]	Incorporated by reference to the Initial Registration Statement of Registration Statement No. 333-22557 filed as an exhibit with the Commission on February 28, 1997.
[2]	Incorporated by reference to Post-Effective Amendment No. 2 of Registration Statement No. 033-89798 filed as an exhibit with the Commission effective May 1, 1997.
[3]	Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement No. 033-23126 filed as an exhibit with the Commission effective May 1, 1998.
[4]	Incorporated by reference to Initial Registration Statement No. 333-45039 on Form N-4 filed with the Commission as an exhibit on January 28, 1998.
[5]	Incorporated by reference to Initial Registration Statement No. 333-65887 filed with the Commission as an exhibit on October 20, 1998.
[6]	Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement No. 333-88493, filed with the Commission as an exhibit on Form N-6 in April , 2005.
[7]	Incorporated by reference to Initial Registration Statement No. 333-112626 filed with the Commission as an exhibit on February 9, 2004.
[8]	Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement No. 333-49475 filed with the Commission as an exhibit on February 24, 2004.
[9]	Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-112626, filed with the Commission as an exhibit on Form N-4 on February 1, 2005.
[10]	Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement No. 2-75412, filed with the Commission as an exhibit on Form N-4 in April , 2005.
*	filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Massachusetts Mutual Variable Life Separate Account I, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 17 to Registration Statement No. 33-23126 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 17 to Registration Statement No. 33-23126 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 25th day of April, 2005.

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

By: /s/ Robert J. O’Connell*

Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer

Massachusetts Mutual Life Insurance Company

/s/Robert Liguori	on April 25, 2005, as Attorney-in-Fact pursuant to powers of attorney incorporated by reference.

*Robert Liguori

As required by the Securities Act of 1933, this Post-Effective Amendment No. 17 to Registration Statement No. 33-23126 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ ROBERT J. O’CONNELL* Robert J. O’Connell	Chairman, Director, President and Chief Executive Officer (Principal Executive Officer)	April 25, 2005

/s/ HOWARD GUNTON* Howard Gunton	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	April 25, 2005

/s/ NORMAN A. SMITH* Norman A. Smith	Vice President and Controller (Principal Accounting Officer)	April 25, 2005

/S/ ROGER G. ACKERMAN* Roger G. Ackerman	Director	April 25, 2005

/s/ JAMES R. BIRLE* James R. Birle	Director	April 25, 2005

/s/ GENE CHAO* Gene Chao	Director	April 25, 2005

/s/ JAMES H. DEGRAFFENREIDT, JR.* James H. DeGraffenreidt, Jr.	Director	April 25, 2005

/S/ PATRICIA DIAZ DENNIS* Patricia Diaz Dennis	Director	April 25, 2005

/s/ JAMES L. DUNLAP* James L. Dunlap	Director	April 25, 2005

/s/ WILLIAM B. ELLIS* William B. Ellis	Director	April 25, 2005

/s/ ROBERT ESSNER* Robert Essner	Director	April 25, 2005

/s/ ROBERT M. FUREK* Robert M. Furek	Director	April 25, 2005

/s/ CAROL A. LEARY* Carol A. Leary	Director	April 25, 2005

/s/ WILLIAM B. MARX, JR.* William B. Marx, Jr.	Director	April 25, 2005

/s/ JOHN F. MAYPOLE* John F. Maypole	Director	April 25, 2005

/S/ MARC RACICOT* Marc Racicot	Director	April 25, 2005

/s/ ROBERT LIGUORI *Robert Liguori	On April 25, 2005, as Attorney-in-Fact pursuant to powers of attorney

INDEX TO EXHIBITS

Exhibit 99. B.	Opinion and Consent of Counsel as to the legality of the securities being registered

Exhibit 99. E.		a.	Consent of Independent Registered Public Accounting Firm– KPMG LLP
		b.	Consent of Independent Registered Public Accounting Firm– Deloitte & Touche LLP

Exhibit 99.9	i.	Massachusetts Mutual Variable Life Separate Account I: Opinion of Independent Registered Public Accounting Firm– Deloitte & Touche LLP
	ii.	Massachusetts Mutual Life Insurance Company, Company Financials: Opinion of Independent Auditors’ Report– Deloitte & Touche LLP